UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c–101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c–5(d)(2))

☒	Definitive Information Statement

IGATE CORPORATION

(Name Of Registrant As Specified In Its Charter)

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☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c–5(g) and 0–11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

IGATE CORPORATION

100 Somerset Corporation Blvd.

Bridgewater, NJ 08807

Telephone: (510) 896-3007

May 28, 2015

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

Dear IGATE Corporation Shareholder:

On April 27, 2015, we announced a proposed merger (the “Merger”) with a wholly-owned, indirect subsidiary of Cap Gemini S.A. (“SA”), one of the world’s foremost providers of IT, consulting, technology and outsourcing services.

To implement the Merger, on April 25, 2015, we entered into an agreement and plan of merger (the “Merger Agreement”), by and among SA, Capgemini North America, Inc. (“NA” and, together with SA, “Parent” or “Capgemini”), Laporte Merger Sub, Inc. (“Merger Sub”), and IGATE Corporation (the “Company”), a copy of which is attached as Annex A to this information statement (this “Information Statement”). Upon completion of the Merger, each share of common stock of the Company, par value $0.01 per share, issued and outstanding immediately prior to the consummation of the Merger, other than shares held in treasury and shares owned by Parent or Merger Sub, will automatically be converted into the right to receive $48.00 in cash, without interest. The closing of the Merger will occur upon the satisfaction of customary closing conditions, including, but not limited to, receipt of U.S. and foreign regulatory approvals.

Our board of directors has unanimously determined that the Merger is in the best interests of the Company and approved the entry into the Merger Agreement. Our board of directors unanimously recommended that our shareholders adopt the Merger Agreement. The adoption of the Merger Agreement by our shareholders required the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock entitled to vote thereon, or written consent of the holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting the Merger Agreement. The Merger Agreement and the transactions contemplated thereby, including the Merger, were adopted by shareholders holding a majority of our outstanding common stock, acting by written consent in lieu of a meeting (the “Written Consent”) in accordance with our Third Amended and Restated Articles of Incorporation and the Pennsylvania Business Corporation Law of 1988. As a result, no further action by any shareholder of the Company is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or complete the transactions contemplated thereby, including the Merger, and the Company will not be soliciting your vote for the adoption of the Merger Agreement and will not call a shareholders meeting for purposes of voting on the adoption of the Merger Agreement. This notice and the accompanying Information Statement shall constitute notice to you from the Company of the Written Consent contemplated by Section 2524 of the Pennsylvania Business Corporation Law of 1988.

Following the consummation of the Merger, our stock will no longer be publicly traded and we will cease making filings with the Securities and Exchange Commission and we will otherwise cease being required to comply with the rules relating to publicly held companies. We intend to and will delist from trading on The NASDAQ Stock Market, LLC and apply for termination of registration of our common stock under the Securities Exchange Act of 1934, as amended, as soon after the completion of the Merger as the requirements for such delisting and termination are met.

We are not asking you for a proxy, and you are requested not to send us a proxy.

Because the Merger Agreement has been adopted by less than the unanimous consent of our shareholders, we are providing the accompanying Information Statement to shareholders of record as of the record date for the Merger Agreement. The accompanying Information Statement is for informational purposes only. However, we urge you to read the Information Statement in its entirety for a more complete description of the transactions referenced above and the actions taken by our board of directors and the holders of a majority of our outstanding common stock.

We thank you for your continued support and interest in IGATE Corporation.

Sincerely,

Ashok Vemuri

President and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying Information Statement. Any representation to the contrary is a criminal offense.

This Information Statement is dated May 28, 2015 and being mailed to you on or about May 29, 2015.

NOTICE ABOUT INFORMATION CONTAINED IN THIS INFORMATION STATEMENT

You should assume that the information in this Information Statement or any supplement is accurate only as of the date on the front page of this Information Statement. Our business, financial condition, results of operations and prospects may have changed since that date and may change again.

-i-

-ii-

Governing Law	60
ANCILLARY AGREEMENTS	61
MARKET PRICE OF OUR STOCK	62
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	63
SHAREHOLDERS SHARING AN ADDRESS	65
WHERE YOU CAN FIND MORE INFORMATION	66

Annex A – Merger Agreement

Annex B – Voting Agreement

Annex C – Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

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FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer in this Information Statement contain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of such term under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. These forward-looking statements include statements regarding our business outlook, the demand for the products and services, the expected completion and timing of the Merger and other information relating to the Merger and all other statements in this Information Statement other than recitation of historical facts. Words such as “will,”, “intends”, “expects,” “anticipates,”, “estimates”, “predicts”, “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” “targets” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Information Statement are subject to risks and uncertainties that could cause actual results or events to differ from such statements, including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies, the risk that a closing condition to the proposed Merger may not be satisfied, and that the Merger may not be consummated, in a timely manner or at all, changes in laws and regulations, economic conditions, adverse litigation and the ability of the Company to retain and hire key personnel and maintain relationship with customers, suppliers and other business partners pending the consummation of the proposed Merger. These and other risks are discussed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, entitled “Risk Factors” and in other sections of our Annual Report, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Actual results may differ materially from those contained in the forward-looking statements in this Information Statement. Any forward-looking statements are based on information currently available to us and we assume no obligation to update these statements as circumstances change. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Information Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

1

SUMMARY

This summary highlights selected information from this information statement (this “Information Statement”) and may not contain all of the information that is important to you. To understand the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2015, by and among Cap Gemini S.A., a French société anonyme (“SA”), Capgemini North America, Inc. (“NA” and, together with SA, “Parent” or “Capgemini”), Laporte Merger Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of NA (“Merger Sub”), and IGATE Corporation, a Pennsylvania corporation, fully, and for a more complete description of the legal terms of the Merger, you should carefully read this entire Information Statement, the annexes attached to this Information Statement and the documents referred to or incorporated by reference in this Information Statement. We have included page references in parentheses to direct you to the appropriate place in this Information Statement for a more complete description of the topics presented in this summary. In this Information Statement, the terms “IGATE,” “Company,” “we,” “us” and “our” refer to IGATE Corporation. All references in this Information Statement to terms defined in the notice to which this Information Statement is attached have the meanings provided in that notice. All references to defined terms not defined herein or in the notice to which this Information Statement is attached shall have the meanings ascribed to them in the Merger Agreement attached as Annex A to this Information Statement.

The Parties to the Merger Agreement (page 15)

The Company. IGATE Corporation is a global leader in providing integrated technology and operations-based information technology solutions. The Company provides solutions to clients’ business challenges by leveraging our technology and process capabilities and offering productized applications and platforms that provide the necessary competitive and innovation edge to clients across industries, through a combination of speed, agility and imagination. The Company’s principal executive offices are located at 100 Somerset Corporate Blvd., Bridgewater, NY 08807 and its telephone number is (908) 219-8050. The Company’s website is www.igate.com. Additional information about the Company is included in documents incorporated by reference into this Information Statement and our filings with the Securities and Exchange Commission, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 66.

Parent.

SA. SA is one of the world’s foremost providers of consulting, technology and outsourcing services. Together with its affiliates, SA reported 2014 global revenues of EUR 10.573 billion. Together with its clients, SA creates and delivers business and technology solutions that fit clients’ needs and drive the results they want. SA’s principal executive offices are located at Place de l’Etoile, 11, rue de Tilsitt, 75017 Paris, France, and its telephone number is +33(0)1 47 54 50 00. SA’s website is www.capgemini.com.

NA. NA is a wholly owned direct subsidiary of SA and carries out SA’s North American operations. NA’s principal executive offices are located at 623 Fifth Avenue, 33rd Floor, New York, NY 10022, and its telephone number is (212) 314-8100. NA’s website is www.capgemini.com.

Merger Sub. Merger Sub was formed by Parent solely for the purpose of completing the Merger with the Company. Merger Sub is a wholly owned subsidiary of NA and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at Place de l’Etoile, 11, rue de Tilsitt, 75017 Paris, France.

The Merger (page 17)

On April 25, 2015, the Company entered into the Merger Agreement with Parent and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Pennsylvania law, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation. As a result, the Company will become an indirect, wholly owned subsidiary of Parent following the Effective Time. Because the Merger Consideration (as defined below) will be paid in cash, you will receive no equity interest in Parent, and after the Effective Time you will have no equity interest in the Company.

The Merger Consideration

Upon consummation of the Merger, each share of common stock of the Company, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the consummation of the Merger, other than shares held in treasury and shares owned by Parent or Merger Sub, will automatically be converted into the right to receive $48.00 in cash, without interest (the “Merger Consideration”).

We encourage you to read the Merger Agreement, which is attached as Annex A to this Information Statement, as it is the legal document that governs the Merger.

Reasons for the Merger (page 23)

After consideration of various factors as discussed in “The Merger — Reasons for the Merger” beginning on page 23, our board of directors, after consideration of the opinion and analyses of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), the financial advisor to our board of directors, and after consultation with the Company’s legal advisors, has unanimously determined that the Merger is in the best interests of the Company and approved the entry into the Merger Agreement.

Required Shareholder Approval for the Merger

The adoption of the Merger Agreement by the shareholders of the Company required the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the majority of holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting the Merger Agreement. On April 25, 2015, shareholders holding in the aggregate a majority of the outstanding shares of Company Common Stock delivered a written consent adopting the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”), which Written Consent provides that it shall be of no further force or effect following any termination of the Merger Agreement in accordance with its terms (including, without limitation, a termination of the Merger Agreement in connection with the Company entering into a definitive agreement with a third party with respect to a superior proposal). As a result, no further action by any shareholder of the Company is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or the transactions contemplated thereby, including the Merger, and the Company will not be soliciting your vote for the adoption of the Merger Agreement and will not call a shareholders meeting for purposes of voting on the adoption of the Merger Agreement. No action by the shareholders of Parent is required to complete the Merger.

When actions are taken by written consent of less than all of the shareholders entitled to vote on a matter, Pennsylvania law requires notice of the action to those shareholders who were entitled to vote thereon and did not consent. This Information Statement and the notice attached hereto constitute notice to you of action by written consent as required by Pennsylvania law.

Opinion of Financial Advisor to our Board of Directors (page 31 and Annex C)

In connection with the Merger, BofA Merrill Lynch, the financial advisor to our board of directors, rendered to our board of directors an oral opinion, confirmed by delivery of a written opinion, dated April 25, 2015, as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of Company Common Stock, of the Merger Consideration to be received by such holders in the Merger. The full text of the written opinion, dated April 25, 2015, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to our board of directors (in its capacity as such) for the benefit and use of our board of directors in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. BofA

Merrill Lynch’s opinion does not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the Merger or any related matter.

The Merger Agreement (page 45)

Conditions to Completion of the Merger (page 57)

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver on or prior to the date of closing of the following conditions:

•	the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting the Merger Agreement (the “Company Shareholder Approval”) having been obtained (which has already been obtained);

•	the absence of any judgment issued by any governmental entity of competent jurisdiction or law or other legal prohibition preventing or prohibiting the consummation of the Merger or imposing a Burdensome Condition (as defined in “The Merger Agreement—Regulatory Matters” beginning on page 52);

•	the parties shall have obtained Committee on Foreign Investment in the United States (“CFIUS”) approval;

•	this Information Statement having been mailed to the Company’s shareholders at least 20 calendar days prior to the Closing Date;

•	the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and the receipt of certain foreign antitrust approvals under or expiration or termination of any waiting periods pursuant to certain foreign antitrust and competition laws of Brazil, Canada, India and Germany; and

•	the absence of any pending proceeding commenced by a governmental entity in a United States District Court or a court in Canada seeking a judgment that challenges or seeks to enjoin the Merger under antitrust laws.

The obligations of Parent and Merger Sub to effect the Merger are subject to satisfaction or waiver at or prior to the consummation of the Merger of, among other things, the following additional conditions:

•	the accuracy of the representations and warranties of the Company with regard to the Company’s capital structure in all material respects at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date);

•	the accuracy of the Company’s representations and warranties with regard to the absence of a material adverse effect in all respects at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date);

•	other than the representations and warranties mentioned in the bullets directly above, the accuracy of all other representations and warranties of the Company (without regard to any qualifications or exceptions contained therein as to “materiality” or “material adverse effect”) at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date), except as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect;

•	the Company having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date;

•	the absence of a material adverse effect since the date of the Merger Agreement; and

•	the absence of the imposition of a Burdensome Condition (as defined in “The Merger Agreement — Regulatory Matters” beginning on page 52) in connection with the parties obtaining antitrust approval.

The obligations of the Company to effect the Merger are subject to satisfaction or waiver at or prior to the consummation of the Merger of, among other things, the following additional conditions:

•	the accuracy of the representations and warranties of Parent and Merger Sub that are qualified as to materiality as of the date of the Merger Agreement and at and as of the closing date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	the accuracy of the representations and warranties of Parent and Merger Sub that are not qualified as to materiality in all material respects as of the date of the Merger Agreement and at and as of the closing date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date; and

•	each of Parent and Merger Sub having performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Closing Date.

No Solicitation of Other Offers (page 53)

The Merger Agreement provides that the Company, its subsidiaries and their respective directors and officers will not, and the Company will direct is and its subsidiaries’ other representatives not to:

•	directly or indirectly solicit, initiate or knowingly encourage the submission of any Company Takeover Proposal (as defined in “The Merger Agreement — No Solicitation of Other Offers” beginning on page 53);

•	enter into any agreement or understanding with respect to any Company Takeover Proposal;

•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate the making of any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal; or

•	commit or agree to do any of the foregoing.

Notwithstanding the foregoing, prior to 11:59 p.m., New York time, on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), in response to a written, bona fide Company Takeover Proposal, if our board of directors determines that such Company Takeover Proposal constitutes or would reasonably be expected to lead to a superior proposal and that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may furnish information to, and participate in discussions and negotiations with, the party making such Company Takeover Proposal.

If our board of directors had determined at any time prior to 11:59 p.m., New York time, on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may terminate the

Merger Agreement in order to enter into a definitive agreement regarding a superior proposal, subject to certain notice provisions and Parent’s right to renegotiate the terms of the Merger Agreement such that the Company Takeover Proposal would no longer constitute a superior proposal, and subject to the Company’s prior or simultaneous payment to Parent of the Company Termination Fee (as defined below).

The Company did not receive any Company Takeover Proposals prior to 11:59 p.m. New York time on May 25, 2015.

A more detailed description of the foregoing circumstances and other circumstances under which the Company or Parent may terminate the Merger Agreement is provided in “The Merger Agreement — No Solicitation of Other Offers” beginning on page 53 and “The Merger Agreement — Superior Proposals and Intervening Events” beginning on page 55.

Termination of the Merger Agreement (page 58)

The Merger Agreement may be terminated at any time prior to the consummation of the Merger by the mutual written consent of Parent, Merger Sub and the Company.

In addition, the Merger Agreement may be terminated by either Parent or the Company:

•	if the Merger is not consummated prior to October 26, 2015 (the “Outside Date”), subject to a six-month extension of the Outside Date if antitrust approval has not been obtained or there is litigation pending seeking a judgment that challenges or seeks to enjoin the Merger under antitrust laws; provided, that the right to terminate the Merger Agreement will not be available to any party whose material breach of the Merger Agreement is the primary cause of the failure of the Merger to be consummated by the Outside Date; or

•	if any governmental entity has issued a final and nonappealable judgment, or there exists any law, in each case, permanently preventing or prohibiting the Merger.

The Merger Agreement also may be terminated by Parent if:

•	our board of directors withdraws or adversely modifies in a manner adverse to Parent or Merger Sub its approvals or recommendations of the Merger or the transactions contemplated by the Merger Agreement or if our board of directors approves or recommends a Company Takeover Proposal; or

•	there has been a breach by the Company of (i) any representation, warranty or covenant contained in the Merger Agreement that would, individually or in the aggregate, result in a failure of a condition to the consummation of the Merger if continuing on the closing date, and (ii) such breach has not been cured (or is not capable of being cured) before the earlier of (x) the date which is thirty days after the date of delivery of such notice of breach and (y) the Outside Date.

The Merger Agreement also may be terminated by the Company:

•	prior to 11:59 p.m., New York City time, on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), in order to enter into an agreement regarding a superior proposal if the Company both (i) executes a definitive agreement with respect to such superior proposal substantially concurrently with the termination of the Merger Agreement and (ii) pays to Parent $161,280,000 (the “Company Termination Fee”) substantially concurrently with the termination of the Merger Agreement, subject to certain notice provisions and Parent’s right to renegotiate the terms of the Merger Agreement such that the Company Takeover Proposal would no longer constitute a superior proposal; or

•	if there has been a breach by Parent or Merger Sub of (i) any representation, warranty or covenant contained in the Merger Agreement (without regard to any qualifications or exceptions contained therein as to materiality or Parent Material Adverse Effect) that had or would reasonably be expected to, individually or in the aggregate, have a material adverse effect on Parent, and (ii) such breach has not been cured before the earlier of (x) the date which is thirty days after the date of delivery of such notice of breach and (y) the Outside Date.

Termination Fee (page 60)

The Company will pay Parent the Company Termination Fee if:

•	the Merger Agreement is terminated by the Company, to enter into an agreement providing for a superior proposal; or

•	(i) at any time after the date of execution of the Merger Agreement and prior to such termination, a Company Takeover Proposal shall have been proposed or announced or made known to our board of directors, (ii) the Merger Agreement is terminated by the Company or Parent because the Outside Date has been reached or by Parent because the Company has breached its representations, warranties or covenants and failed to cure such breach, and (iii) within twelve months of such termination, the Company shall have entered into a definitive agreement with respect to or consummates any Company Takeover Proposal.

Interests of Directors and Executive Officers in the Merger (page 27)

You should be aware that the Company’s executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of the shareholders of the Company generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “The Merger — Interests of Directors and Executive Officers in the Merger” beginning on page 27.

United States Federal Income Tax Consequences of the Merger (page 40)

If you are a U.S. holder (as defined in “The Merger — United States Federal Income Tax Consequences of the Merger” beginning on page 40), the Merger will be a taxable transaction to you for U.S. federal income tax purposes. A U.S. holder of shares of Company Common Stock receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in the stock surrendered.

We urge you to consult your own tax advisor on the specific U.S. federal, state, local and foreign tax consequences of the Merger to you.

Regulatory Matters Related to the Merger (page 42)

Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be consummated until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the earlier termination of that waiting period. If the Antitrust Division of the U.S. Department of Justice (“DOJ”) or the Federal Trade Commission (“FTC”) issues a Request for Additional Information and Documentary Material (“second request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have substantially complied with the second request, unless the waiting period is terminated earlier. Each of the Company and Parent filed a notification and report form with the DOJ and FTC on May 8, 2015 and requested early termination of the waiting period, which was granted on May 27, 2015.

At any time before or after the mergers are completed, either the DOJ, the FTC or U.S. state attorneys general could take action under the antitrust laws in opposition to the mergers, including seeking to enjoin completion of the Merger, condition completion of the Mergers upon the divestiture of assets of the Company, Parent or their subsidiaries or impose restrictions on Parent’s post-merger operations.

Private parties may also seek to take legal action under the antitrust laws under some circumstances.

Under Law No. 12,529 of 2011 of Brazil and the rules and regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Conselho Administrativo de Defesa Econômica (“CADE”) following the parties’ joint filing of their merger notification. Under the Brazilian competition rules there is a maximum waiting period of up to 240 days that can be extended by 60 additional days at the initiative of the parties, or by 90 additional days if CADE considers it necessary to conclude the analysis. Once the clearance decision has been issued, the CADE’s regulations set out a 15-day waiting period to allow for appeals from third parties or requests from the CADE’s Board of Commissioners; if there are no appeals and the Commissioners remain silent, closing can occur after such 15-day waiting period pursuant to the clearance decision. The Company and Parent filed a joint notification with the CADE in Brazil on May 11, 2015 and requested clearance of the transaction pursuant to Law No. 12,529 of 2011. On May 28, 2015, CADE published a summary of its decision approving the Merger unconditionally.

Under the Competition Act (Canada), as amended, and the rules and regulations promulgated thereunder, the Merger may not be consummated until expiration or waiver of the applicable waiting periods, or waiver of the pre-merger notification obligation, or the issuance of an advance ruling certificate, following the parties’ filing of their respective merger notifications. Following submission of the Canadian merger notification, there is an initial waiting period of 30 calendar days. The parties may close the Merger upon expiry of the initial 30-day waiting period unless, prior to the end of that period, the Commissioner of Competition appointed under the Competition Act (Canada) (the “Commissioner”) issues a “supplementary information request” to the parties for production of documents, data and/ or responses to questions. If a supplementary information request is issued, the waiting period is suspended until the parties comply, at which point the waiting period begins to run again and expires after 30 calendar days following compliance with the supplementary information request. The Commissioner may terminate or waive the waiting period (including the initial waiting period) at any time by issuing an advance ruling certificate confirming that the Commissioner would not have sufficient grounds on which to apply to the Competition Tribunal to challenge the transaction or issuing a “no-action” letter indicating that the Commissioner does not, at that time, intend to make an application to the Competition Tribunal to challenge the transaction. Conversely, the Commissioner may, before he makes an application to the Competition Tribunal to challenge the transaction, apply for an injunction to prevent closing for up to an additional 30 calendar days following expiry of the waiting period (with one possible extension of an additional 30 calendar days) to allow additional time for review or, after he makes an application to the Competition Tribunal to challenge the transaction, apply for an injunction to prevent closing for such period of time as the Competition Tribunal considers necessary and sufficient to the meet the circumstances of the case. Each of the Company and Parent filed a notification with the Canadian Competition Bureau on May 12, 2015 and requested expiration or waiver of the applicable waiting periods, or waiver of the pre-merger notification obligation, or the issuance of an advance ruling certificate, pursuant to the Competition Act (Canada), as amended.

Under the German Act against Restraints of Competition of 1957, and the rules and regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Federal Cartel Office (“FCO”) in Germany following the Parent’s filing of its merger notification. The FCO has one month from submission of the notification within which to review the Merger. The FCO is not required to wait for the one month period to lapse and may grant clearance of the transaction at any point during this “Phase I” review period. In limited circumstances, the FCO can initiate a more detailed in-depth Phase II investigation which can last up to four months after the initial notification. If the parties consent, this four month period can be extended further. If the parties offer commitments to address any competition concerns, the Phase II investigation will automatically be extended by one month. Further delays can occur due to the “stop-the-clock” mechanism if the parties do not or do not completely reply to an information request from the FCO. The Parent filed a notification with the Federal Cartel Office in Germany on May 8, 2015 and requested clearance of the transaction pursuant to the Act against Restraints of Competition of 1957, as amended. The German Federal Cartel Office issued a clearance decision on May 22, 2015.

In India, under the Competition Act, 2002 (“Competition Act”) and the regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Competition Commission of India (“CCI”) following the Parent’s filing of the merger notification. The CCI has 30 calendar days from submission of the notification to review the Merger and form a prima facie opinion. However, minor delays may occur if the CCI issues a defect notice or seeks additional information from the parties, during which time the clock stops. If the CCI is of the view that the transaction is likely to cause an appreciable adverse effect on competition in India, it can initiate an in-depth investigation which can last up to another 180 calendar days. In total, the CCI has to pass an order within 210 calendar days and two periods — of 30 business days each — for consideration of modifications/amendments to the combination, from the date of merger notification. Upon the expiration of the 210 calendar days, and one 30 business day period for consideration of modifications/amendments to the combination, if there is no communication from the CCI, the transaction is automatically approved.

The Parent filed a notification with the CCI on May 18, 2015 and requested clearance of the transaction pursuant to the Competition Act.

The Merger is also conditioned on the approval or clearance of the Merger by the Committee on Foreign Investment in the United States (“CFIUS”). Section 721 of the Defense Production Act, as well as related Executive Orders and regulations, authorize the President or CFIUS to review transactions which could result in control of a U.S. business by a foreign person. Under the Defense Production Act and Executive Order 13456, the Secretary of the Treasury acts through CFIUS to coordinate review of certain covered transactions that are voluntarily submitted to CFIUS or that are unilaterally reviewed by CFIUS. In general, CFIUS review of a covered transaction occurs in an initial 30-day review period that may be extended by CFIUS for an additional 45-day investigation period. At the close of its review or investigation, CFIUS may determine that there are no national security concerns with the transaction, may impose mitigation terms to resolve any national security concerns with the covered transaction, or may send a report to the President recommending that the transaction be suspended or prohibited, or providing notice to the President that CFIUS cannot agree on a recommendation relative to the covered transaction. The President has 15 days under the Defense Production Act to act on the CFIUS report. The Company and Parent filed a joint voluntary notice with CFIUS, and CFIUS has begun its initial 30-day review period.

Payment of Merger Consideration (page 47)

Shortly after the Effective Time, a paying agent will mail a letter of transmittal and instructions to shareholders of the Company who hold shares of Company Common Stock represented by stock certificates. The letter of transmittal and instructions will tell you how to surrender your stock certificates in exchange for the Merger Consideration. Holders of uncertificated shares of Company Common Stock (i.e., holders whose shares are held in book-entry form) will automatically receive the Merger Consideration as promptly as reasonably practicable after the Effective Time without any further action required on the part of those holders.

Specific Performance (page 60)

The parties to the Merger Agreement are entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, including that the Company shall be entitled to specific performance to cause Parent to close the Merger in accordance with the Merger Agreement. The remedy of specific performance is in addition to any other remedy entitled to the non-breaching party (except receipt of the Company Termination Fee).

Litigation Related to the Merger (page 44)

On May 5, 2015, a purported “Shareholder Class Action and Derivative Complaint” was filed in the Superior Court of New Jersey by an alleged shareholder, Suresh Rachakonda, naming IGATE, SA, NA, Merger Sub and the individual members of our board of directors. The complaint alleges that the individual defendants breached their fiduciary duties in connection with the proposed Merger and that the entity defendants aided and abetted the alleged breach of fiduciary duties. The complaint seeks, among other things, an injunction against the Merger and unspecified damages.

On May 8, 2015, legal counsel for Shiva Y. Stein, a purported shareholder in the Company, sent our board of directors a demand letter pertaining to its proposed acquisition by Parent. The alleged shareholder demands that our board of directors terminate the Merger or seek a higher price on the alleged basis that the consideration is insufficient and our board of director’s process was deficient, and further demands that our board of directors conduct an investigation into “potential wrongdoing” by officers and directors “in the formulation of the Merger Agreement,” and further demands that our board of directors permit Ms. Stein and other shareholders to inspect various corporate records in order “to determine whether the proposed Merger is fair.”

Market Price of Our Stock (page 62)

Company Common Stock is listed on the NASDAQ Stock Market (the “NASDAQ”) under the trading symbol “IGTE”. The closing sale price of Company Common Stock on the NASDAQ on April 13, 2015, which was the last trading day before a press inquiry from a newspaper suggesting a potential transaction involving Capgemini and the Company, was $40.90, over which the Merger Consideration of $48.00 represents a 17% premium. On May 27, 2015, the last practicable trading day before the date of this Information Statement, the closing price of Company Common Stock on the NASDAQ was $47.48.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The information provided in question-and-answer format below is for your convenience and is merely a summary of certain information contained in this Information Statement. This summary may not contain all of the information that is important to you. You should read carefully the documents attached to and those referenced in this Information Statement, including the Merger Agreement attached as Annex A, the Voting Agreement attached as Annex B and the opinion of BofA Merrill Lynch attached as Annex C.

Q. Why did I receive this Information Statement?

A. Applicable requirements of Pennsylvania law and the federal securities laws require us to provide you with information regarding the Shareholder Consent, as well as other information regarding the Merger. As explained more fully elsewhere in this Information Statement, because (i) our board of directors has approved the entry into the Merger Agreement and (ii) the Merger Agreement and transactions contemplated thereby, including the Merger, have been adopted by Viscaria Limited (a company backed by funds advised by Apax Partners LLP and Apax Partners, L.P. or Apax), and Ashok Trivedi and Sunil Wadhwani, the co-founders of the Company and co-chairmen of our board of directors (together, the “Co-Chairmen”), and certain of their affiliates, acting by written consent in lieu of a meeting in accordance with our articles of incorporation and the Pennsylvania Business Corporation Law of 1988 (including any successor laws, rules, regulations, as amended or supplemented hereafter or any applicable law, rule, or regulations of the Pennsylvania Associations Code, as amended or supplemented hereafter, the “PBCL”), your consent to the Merger will not be required and is not requested. Nevertheless, this Information Statement contains important information about the Merger. Please refer to the section of this Information Statement titled “The Merger — Board Approval and Vote Required” beginning on page 27.

Q. What is the proposed transaction?

A. The proposed transaction is the Merger of the Company with Merger Sub, as a result of which our shareholders will receive $48.00 per share of Company Common Stock in cash, without interest, and the Company will become an indirect, wholly-owned subsidiary of Parent. Please refer to the section of this Information Statement titled “The Merger” beginning on page 17.

Q. Why am I not being asked to vote on the Merger?

A. Under the Merger Agreement and applicable Pennsylvania law, the Merger requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting the Merger Agreement. Shareholders that currently beneficially own, directly or indirectly, in the aggregate. 43,990,645 shares of Company Common Stock or approximately 54% of the voting power of outstanding shares of Company Common Stock, have executed a written consent adopting the Merger Agreement and the transaction contemplated thereby, including the Merger. As a result, no other vote or consent of our shareholders will be required or requested. We are not asking you for a proxy, and you are requested not to send us a proxy. Please refer to the section of this Information Statement titled “The Merger — Board Approval and Vote Required” beginning on page 27.

Q. What does our board of directors recommend?

A. Our board of directors has unanimously determined that the Merger is in the best interests of the Company and approved the entry into the Merger Agreement. Our board of directors unanimously recommended that our shareholders adopt the Merger Agreement.

Our purpose for engaging in the Merger is to enable our shareholders to realize the value of their investment in us through the receipt of $48.00 per share of Company Common Stock, in cash, without interest, representing a:

•	22% premium over the closing price of shares of Company Common Stock on February 19, 2015, the last trading day before our board of directors received Capgemini’s initial indication of interest,

•	17% premium over the closing price of shares of Company Common Stock on April 13, 2015, the last trading day a press inquiry from a newspaper suggesting a potential transaction involving Capgemini and the Company; and

•	17%, 22.8%, 27.9%, and 47% premiums over the average trading prices of shares of Company Common Stock for the three-month, six-month, twelve-month, and two-year periods ending immediately before the date of announcement of the Merger, respectively.

Please refer to the section of this Information Statement titled “The Merger — Reasons for the Merger” beginning on page 23.

Q. What will I receive for my shares of Company Common Stock if the Merger is completed?

A. Upon completion of the Merger, each shareholder will be entitled to receive $48.00 per share in cash, without interest, except that the Merger Consideration will not be paid for shares held by in treasury by us, or shares held by Parent or Merger Sub. Following the completion of the Merger, upon the surrender of your share certificates or, in the case of uncertificated shares, delivery of an “agent’s message,” you will receive an amount in cash equal to the product obtained by multiplying the Merger Consideration by the number of shares represented by the certificates that you surrender or in an agent’s message, without interest. For example, if you own 100 shares of Company Common Stock, you will receive $4,800 in cash in exchange for your shares of Company Common Stock. You will not own shares in the surviving corporation.

Q. What happens if I sell my shares before completion of the Merger?

A. If you transfer your shares of Company Common Stock, you will have transferred the right to receive the Merger Consideration to be received by the shareholders of the Company in the Merger. To receive the Merger Consideration, you must hold your shares through completion of the Merger. In the event of a transfer of ownership of any shares of Company Common Stock that has not been registered in the records of our transfer agent prior to the Effective Time, the cash consideration may be paid to a person other than the registered owner, provided specified requirements are satisfied. Please refer to the sections of this Information Statement titled “The Merger Agreement — Consideration to be Received” beginning on page 45 and “The Merger Agreement — Payment of Merger Consideration” beginning on page 47.

Q. Will the Merger Consideration depend on our results of operations or the trading price of our common stock?

A. No. The value of the Merger Consideration is fixed. The Merger Agreement does not provide for any upward or downward adjustment in the consideration to reflect any positive or negative changes in our operating results or financial condition nor any change in the trading price of the Company Common Stock. Please refer to the section of this Information Statement titled “The Merger Agreement — Consideration to be Received” beginning on page 45.

Q. Are there conditions to the completion of the Merger?

A. Yes. The completion of the Merger is conditioned on the satisfaction or waiver of certain conditions, including that at least 20 calendar days having elapsed from the date this Information Statement was first mailed to our shareholders, the obtaining of shareholder approval (which has already been obtained), certain levels of accuracy of all representations and warranties of the parties, the performance in all material respects of all covenants of the parties, no judgment, order, injunction or decree by an appropriate governmental authority being in effect that would make the Merger illegal or otherwise prevent the consummation thereof or impose a Burdensome Condition (as defined in “The Merger Agreement—Regulatory Matters” beginning on page 52), no pending litigation seeking to challenge or enjoin the Merger under the antitrust laws of the U.S. or Canada, the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), approval under or expiration or termination of any waiting periods pursuant to certain foreign antitrust laws of Brazil, Canada, India and Germany, the receipt of CFIUS approval, and no material adverse effect on our business having occurred. Please refer to the section of this Information Statement titled “The Merger Agreement — Conditions to Completion of the Merger.” The completion of the Merger is not conditioned upon Capgemini obtaining financing.

Q. What vote of shareholders is required to adopt the Merger Agreement?

A. No additional shareholder vote is required for consummation of the Merger. Please refer to the answer to the question “Why am I not being asked to vote on the Merger” on page 11 above.

Q. Am I entitled to appraisal rights in connection with the Merger?

A. No. You are not entitled to appraisal rights under Pennsylvania law in connection with the Merger.

Q. Can the Merger Agreement be terminated?

A. Yes. The Merger Agreement may be terminated as follows: (i) by mutual written consent, (ii) generally, by either party if the Merger is not completed by October 26, 2015 (subject to a possible six-month extension if certain conditions are not met by such date), (iii) by either party if the Merger is prohibited by a judgment or law, (iv) by either party if the other party breaches of any representation, warranty, covenant or agreement (subject to a cure period) in a manner that would result in the failure of the relevant closing condition being satisfied, (v) by Parent if our board of directors publicly withdraws or adversely modifies its recommendation of the Merger or approves or recommends a competing offer to acquire us or (vi) by us if our board of directors has received a Superior Company Proposal (as defined in the Merger Agreement) and complies with the terms and conditions related to receipt of such Superior Company Proposal outlined in the Merger Agreement. Please refer to the section of this Information Statement titled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 58.

Q. What happens if a third party makes an offer to acquire the Company before the Merger is completed?

A. If a third party had made an unsolicited Company Takeover Proposal to the Company prior to 11:59 p.m., New York time, on May 25, 2015, the Company could have, prior to such date (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), negotiated and discussed the proposal with the third party and, if such Company Takeover Proposal constituted a Superior Company Proposal, terminated the Merger Agreement, subject, in each case, to compliance with certain terms and conditions specified in the Merger Agreement. The Company did not receive any Company Takeover Proposals prior to 11:59 p.m. New York time on May 25, 2015. See “The Merger Agreement — Termination of the Merger Agreement” beginning on page 58.

Q. When is the Merger expected to be completed?

A. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived. The closing of the Merger is currently expected to take place during the third quarter of 2015, although the Company cannot assure completion by any particular date, if at all. Following the satisfaction or waiver of the conditions contained in the Merger Agreement, a Certificate of Merger will be filed with the Secretary of the Commonwealth of Pennsylvania under the PBCL, following which we will become an indirect, wholly-owned subsidiary of Parent. Please refer to the section of this Information Statement titled “The Merger Agreement — Effective Time” beginning on page 45.

Q. If the Merger is consummated, will we remain a public company and listed on NASDAQ?

A. No. Following the consummation of the Merger, our stock will no longer be publicly traded and we will cease making filings with the U.S. Securities and Exchange Commission (the “SEC”) and otherwise cease being required to comply with the rules relating to publicly held companies. We intend to and will cause the Company to delist from trading on NASDAQ and apply for termination of registration of the Company Common Stock under the

Exchange Act as soon after the completion of the Merger as the requirements for such delisting and termination are met. Please refer to the section of this Information Statement titled “The Merger — Effect of the Merger on Listing and SEC Registration” beginning on page 42.

Q. What happens if the Merger is not completed?

A. If the Merger is not completed for any reason, shareholders will not receive any payment for their shares in connection with the Merger. Instead, the Company will remain a publicly traded company, and shares of Company Common Stock will continue to be quoted on NASDAQ.

Q. Should I send in my stock certificates now?

A. No. After the completion of the Merger, we will send you detailed instructions for exchanging your stock certificates for the Merger Consideration. Please do NOT return your Company Common Stock certificate(s) to the Company. Holders of uncertificated shares of Company Common Stock (i.e., holders whose shares are held in book-entry form) will automatically receive the Merger Consideration as promptly as reasonably practicable after the Effective Time without any further action required on the part of those holders. Please refer to the section of this Information Statement titled “The Merger Agreement — Payment of Merger Consideration” beginning on page 47.

Q. Will I owe U.S. federal income taxes as a result of the Merger?

A. If you are a U.S. holder (as defined in “The Merger — United States Federal Income Tax Consequences of the Merger” beginning on page 40), the Merger will be a taxable transaction to you for U.S. federal income tax purposes. A U.S. holder of shares of Company Common Stock receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in the stock surrendered.

We urge you to consult your own tax advisor on the specific U.S. federal, state, local and foreign tax consequences of the Merger to you.

Q. Where can I find more information about the Company?

A. We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the Internet site maintained by the SEC at http://www.sec.gov. For further information, please refer to the section of this Information Statement titled “Where You Can Find More Information” beginning on page 66.

Q. Who can help answer my questions about the Merger?

A. If you have any questions regarding the Merger after reading this Information Statement, please contact our Investor Relations department at (510) 298-8400. If your broker holds your shares of Company Common Stock, you should call your broker for additional information.

THE PARTIES TO THE MERGER AGREEMENT

The Company

IGATE CORPORATION

100 Somerset Corporate Blvd.

Bridgewater, NJ 08807

We are a global leader in providing integrated technology and operations-based information technology solutions. We provide solutions to clients’ business challenges by leveraging our technology and process capabilities and offering productized applications and platforms that provide the necessary competitive and innovation edge to clients across industries, through a combination of speed, agility and imagination. We believe that these three attributes will be the key guiding principles for us to navigate our way to creating greater value for all our stakeholders.

We deliver a comprehensive range of solutions and services across multiple domains and industries including healthcare, life sciences, insurance, manufacturing, banking, financial services, business administrative services, data management services, product and engineering solutions, retail, consumer packaged goods, communications, energy, utility, media and entertainment. Our services include application development, application maintenance, business intelligence and analytics, cloud services, engineering design services, enterprise application solutions, enterprise mobility, infrastructure management services, product and engineering solutions embedded systems, product verification and validation, verification and validation and business process outsourcing.

We are the first “integrated technology and operations,” or ITOPS, company. Through ITOPS, we enable our clients to optimize their business through a combination of process investment strategies, technology leverage, and business process outsourcing and provisioning. Our core proposition of integrating technology and customer processes in a proprietary way has conformed to the changing customer needs and the ITOPS framework has helped us align better with the new-age business challenges of corporations. Our ITOPS framework has helped us build solutions that address explicit client issues taking into account the market and industry context. We have also developed strong expertise in industry processes that enable us to drive more innovation and technology capabilities to solve business challenges.

We have adopted a global delivery model for providing varied and complex IT-enabled services to our global customers spread across multiple locations. With a global presence and world class delivery centers spanning across the Americas, EMEA and Asia-Pacific, our global delivery model combines a well-defined, single, business management system with industry best practices, models and standards. We have tailored delivery models encompassing offshore, onsite, near-shore and blended models (onsite, near-shore, offshore) to meet the specific requirements of our clients.

In our pursuit to be a differentiated value provider to clients and better address their business imperatives, we rebranded our identity which is represented by a new logo, and renewed vision, mission and values. Our mission is to be an organization that strives for superior and predictable financial performance through focused and innovative execution excellence delivered by a team that believes in high performance and all through its journey, remains socially conscious.

We were founded in 1986, and we are incorporated in Pennsylvania. Our principal executive office is located at 100 Somerset Corporate Boulevard, Bridgewater, NJ, and our telephone number is (908) 219-8050. We have operations in India, Canada, the United States of America, Belgium, Denmark, France, Finland, Italy, Germany, Ireland, Netherlands, Sweden, Switzerland, Slovakia, Czech Republic, Luxembourg, Mexico, Hungary, Singapore, Malaysia, Japan, Australia, the United Arab Emirates, South Africa, China, Mauritius and the United Kingdom.

For further information about us visit our website at www.igate.com. The inclusion of our website address in this Information Statement is intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is specifically not incorporated by reference into this Information Statement and should not be considered a part of this Information Statement.

Parent

CAP GEMINI S.A. and CAPGEMINI NORTH AMERICA, INC.

Place de l’Etoile

11, rue de Tilsitt

75017 Paris, France

SA is one of the world’s foremost providers of consulting, technology and outsourcing services. Together with its affiliates, SA reported 2014 global revenues of EUR 10.573 billion. Together with its clients, SA creates and delivers business and technology solutions that fit clients’ needs and drive the results they want. SA’s principal executive offices are located at Place de l’Etoile, 11, rue de Tilsitt, 75017 Paris, France, and its telephone number is +33(0)1 47 54 50 00. SA’s website is www.capgemini.com.

NA is a wholly owned direct subsidiary of SA and carries out SA’s North American operations. NA’s principal executive offices are located at 623 Fifth Avenue, 33rd Floor, New York, NY 10022, and its telephone number is (212) 314-8100. NA’s website is www.capgemini.com.

Merger Sub

LAPORTE MERGER SUB, INC.

Place de l’Etoile

11, rue de Tilsitt

75017 Paris, France

Merger Sub was formed by Parent solely for the purpose of completing the Merger with the Company. Merger Sub is a wholly owned subsidiary of NA and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at Place de l’Etoile, 11, rue de Tilsitt, 75017 Paris, France.

THE MERGER

The Merger

On April 25, 2015, the Company entered into the Merger Agreement with Parent and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Pennsylvania law, at the Effective Time, Merger Sub will merge with and into the Company, with the Company being the surviving corporation and continuing as an indirect, wholly-owned subsidiary of Parent. Under the terms of the Merger Agreement, each outstanding share of Company Common Stock will entitle the holder thereof to receive $48.00 in cash, without interest. Because the Merger Consideration will be paid in cash, you will receive no equity interest in Parent, and after the Effective Time you will have no equity interest in the Company.

Background of the Merger

As part of the ongoing evaluation of the Company’s business, our board of directors and our senior management periodically review, consider and assess the Company’s operations, financial performance and industry conditions as they may affect our long-term strategic goals and plans, including the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives.

In November of 2014, Mr. Pierre-Yves Cros, Chief Development Officer of Capgemini, who was known to the Company and Apax based on general industry relationships, contacted Mr. Salim Nathoo, a director of the Company and representative of Apax to advise him of Capgemini’s preliminary interest in exploring an acquisition of the Company. Following that conversation, representatives of Capgemini, including Mr. Cros, met with representatives of Apax in London to discuss Capgemini’s preliminary interest. No proposals regarding a transaction involving Capgemini and the Company were made. The parties agreed to introduce Mr. Cros and Mr. Paul Hermelin, the Chief Executive Officer of Capgemini, to Mr. Sunil Wadhwani and Mr. Ashok Trivedi, the Co-Chairmen. During November 2014, the closing price for the Company’s stock ranged from $34.52 to $38.25 per share.

On December 2, 2014, the Co-Chairmen, Mr. Cros and Mr. Hermelin met in New York City. During this meeting, the parties discussed high-level information about their respective organizations, based on publicly available information. Representatives of Capgemini indicated that it may be interested in exploring a possible acquisition of the Company as a way to develop business scale in North America, one of Capgemini’s key strategic initiatives, but no specific terms were discussed. Following this meeting, Mr. Cros said he would get back to the Company early in 2015 if Capgemini was still interested in exploring a possible transaction.

In late December 2014 and early January 2015, Mr. Cros and Mr. Nathoo had several telephone discussions regarding the Company, but no proposals regarding a transaction involving Capgemini and the Company were made. In the course of these discussions, Apax shared with Mr. Cros a draft presentation containing an overview of the Company and illustrative synergies that could result from an acquisition of the Company by Capgemini.

On January 20, 2015, during an executive session of a regularly scheduled meeting of our board of directors, Mr. Nathoo and the Co-Chairmen discussed with our board of directors Capgemini’s preliminary interest in exploring an acquisition of the Company, and discussed the various contacts with representatives of Capgemini to that time. The board generally indicated that it would be willing to evaluate a credible offer from Capgemini if one were to emerge. At the end of the trading day on January 20, 2015, the price for the Company’s stock was $35.87 per share.

Mr. Cros again contacted Mr. Nathoo in early February 2015 to inform him that Capgemini was focused on seriously exploring a transaction with the Company and that Capgemini would like to invite Mr. Nathoo to meet with Mr. Hermelin. On February 16, 2015, Mr. Nathoo, Mr. Cros and Mr. Hermelin met to discuss Capgemini’s interest in the Company. During this meeting, the participants discussed an overview of the Company and possible synergies in connection with the possible transaction.

On February 20, 2015, Capgemini sent our board of directors a nonbinding letter of interest to acquire the Company for $44.60 to $48.30 per share, subject to due diligence and other terms and conditions. The letter of interest also requested that the Company agree to exclusivity and not to solicit any proposals or participate in any discussions with respect to an acquisition of the Company with any third party. At the end of the trading day on February 20, 2015, the price for the Company’s stock was $38.98 per share.

On February 24, 2015, a meeting of our board of directors was held with representatives of the Company’s counsel, Kirkland & Ellis LLP (“K&E”) and Pepper Hamilton LLP (“PH”), present. At this meeting, the members of our board of directors discussed the terms of Capgemini’s February 20, 2015 letter of interest. K&E and PH reviewed with our board of directors their fiduciary duties under Pennsylvania law, the importance of confidentiality and possible next steps in reaction to the letter of interest from Capgemini. In addition, our board of directors discussed the advisability of engaging a financial advisor to assist it in evaluating Capgemini’s letter of interest and discussed several banks’ experience, qualifications and familiarity with the Company. Based on the suggestion that the Company engage BofA Merrill Lynch, our board of directors delegated to a subgroup of board members the task of interviewing BofA Merrill Lynch. Our board of directors discussed the shareholdings of the Co-Chairmen and Apax and the alignment of interests between the Co-Chairmen and Apax with the Company’s other shareholders and concluded that our board of directors should continue to act as a whole in its evaluation of a potential acquisition. Following discussion, our board of directors determined that Capgemini’s letter of interest merited further consideration notwithstanding that the Company was not for sale, but also determined not to accept Capgemini’s request for exclusivity. Accordingly, our board of directors directed K&E and PH to propose a customary confidentiality agreement to Capgemini and directed management to prepare a standalone plan and projections to assist our board of directors in evaluating Capgemini’s proposal.

On February 24, 2015, K&E provided Capgemini with a draft of a confidentiality agreement to facilitate the exchange of confidential information. The parties negotiated the terms of the confidentiality agreement between February 24, 2015 and March 3, 2015.

On February 25, 2015, a subgroup of our board of directors designated by the full board of directors interviewed BofA Merrill Lynch. Representatives of BofA Merrill Lynch discussed with the subgroup of our board their relevant industry experience, expertise and familiarity with both the Company and Capgemini, including its historic relationship with the Company, Capgemini and certain other potential alternative acquirers. Following this discussion, the subgroup of our board determined that BofA Merrill Lynch did not have any material relationships with Capgemini or such other potential alternative acquirers that would impair its ability to serve as financial advisor to our board of directors in a transaction with Capgemini or such other alternative acquirers. The subgroup of our board further determined that they would recommend to our full board of directors that BofA Merrill Lynch be engaged as financial advisor, based on the factors discussed.

On February 27, 2015, a meeting of our board of directors was held with representatives of K&E and PH present. Following the recommendation of the subgroup of our board, our board of directors discussed and approved the engagement of BofA Merrill Lynch as financial advisor. Our board of directors then reviewed the standalone plan and projections prepared by management and determined to continue the review on March 1, 2015.

On March 1, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. Our board of directors continued its review of management’s standalone plan and projections and approved them for use in connection with a potential transaction. Representatives of BofA Merrill Lynch provided our board of directors with an overview of Capgemini, the terms of Capgemini’s letter of interest, preliminary valuation analyses with respect to the Company and an overview of the process that our board of directors could consider using in a possible sale transaction should our board of directors determine to pursue such a transaction. Representatives of BofA Merrill Lynch also reviewed with our board of directors Capgemini’s likely ability to fund the transaction. Representatives of BofA Merrill Lynch also discussed multiple potential alternative acquirers that had been identified by BofA Merrill Lynch, management and certain members of the board of directors, and discussed with our board of directors the potential interest in, and perceived ability to pursue, an acquisition of the Company of these respective parties. Representatives of BofA Merrill Lynch indicated that the Company’s current valuation level could pose a challenge for many of the potential acquirers, and that they believed the parties most likely to be interested in exploring a transaction with the Company were two multinational information technology firms (which we refer to as “Party A” and “Party B”). Our board of directors then discussed, in consultation with its financial advisor and legal counsel, Party A, Party B and the list of other potential acquirers and the potential interest and financial capacity of various parties and the risks and benefits of contacting other possible acquirers, including the risk of leaks (and associated reputational damage if a transaction did not occur) and management distraction. Representatives of K&E and PH reviewed with our board of directors its fiduciary duties applicable to its consideration of Capgemini’s proposal and other strategic alternatives. Following discussion, our board of directors determined that, in light of the likelihood of various parties being interested and the risks associated with contacting multiple potential acquirers, it would request that BofA Merrill Lynch contact Parties A and B at an appropriate time based on the level of progress with Capgemini, but that the risks of conducting a broader process outweighed the benefits. Our board of directors then discussed next steps with regard to the proposal from Capgemini and again determined not to accept Capgemini’s request for exclusivity, but to proceed with management due diligence meetings following execution of a confidentiality agreement to obtain a more specific price from Capgemini.

On March 2, 2015, at the direction of our board of directors, BofA Merrill Lynch informed Capgemini that our board of directors expected a revised proposal with more specificity on price and was focused on the high end of the range previously provided, and that our board of directors would not agree to exclusivity.

Capgemini and the Company entered into a confidentiality agreement on March 3, 2015.

On March 3 and 4, 2015, the Company’s chief executive officer and chief financial officer met with Mr. Hermelin and Mr. Cros at Capgemini’s offices in Paris to make presentations regarding the business of the Company. Mr. Nathoo and representatives from BofA Merrill Lynch attended these meetings, as did representatives from Lazard Frères & Co. (“Lazard”), Capgemini’s financial advisor. Capgemini’s chief financial officer met with management on March 6, 2015 in New York City, where management’s presentations were made to him.

On March 6, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. BofA Merrill Lynch provided an update on the management meetings held in Paris and noted that Capgemini expected to provide a revised proposal to acquire the Company following Capgemini’s March 11, 2015 board meetings. BofA Merrill Lynch also noted that Capgemini requested more detailed business due diligence meetings. Our board of directors decided to continue discussions and due diligence with Capgemini in order to allow them to submit a more developed offer. Our board of directors then discussed, with advice from BofA Merrill Lynch, K&E and PH, whether to contact Parties A and B, in light of the possible risks and benefits of doing so. Following that discussion, our board of directors instructed BofA Merrill Lynch to contact Parties A and B on the next business day to determine their interest in exploring a possible acquisition of the Company.

On March 9, 2015, BofA Merrill Lynch contacted representatives from each of Party A and Party B as directed by our board of directors. On that date, BofA Merrill Lynch had a telephone meeting with Party A, during which Party A initially expressed an interest in exploring a possible acquisition, but also indicated that the Company’s then-current high trading price of the Company’s stock would likely be challenging. On that same date, BofA Merrill Lynch had a telephone meeting with Party B, during which Party B expressed a general strategic interest in the Company, but also indicated that the then-current high trading price of the Company’s stock could pose a challenge. At the end of the trading day on March 9, 2015, the price for the Company’s stock was $44.00 per share.

On March 12, 2015, Capgemini sent our board of directors an updated nonbinding, written letter of interest to acquire the Company for $46.00 to $48.00 per share, subject to further due diligence. The revised letter of interest continued to request that the Company agree to exclusivity with Capgemini.

On March 16, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. Representatives of BofA Merrill Lynch provided our board of directors with an update regarding the discussions that BofA Merrill Lynch had with Parties A and B on March 9, in which Parties A and B expressed some interest in exploring a possible transaction with the Company but expressed reservations given the high trading price of the Company’s stock. Representatives of BofA Merrill Lynch then discussed with our board of directors the financial terms of Capgemini’s revised proposal, including the request for exclusivity, and reviewed with our board of directors its preliminary valuation analysis of the Company. Representatives of BofA Merrill Lynch also reviewed with our board of directors other potential strategic alternatives that the Company could explore, including remaining an independent company, a leveraged recapitalization or an acquisition of another company. Representatives of BofA Merrill Lynch also discussed with our board of directors that it was unlikely that a financial acquirer would have the ability to acquire the Company at a price level similar to that proposed by Capgemini. Following discussion and consideration of these alternatives, our board of directors decided to continue discussions with Capgemini without granting exclusivity to Capgemini and to hold the requested business due diligence meetings in Paris.

On March 17, 2015, Party B informed BofA Merrill Lynch that it did not have an interest in exploring an acquisition of the Company because it would be unable to proceed at valuation levels consistent with the Company’s then-current stock trading price.

During the week of March 23, 2015, management of the Company held additional business due diligence meetings with management of Capgemini in Paris. Representatives of BofA Merrill Lynch, Lazard and Mr. Nathoo attended. Topics covered in these management presentations included business-unit-specific overviews, growth strategies and financial information. Following these meetings, Capgemini made additional due diligence requests regarding the Company and continued to perform due diligence on the Company until execution of the merger agreement.

On March 30, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. Representatives of BofA Merrill Lynch updated our board of directors on the due diligence meetings during the week of March 23 as well as discussions with Parties A and B. Representatives of BofA Merrill Lynch informed our board of directors that Party B did not wish to explore a transaction at that time, but that Party A agreed to a meeting with the Company’s chief executive officer, Mr. Ashok Vermuri, which had been offered to Party A during the initial conversation on March 9. Our board of directors agreed that continuing to explore Party A’s interest was advisable and directed BofA Merrill Lynch to set up a meeting between representatives of Party A and Mr. Vermuri. Our board of directors directed K&E to prepare and send to Capgemini a draft merger agreement and established a working group of three board members (Messrs. Lindahl, McGuinn and Nathoo) with authority to oversee the preparation and negotiation of the merger agreement, subject to the approval of the full board of directors. At the end of the trading day on March 30, 2015, the price for the Company’s stock was $42.99 per share.

On April 2, 2015, K&E provided a draft merger agreement containing a tender offer acquisition construct, to our board working group.

On April 6, 2015, K&E and PH had a telephone call with the working group to review the terms of the draft merger agreement.

Later on April 6, 2015, representatives from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), Capgemini’s legal counsel in connection with the transaction, called K&E and PH to discuss the proposed transaction structure at a high level. Skadden conveyed that Capgemini strongly preferred a one-step merger structure, where the Apax, the Co-Chairmen and certain of their affiliates would deliver a written consent adopting the merger agreement immediately after execution of the merger agreement, with no ability for the Company to terminate the merger agreement in favor of a superior acquisition proposal. On April 7, 2015, K&E and PH had a follow-up discussion with the board working group to inform them of the conversation with Skadden on April 6. After consideration of the request made by Skadden, the working group determined to continue to propose a tender offer construct with the ability to accept an unsolicited, superior acquisition proposal upon payment of a 2% termination fee prior to the closing of the tender offer.

On April 7-8, 2015, management of the Company met with management of Capgemini in Paris regarding business due diligence matters in order to enable Capgemini to further refine its proposal.

On April 9, 2015, K&E sent a draft merger agreement to Skadden.

On April 13, 2015, Skadden sent K&E an issues list reflecting certain material issues Capgemini identified in the draft merger agreement, including (i) requesting again to structure the merger agreement to provide for approval by written consent, with approvals from the Apax, the Co-Chairmen and certain of their affiliates to be delivered immediately after signing the merger agreement, (ii) no ability for the Company to terminate the merger agreement following receipt of the written consent to accept a superior acquisition proposal and (iii) a request for a higher termination fee.

Also on April 13, 2015, Mr. Vermuri met with a representative from senior management from Party A at BofA Merrill Lynch’s offices to discuss the Company. Mr. Vermuri provided a general update on the business of the Company. No proposals regarding a transaction involving Party A and the Company were made.

Representatives of the Company and Capgemini met in London on April 14, 2015 to discuss the draft merger agreement and the issues list that had been sent on April 13 by Skadden. Representatives from K&E, Skadden, BofA Merrill Lynch and Lazard also participated in person and by teleconference. During these meetings, representatives of the Company and Capgemini discussed a possible compromise with respect to Capgemini’s request for shareholder approval by written consent, whereby the transaction would be approved following signing by written consent, but the Company would have a period of time following the delivery of the written consent during which the Company could terminate the merger agreement and accept an unsolicited superior acquisition proposal upon payment of a termination fee. The parties decided to have a follow-up meeting in New York City on April 16, 2015, to further discuss the terms of the transaction, including the merger agreement.

Later on April 14, 2015, the board working group held a discussion with K&E and PH with respect to the issues list received from Skadden. Immediately after this discussion, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. At this meeting BofA Merrill Lynch updated our board of directors on the status of discussions with Capgemini and the meetings held in London. K&E provided our board of directors with an update on the merger agreement draft, including the feedback received in London. BofA Merrill Lynch also informed our board of directors that representatives of Party A had met with representatives of the Company and that Party A expressed a positive view about the strategic fit between Party A and the Company, but continued to express reservations regarding a transaction given the Company’s high market value and timing considerations. Ashok Vemuri, our President and Chief Executive Officer, then informed our board of directors that the Company had received, earlier that day, an inquiry from a newspaper suggesting a potential transaction involving Capgemini and the Company. Our board of directors determined to continue discussions with Capgemini. At the end of the trading day on April 14, 2015, the price for the Company’s stock was $41.60 per share.

In the evening on April 14, 2015, Skadden sent a revised draft merger agreement to K&E. The draft merger agreement included provisions reflecting the compromise on transaction structure which had been discussed during the London meetings on April 14, 2015. Specifically, the draft provided for a written consent structure, whereby Apax, the Co-Chairmen and certain of their affiliates would deliver consents immediately following the execution of the merger agreement, but would also allow for a 20 calendar day post-signing period during which the Company could terminate the merger agreement to accept an unsolicited superior acquisition proposal. The draft merger agreement provided for a termination fee of 4.5% of equity value payable by the Company upon termination to accept an unsolicited superior proposal.

On April 16, 2015, the board working group held a discussion with K&E and PH regarding the revised merger agreement. K&E noted that Capgemini had proposed a modified consent structure which would permit the Company to terminate the merger agreement to accept an unsolicited superior acquisition proposal for 20 calendar days post-signing upon payment of the 4.5% termination fee. Following discussion, it was the sense of the board working group that the written consent structure could be acceptable, subject to a longer period of time during which the Company could terminate the merger agreement to accept an unsolicited superior acquisition proposal, and a lower termination fee. The board working group directed K&E to negotiate with Skadden for such a longer period of time and a lower termination fee and directed BofA Merrill Lynch to indicate that BofA Merrill Lynch did not believe that our board of directors would agree to a transaction below the high end of Capgemini’s price range.

On April 16-17, 2015, representatives from K&E, PH, Skadden, BofA Merrill Lynch, Lazard and Capgemini, as well as Mr. Nathoo, met at Skadden’s offices in New York City to negotiate the terms of the merger agreement. During these meetings, K&E requested a longer period of 30 calendar days during which the Company would be permitted to accept a superior proposal and a lower termination fee of 3% of equity value. Capgemini indicated that a termination fee of 3% would be unacceptable. Also during these meetings, BofA Merrill Lynch reiterated at the direction of our board of directors that our board of directors was focused on Capgemini confirming its proposal at the high end of its price range.

On April 17, 2015, Mr. Vemuri and Mr. Hermelin met in New York City to discuss synergies and related matters regarding the possible transaction between the Company and Capgemini.

On April 17, 2015, Party A confirmed to BofA Merrill Lynch that it was not interested in exploring an acquisition of the Company because of the Company’s high market valuation.

Also on April 17, 2015, a newspaper published reports that the Company was considering a sale, and other media sources followed with similar reports. At the end of the trading day on April 17, 2015, the price for the Company’s stock was $44.45 per share.

Also on April 17, 2015, K&E sent a revised draft of the merger agreement to Skadden, which contained the written consent approval structure but extended the period during which the Company could terminate the merger agreement to accept a superior acquisition proposal to 30 days (with extensions for the time required, if any, to allow for Capgemini’s right to match any such proposal). The revised draft did not propose an amount for the termination fee.

On April 20 and 21, 2015, at the request of Capgemini, management of the Company met with management of Capgemini in Paris, and representatives of K&E, Skadden, BofA Merrill Lynch and Lazard also attended in person. During these meetings, additional business due diligence sessions were held, and negotiations regarding the merger agreement (including with respect to the termination fee, the material adverse effect definition and the construct for treatment of outstanding equity awards of the Company) continued and additional drafts of the merger agreement were shared between K&E and Skadden.

On April 22, 2015, Capgemini verbally confirmed to Mr. Nathoo that, despite certain negative findings in due diligence, Capgemini would be prepared to offer the high end of its previous price range, $48.00 per share, if the Company accepted a termination fee of 4% of equity value. Representatives of Lazard confirmed the same to representatives of BofA Merrill Lynch.

On April 22, 2015, representatives of Apax received a telephone call from a third party, which we refer to as “Party C,” expressing interest in exploring a possible acquisition of the Company, following published rumors regarding a possible sale of the Company. Party C commented that the Company was much larger than the possible M&A targets Party C had previously been exploring, and given its own smaller size and valuation compared to the Company, it would not be able to finance an all-cash acquisition of the Company and would want to explore a part stock deal. Party C did not provide an indication of value and no proposals regarding a transaction involving Party C and the Company were made.

On April 22, 2015, the board working group held a discussion with K&E and PH regarding the status of the merger agreement. During this discussion, the board working group discussed Capgemini’s indication that it would confirm its offer price at $48.00 per share conditioned on the Company’s accepting a 4% termination fee. The board working group confirmed that this proposal included a 30 calendar day post-signing period which the Company could terminate the merger agreement to accept an unsolicited superior acquisition proposal and then determined that it would be prepared to support a 4% termination fee to the full board of directors under the circumstances.

On April 23, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. BofA Merrill Lynch updated our board of directors on the status of the discussions with Capgemini and noted that due diligence work had progressed substantially since the prior board meeting. BofA Merrill Lynch informed our board of directors that Capgemini had confirmed an all cash offer price of $48.00, despite certain negative findings in due diligence, but conditioned on the merger agreement providing for a termination fee of 4% of equity value. The representatives of BofA Merrill Lynch expressed their view that the 4% termination fee would likely not preclude a serious and financially viable potential buyer from seeking to acquire the Company. K&E updated our board of directors on the status of the merger agreement, which had also progressed substantially since the prior board meeting with input from the board working group. Following discussion, our board of directors determined to accept the proposed 4% termination fee in exchange for the $48.00 per share offer price. BofA Merrill Lynch also noted that Party A indicated that it was not interested in exploring an acquisition of the Company at the time, including because of the high market value of the Company’s stock and timing considerations. Our board of directors was also informed about the unsolicited inquiry from Party C. Following discussion, including of the preliminary nature of the inquiry, the identity of Party C and BofA Merrill Lynch’s view that Party C could face challenges in financing an acquisition of the Company and that Party C has not previously consummated any acquisitions in this area, our board of directors determined that there was a low likelihood of the inquiry leading to a more attractive proposal, and determined that it was not worth the potential risks associated with delaying the advanced discussions with Capgemini to explore Party C’s inquiry. Representatives of K&E and PH then reviewed the terms of the merger agreement and reviewed with our board of directors their fiduciary duties under Pennsylvania law in the context of the transaction being considered. Our board of directors also discussed the growing trend toward the adoption of forum selection bylaws provisions to mitigate the cost and distraction of litigation brought in several forums and resolved to adopt such a bylaw provision. BofA Merrill Lynch again reviewed with our board of directors its valuation analyses of the Company. Our board of directors instructed K&E to finalize the merger agreement with Skadden on this basis.

On April 23, 2015, additional press reports were issued about a possible acquisition of the Company. At the end of the trading day on April 23, 2015, the price for the Company’s stock was $45.90 per share.

On April 24, 2015, the board of directors of Capgemini approved entry into the merger agreement.

On April 25, 2015, Skadden and K&E finalized the terms of the draft merger agreement, including the termination fee and treatment of management equity awards.

On April 25, 2015, a meeting of our board of directors was held with representatives of K&E, PH and BofA Merrill Lynch present. K&E updated our board of directors on the merger agreement, including with respect to the treatment of management equity, and BofA Merrill Lynch reviewed with our board of directors its financial analysis of the Merger Consideration. PH reviewed again with our board of directors their fiduciary duties under Pennsylvania law. Members of our board of directors then addressed questions to representatives of K&E, PH and BofA Merrill Lynch. BofA Merrill Lynch then rendered to our board of directors an oral opinion, confirmed by delivery of a written opinion, dated April 25, 2015, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Merger Consideration to be received in the Merger by holders of the Company’s common stock was fair, from a financial point of view, to such holders. Following further discussion among the members of our board of directors, our board of directors then unanimously determined that it was advisable, fair to and in the best of interests of the Company to enter into the Merger Agreement and to consummate the transactions contemplated thereby and approved, and authorized the execution and delivery of, the Merger Agreement in the form presented to our board of directors.

Following the meeting of our board of directors on April 25, 2015, the parties executed the Merger Agreement. The written consent of Viscaria Limited, the Co-Chairmen and certain of their affiliates was delivered thereafter. The parties announced the transaction in a joint press release on April 27, 2015.

Reasons for the Merger

At its meeting on April 25, 2015, our board of directors unanimously (i) determined and declared that the Merger and the Merger Agreement, together with the transactions contemplated thereby, were advisable and in the best interests of the Company, (ii) approved the execution and delivery of the Merger Agreement and any additional documents or agreements referred to in, or contemplated or required by, the Merger Agreement or the transactions contemplated thereby, and (iii) recommended that the Company’s shareholders adopt the Merger Agreement.

In making its decision, our board of directors consulted with the Company’s management, as well as the Company’s legal and financial advisors, and considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

•	Our board of directors considered the fact that the Merger Consideration of $48.00 per share to be received by the Company’s shareholders in the Merger represented a:

•	22% premium over the closing price of shares of Company Common Stock on February 19, 2015, the last trading day before our board of directors received Capgemini’s initial indication of interest;

•	17% premium over the closing price of shares of Company Common Stock on April 13, 2015, the last trading day before a press inquiry from a newspaper suggesting a potential transaction involving Capgemini and the Company; and

•	17%, 22.8%, 27.9%, and 47% premium over the average trading prices of shares of Company Common Stock for the three-month, six-month, twelve-month, and two-year periods ending immediately before the date of announcement of the Merger, respectively.

•	Our board of directors also considered the fact that the shares of Company Common Stock have never traded at prices higher than the Merger Consideration at any time during the last ten years.

•	Our board of directors considered the historical market prices and recent trading activity of Company Common Stock, and noted that, in general, Company Common Stock was trading at historically high levels in the period preceding the announcement of the Merger. Our board of directors in particular considered that the multiples implied by the $48.00 per share all cash offer price were high relative to multiples implied by the trading prices of peer companies, and also at a level higher than almost all precedent transactions for relevant comparable companies in deals announced since 2011.

•	Our board of directors considered information with respect to the Company’s financial condition, results of operations, business and projections in light of various factors, including the Company’s current and anticipated near-term operating results. Our board of directors also considered the fact that the Company had recently outperformed its peer companies and the market generally from a stock price perspective, but that growth was projected to slow and margins were declining, and that these trends could negatively impact the price of the shares of Company Common Stock in the future.

•	Our board of directors considered the fact that the form of consideration payable to the Company’s shareholders will be cash, which will provide the Company’s shareholders with certainty of value and immediate liquidity. Our board of directors also considered the fact that all holders of shares of Company Common Stock (other than shares held as treasury stock by the Company or shares held by Capgemini or Merger Sub) will receive the same form and amount of consideration per share of common stock in connection with the Merger and that the Co-Chairmen and Viscaria Limited will not be paid a control premium.

•	Our board of directors considered the process that the Company and its advisors had conducted prior to the execution of the Merger Agreement, which involved active assessment by our board of directors of potential alternative acquirers and initiating contact with two selected parties that our board of directors and its advisors believed could potentially have the financial capacity and greatest strategic interest in acquiring the Company; but that these two potential counterparties communicated that they were unwilling to explore a possible acquisition of the Company because of the Company’s high market valuation. Our board of directors also considered the fact that, following the publication of press reports on April 17, 2015 that the Company was considering a sale, no other party submitted a proposal to acquire the Company.

•	Our board of directors considered the fact that Capgemini and Merger Sub do not have a condition in the Merger Agreement related to their receipt of financing, and that Capgemini represented in the Merger Agreement to the Company that Capgemini and Merger Sub have available, or would have available prior to the Effective Time, all funds necessary (i) for the acquisition of all shares of Company Common Stock pursuant to the Merger, (ii) to pay all fees and expenses and make all payments in connection therewith and (iii) to perform their respective obligations under the Merger Agreement.

•	Our board of directors considered the opinion of BofA Merrill Lynch, the financial advisor to the board of directors of the Company in connection with the Merger, to the board of directors of the Company, dated April 25, 2015, as to the fairness, from a financial point of view and as of the date of the opinion, of the Merger Consideration to be received by the holders of Company Common Stock (as more fully described under “The Merger — Opinion of Financial Advisor to our Board of Directors” beginning on page 31).

•	Our board of directors considered its belief that, after consulting with its financial advisor and counsel, it had, as a result of negotiations with Capgemini, obtained the highest price per share of Company Common Stock that Capgemini is willing to pay. Our board of directors considered the fact that the terms of the Merger were the result of robust arm’s-length negotiations conducted over several weeks by the Company, with the knowledge and at the direction of our board of directors, and with the assistance of experienced financial and legal advisors.

•	Our board of directors considered its belief that the Merger would be consummated, in light of, among other things, the fact that the written consent of Viscaria Limited, the Co-Chairmen and certain of their affiliates was sufficient to adopt the Merger Agreement without the need for a meeting of shareholders and the limited conditions to the Closing, and the fact that the satisfaction of those conditions and likelihood of obtaining regulatory approval was, in the view of our board of directors, likely to be attainable in a timely manner.

•	Our board of directors considered the potential for a prompt completion of the Merger. Our board of directors also considered the risk of losing the opportunity with Capgemini in the event of any delay.

•	Our board of directors considered the terms and conditions of the Merger Agreement, including:

•	the right of the Company, for a period of 30 days following the execution of the Merger Agreement, under certain circumstances and subject to certain conditions, to consider and respond to unsolicited bona fide third-party acquisition proposals or engage in discussions with or negotiations with any person making such acquisition proposal and to terminate the Merger Agreement to accept a superior proposal, subject to certain notice requirements and other conditions and the requirement that the Company pay the termination fee;

•	the belief of our board of directors that the $161,280,000 termination fee, representing approximately 4.0% of the aggregate Merger Consideration as of the date of the execution of the Merger Agreement, was reasonable in light of the circumstances and the overall terms of the Merger Agreement, and would likely not preclude a serious and financially viable potential buyer from seeking to acquire the Company;

•	the terms of the Merger Agreement providing the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement;

•	the ability of the Company to seek specific performance to prevent certain breaches of the Merger Agreement by Capgemini and Merger Sub.

•	Our board of directors considered the experience, reputation and financial capability of Capgemini and its ability to complete the Merger (including the right of the Company to obtain specific performance to require Capgemini to perform its obligation to close the Merger).

•	Our board of directors considered that the Merger is supported by the Co-Chairmen and Viscaria Limited, whose interests are aligned with the Company’s shareholders generally, and who, together with their affiliates, controlled approximately 54% of the aggregate voting power of the shares of Company Common Stock as of April 24, 2015, as evidenced by their willingness to execute and deliver a written consent on April 25, 2015 adopting the Merger Agreement and the transactions contemplated thereby, including the Merger.

Our board of directors also considered the following uncertainties, risks and potentially negative factors in its deliberations concerning the Merger, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

Our board of directors considered the fact that following completion of the Merger, the Company will no longer exist as an independent public company and that, as the Merger Agreement provides for all cash consideration, the Company’s existing shareholders will no longer participate in the potential future growth in the Company’s assets, future earnings growth, future appreciation in value of shares of Company Common Stock or any future dividends.

•	Our board of directors considered the effect of a public announcement of the Merger on the Company’s operations, stock price and employees and its ability to attract and retain key management, sales and other personnel while the Merger is pending and the potential adverse effects on the financial results of the Company.

•	Our board of directors considered that the Merger Agreement imposes restrictions on the Company’s solicitation of acquisition proposals from third parties, and requires the Company to provide Capgemini with an opportunity to propose adjustments to the Merger Agreement prior to the Company being able to terminate the Merger Agreement and accept a superior proposal, although our board of directors believes this would likely not preclude a serious and financially viable potential buyer from seeking to acquire the Company.

•	Our board of directors considered the fact that Capgemini required a termination fee of $161,280,000 if the Merger Agreement is terminated under certain circumstances, including to accept a superior proposal. Our board of directors believed that Capgemini’s requirement that it receive a termination fee in such amount would likely not preclude a serious and financially viable potential buyer from seeking to acquire the Company.

•	Our board of directors considered the fact that, as a condition to entering into the Merger Agreement, Capgemini required that the Merger Agreement include a provision permitting Capgemini to terminate the Merger Agreement if Viscaria Limited, the Co-Chairmen and certain of their affiliates failed to execute and deliver the Written Consent within one hour following the execution of the Merger Agreement (which written consent was delivered following execution of the Merger Agreement).

•	Our board of directors considered that the Merger Agreement imposes restrictions on the conduct of the Company’s business prior to the consummation of the Merger, requiring the Company to refrain from certain action and to use commercially reasonable efforts to conduct its and its subsidiaries’ business in the ordinary course of business, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger.

•	Our board of directors considered the possibility that the Merger might not be consummated, including the adverse effects that a failure to consummate the Merger could have on the Company’s business, the market price for Company Common Stock and the Company’s relationships with employees, including the fact that (i) the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction; (ii) the Company will have incurred significant transaction costs; and (iii) the market’s perception of the Company’s prospects could be adversely affected.

•	Our board of directors considered the regulatory approvals that would be required to consummate the Merger and the prospects for receiving any such approvals.

•	Our board of directors considered the possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including the potential for any suit, action or proceeding in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement, the risk of any loss or change in relationship with any customer, supplier, vendor or other business partner of such person, any actions by competitors or any other disruption of the business of such person and any effect on the Company’s stock price, operations and employees and the Company’s ability to retain key employees.

•	Our board of directors considered the potential conflict of interest created by the fact that the Company’s executive officers and directors have financial interests in the Merger that may be different from or in addition to those of other shareholders, as described in “The Merger — Interests of Directors and Executive Officers in the Merger” beginning on page 27.

•	Our board of directors considered the requirement that the Company reimburse Capgemini for up to $20,000,000 of its and its affiliates’ out-of-pocket expenses in connection with the Merger if the Merger Agreement is terminated under certain circumstances, including the failure of Viscaria Limited, the Co-Chairmen and certain of their affiliates to deliver their written consent adopting the Merger Agreement and the transactions contemplated thereby, including the Merger (which written consent was delivered following execution of the Merger Agreement).

Our board of directors concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits. The foregoing discussion is not exhaustive, but is intended to summarize the material information and factors considered by our board of directors in its consideration of the Merger. Our board of directors reached the unanimous decision to recommend and approve the entry into the Merger Agreement in light of the factors described above and other factors that each member of our board of directors believed were appropriate. In view of the variety of factors and the quality and amount of information considered, our board of directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations. In addition, individual members of our board of directors may have given different weight to different factors. Our board of directors conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, management of the Company, its financial advisor, and the Company’s legal advisors, and considered the factors overall to be favorable to, and to support, its determinations. It should be noted that this explanation of the reasoning of our board of directors and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Forward-Looking Statements” beginning on page 1.

Board Approval and Vote Required

Our board of directors has unanimously determined that the Merger is in the best interests of the Company and approved the entry into the Merger Agreement. Our board of directors unanimously recommended that our shareholders adopt the Merger Agreement.

The adoption of the Merger Agreement by the shareholders of the Company required the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting the Merger Agreement. On April 25, 2015, the Merger Agreement and the transactions contemplated thereby, including the Merger, were unanimously adopted by Viscaria Limited, the Co-Chairmen and certain of their affiliates, who beneficially own, in the aggregate, 43,990,645 shares of Company Common Stock or approximately 54% of the voting power of outstanding shares of Company Common Stock, acting by written consent in lieu of a meeting in accordance with our Third Amended and Restated Articles of Incorporation and the PBCL. As a result, no further action by any shareholder of the Company is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and the Company will not be soliciting your vote for the adoption of the Merger Agreement and will not call a shareholders meeting for purposes of voting on the adoption of the Merger Agreement.

On April 25, 2015, certain shareholders entered into the Voting Agreement, providing that such shareholders have, among other things, agreed, if necessary, to vote the shares of their Company Common Stock in favor of the adoption of the Merger Agreement.

Interests of Directors and Executive Officers in the Merger

Members of our board of directors and executive officers have various interests in the Merger that are different from, or in addition to, our interests and the interests of our shareholders generally. These interests may present such directors and executive officers with actual or potential conflicts of interest. Our board of directors was aware of these interests during its deliberations on the merits of the Merger and considered them, among other matters, in approving the entry into the Merger Agreement. These interests are described below.

Equity Compensation

Treatment of Vested Company Stock Options

At the Effective Time, each vested IGATE stock option (including each vested stock option held by an executive officer) and each stock option held by a non-employee director that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Vested Company Stock Option”) will be canceled, with the holder of such Vested Company Stock Option becoming entitled to receive an amount in cash, subject to any required tax withholdings, equal to the excess of the per share Merger Consideration of $48.00 minus the exercise price per share of Company Common Stock subject to such Vested Company Stock Option.

Treatment of Unvested NEO Equity Awards

At the Effective Time, each unvested IGATE stock option, restricted share and performance share held by a named executive officer that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as an “Unvested NEO Equity Award”) will be canceled and converted into the right to receive an amount in cash or in fully vested shares of Capgemini common stock having a fair market value equal to the sum of (i) the excess of the per share Merger Consideration of $48.00 over the exercise price per share of Company Common Stock subject to each unvested stock option, (ii) the per share Merger Consideration of $48.00 multiplied by the number of shares of Company Common Stock subject to each restricted share, and (iii) the per share Merger Consideration of $48.00 multiplied by the total number of shares of Company Common Stock that would be delivered with respect to each performance share award based on the achievement of target performance goals (collectively referred to in this Information Statement as a “NEO Converted Cash Award”). The NEO Converted Cash Award will vest and become payable, minus any required tax withholdings, with respect to one-half of the NEO Converted Cash Award as soon as practicable following the Closing Date and, subject to continued employment with Capgemini, the surviving corporation, or affiliates of either, one-quarter on the first anniversary of the Closing Date and one-quarter on the second anniversary of the Closing Date.

Treatment of Company RSUs

At the Effective Time, each IGATE restricted stock unit held by a non-employee director that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Company RSU”) will be canceled with the holder of such Company RSU becoming entitled to receive an amount in cash, subject to any required tax withholdings, equal to the product of (i) the per share Merger Consideration of $48.00 and (ii) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the completion of the Merger.

Value to Directors in Respect of IGATE Equity

The table below sets forth the number of IGATE equity awards subject to Vested Company Stock Options and Company RSUs for each director of IGATE as of April 25, 2015, and the value that each director can expect to receive for such equity as of promptly following the Effective Time, assuming continued service through the Effective Time.

Directors	Shares Underlying Vested Company Stock Options (#)	Value of Vested Company Stock Options ($)	Shares Underlying Company RSUs (#)	Value of Company RSUs ($)	Total ($)
Roy W. Dunbar	44,000	$1,223,960	3,310	$158,880	$1,382,840
Goran Lindahl	27,089	$1,084,630	23,336	$1,120,128	$2,204,758
Martin G. McGuinn	26,091	$1,036,574	1,779	$85,392	$1,121,966
William G. Parrett	8,407	$121,158	4,807	$230,736	$351,894
Naomi O. Seligman	4,945	$109,852	13,322	$639,456	$749,308

Value to Executive Officers in Respect of IGATE Equity

The table below sets forth the number of IGATE equity awards subject to Vested Company Stock Options, NEO Converted Cash Awards, Non-NEO Stock Option Converted Cash Awards, and Non-NEO Restricted Share Converted Cash Awards (collectively referred to in this Information Statement as a “Converted Cash Award”) for each executive officer of IGATE as of April 25, 2015, and the value that each executive officer can expect to receive for such equity as of promptly following the Effective Time, assuming continued employment through the Effective Time and a qualifying termination of employment or service immediately following the Effective Time.

Executive Officers	Shares Underlying Vested Company Stock Options (#)	Value of Vested Company Stock Options ($)	Shares Underlying Option Converted Cash Award (#)	Value of Stock Option Converted Cash Award ($)	Shares Underlying Restricted Share Converted Cash Award (#)	Value of Restricted Share Converted Cash Award ($)	Shares Underlying NEO Performance Share Converted Cash Award (#)	Value of NEO Performance Share Converted Cash Award ($)	Total ($)
Ashok Vemuri	18,750	$391,875	112,500	$2,351,250	75,000	$3,600,000	300,000	$14,400,000	$20,743,125
Sujit Sircar	21,686	$787,852	—	—	51,500	$2,472,000	88,000	$4,224,000	$7,483,852
Srinivas Kandula	20,000	$726,600	—	—	46,500	$2,232,000	88,000	$4,224,000	$7,182,600

Change in Control and Other Termination Benefits

Under the terms of the Merger Agreement, in the event that a named executive officer is terminated for cause, resigns with good reason or dies following the Effective Time, the unvested portion of the NEO Converted Cash Award will vest and be paid to the named executive officer (or beneficiary, in the case of death) no later than ten days after the date of such termination or death.

For the purposes of the Merger Agreement, “cause” is defined as follows, unless provided otherwise in an applicable employment agreement: (a) intentional failure to perform reasonably assigned duties; (b) dishonesty or willful misconduct in the performance of duties; (c) intentional violation of company or applicability affiliate policy; (d) involvement in a transaction in connection with the performance of duties to the company or any of its subsidiaries which transaction is adverse to the interests of the company or any of its subsidiaries and which is engaged in for personal profit; or (e) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

For the purpose of the Merger Agreement, a holder of an IGATE equity award will have “good reason” to terminate employment if any of the following occur without the holder’s consent (provided that the company does not fully cure the effect of such event within thirty days following its receipt of written notice of such event from the holder): (a) a material diminution in base compensation; (b) a material diminution in the holder’s authority, duties or responsibilities; (c) a change of more than fifty miles in the geographic location in which the holder must perform services; or (d) any other action or inaction that constitutes a material breach by the company of the agreement under which the holder provides services. Good reason will cease to exist for a given event on the ninetieth day following the later of its occurrence or the holder’s knowledge of its occurrence, unless the holder has given the company written notice of the event prior to such date.

Named executive officers will have good reason to terminate employment with the company upon the occurrence of a material diminution of base salary or a change of more than fifty miles in the geographic location in which he must perform services. Notwithstanding the foregoing, on April 24, 2015, we entered into side letter agreements with each of our named executive officers providing that the consummation of the Merger and the related change in duties of each named executive officer would not, in and of itself, constitute good reason under our Amended and Restated 2006 Stock Incentive Plan and any award agreement thereunder.

Under the terms of the Company’s employment agreements with Messrs. Vemuri, Sircar, and Kandula, if the Company provides six (6) months’ prior written notice of termination without cause, the terminated executive is not entitled to any severance payments or benefits. In lieu of providing prior written notice of termination without cause, the Company may terminate the executive immediately without cause and provide cash severance equal to six (6) months’ gross salary, payable as salary continuation in the case of Mr. Vemuri and payable as a lump-sum in the case of Messrs. Sircar and Kandula.

Quantification of Change in Control and Termination Payments and Benefits to IGATE Executive Officers

The table below sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of IGATE’s “named executive officers” (as identified in accordance with SEC regulations) based on the Merger and the per share Merger Consideration of $48.00.

Golden Parachute Compensation

Name	Cash ($)(a)	Equity ($)(b)	Perquisites / Benefits ($)(c)	Total ($)(d)
Ashok Vemuri	$650,000	$20,351,250	—	$21,001,250
Sujit Sircar	$136,135	$6,696,000	—	$6,709,613
Srinivas Kandula	$114,804	$6,456,000	—	$6,570,804

(a)	This amount includes cash severance that each named executive officer would receive upon termination without cause. Pursuant to the employment agreement with Mr. Vemuri, the Company may terminate Mr. Vemuri without cause: (i) by providing six (6) months’ advance notice; or (ii) immediately, by providing six (6) months’ gross salary continuation. Pursuant to the employment agreements with Messrs. Sircar and Kandula, the Company may terminate Messrs. Sircar or Kandula without cause: (i) by providing six (6) months’ advance notice; or (ii) immediately, by providing a lump sum payment equal to six (6) months’ gross salary.
(b)	This amount includes the aggregate dollar value of accelerated vesting of each named executive officer’s unvested restricted stock, unvested options, if any, and unvested performance-based restricted stock units based on the per share Merger consideration price of $48.00. Half of the amount reflected in the above table will be paid at Effective Time and the remaining half of such equity awards would be converted into a restricted cash payment that would immediately vest and be paid to the executive upon a qualifying termination of employment or service immediately following the Effective Time.
(c)	The named executive officers would not be entitled to any additional perquisites or benefits upon termination without cause.
(d)	This amount includes the aggregate dollar value of the sum of all amounts reported in the preceding columns.

Narrative to Golden Parachute Compensation Tables

The tabular disclosure set forth above (i) assumes that each of the named executive officers is terminated without cause in connection with the Merger under circumstances that entitled such individual to severance payments under the Merger Agreement and each named executive officer’s individual employment agreement, as applicable, and (ii) becomes entitled to accelerated vesting and/or payment in respect of all Vested Company Stock Options and NEO Converted Cash Awards (based on the per share Merger Consideration of $48.00). The named executive officers would not be entitled to any additional perquisites or benefits under these circumstances.

The Merger Agreement provides the members of our board of directors and our executive officers certain indemnification rights following the consummation of the Merger. See “The Merger Agreement – Indemnification Provisions; Directors’ and Officers’ Insurance.”

Closing and Effective Time

The closing of the Merger is expected to take place during the third quarter of 2015, although the Company cannot assure completion by any particular date, if at all. Following the satisfaction or (to the extent permitted by law) waiver by the parties of customary closing conditions, including, among others, (a) the expiration or termination of waiting periods or receipt of approvals pursuant to certain antitrust and competition laws of the United States, Brazil, Canada, India and Germany, (b) there being no applicable law, order, judgment or other legal restraint preventing or prohibiting the consummation of the Merger or imposing a Burdensome Condition (as defined in “The Merger Agreement—Regulatory Matters” beginning on page 52) on the parties, (c) the receipt of CFIUS approval, (d) the absence of any pending proceeding commenced by a governmental entity in a United States District Court or a court in Canada seeking a judgment that challenges or seeks to enjoin the Merger under antitrust laws, (e) performance by the other party in all material respects of its obligations under the Merger Agreement and (f) subject to specified materiality standards, the accuracy of the representations and warranties of the other party. Parent’s and Merger Sub’s obligation to complete the Merger is also subject to there not having occurred, since entry into the Merger Agreement, a material adverse effect on us, a Certificate of Merger will be filed with the Secretary of the Commonwealth of Pennsylvania under the PBCL, following which we will become an indirect, wholly-owned subsidiary of Parent. The completion of the Merger is not conditioned upon Capgemini obtaining financing.

Opinion of Financial Advisor to our Board of Directors

The board of directors of the Company retained BofA Merrill Lynch to act as its financial advisor in connection with the Merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The board of directors of the Company selected BofA Merrill Lynch to act as its financial advisor in connection with the Merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the Merger, its reputation in the investment community and its familiarity with the Company and its business.

On April 25, 2015, at a meeting of the board of directors of the Company held to evaluate the Merger, BofA Merrill Lynch rendered to the board of directors of the Company an oral opinion, confirmed by delivery of a written opinion, dated April 25, 2015, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Merger Consideration to be received by holders of Company Common Stock in the Merger was fair, from a financial point of view, to such holders.

The full text of BofA Merrill Lynch’s written opinion to the board of directors of the Company, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the board of directors of the Company for the benefit and use of the board of directors of the Company (in its capacity as such) in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the Merger or any related matter.

In connection with rendering its opinion, BofA Merrill Lynch:

(1)	reviewed certain publicly available business and financial information relating to the Company;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with BofA Merrill Lynch by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (such forecasts, the “Company forecasts”);

(3)	discussed the past and current business, operations, financial condition and prospects of the Company with members of senior management of the Company;

(4)	reviewed the trading history for the common stock of the Company and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

(5)	compared certain financial and stock market information of the Company with similar information of other companies BofA Merrill Lynch deemed relevant;

(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

(7)	considered the results of the efforts of BofA Merrill Lynch on behalf of the board of directors of the Company to solicit, at the direction of the board of directors of the Company, indications of interest from certain third parties with respect to a possible acquisition of the Company;

(8)	reviewed a draft, dated April 24, 2015 of the Merger Agreement (the “Draft Merger Agreement”); and

(9)	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of the Company that it was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Company forecasts, BofA Merrill Lynch was advised by the board of directors of the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or any other entity, nor did it make any physical inspection of the properties or assets of the Company or any other entity. BofA Merrill Lynch did not evaluate the solvency or fair value of the Company or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of the board of directors of the Company, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the Merger (including the contemplated benefits thereof). BofA Merrill Lynch also assumed, at the direction of the board of directors of the Company, that the final executed Agreement would not differ in any material respect from the Draft Merger Agreement reviewed by it.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects or implications of the Merger (other than the Merger Consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the Merger Consideration to be received by holders of Company Common Stock and no opinion or view was expressed with respect to the Merger Consideration to be received by any particular holder of Company Common Stock or any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Merger Consideration or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Merrill Lynch also did not express any view or opinion with respect to, and relied, at the direction of the board of directors of the Company, upon the assessments of representatives of the Company regarding, legal, regulatory, accounting, tax and similar matters relating to the Company and the Merger (including the contemplated benefits thereof) as to which BofA Merrill Lynch understood that the Company obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the Merger or any other matter.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee.

The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the board of directors of the Company in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

In performing its financial analyses of the Company summarized below and in arriving at its opinion, BofA Merrill Lynch utilized the Company forecasts. For further information regarding the Company forecasts, including the Company’s estimated Adjusted EBITDA and estimated Adjusted EPS (each as defined below), see “The Merger — Certain Financial Projections of the Company” beginning on page 38.

Financial Analyses

Selected Publicly Traded Companies Analysis. BofA Merrill Lynch reviewed publicly available financial and stock market information for the Company and publicly available financial and stock market information for the following seven offshore information technology services companies (the “Offshore IT Services Companies”) and three offshore business process outsourcing companies (the “Offshore BPO Companies” and collectively with the Offshore IT Services Companies, the “selected publicly traded companies”):

Offshore IT Services Companies

•	Tata Consultancy Services Ltd.

•	Infosys Limited

•	Cognizant Technology Solutions Corporation

•	Wipro Limited

•	HCL Technologies Limited

•	Syntel, Inc.

•	Virtusa Corporation

Offshore BPO Companies

•	Genpact Limited

•	WNS (Holdings) Limited

•	ExlService Holdings, Inc.

BofA Merrill Lynch reviewed, among other things, enterprise values of each of the selected publicly traded companies, calculated as fully-diluted equity values based on closing stock prices on April 24, 2015, plus net debt, liquidation value of preferred stock and minority interest, as a multiple of each company’s calendar year 2015 estimated earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, non-recurring charges and other one-time items (“Adjusted EBITDA”), or Enterprise Value/2015E Adjusted EBITDA. BofA Merrill Lynch also reviewed per share equity values, based on closing stock prices on April 24, 2015, of the selected publicly traded companies as a multiple of each company’s calendar year 2015 and 2016 estimated earnings per share, adjusted to exclude stock-based compensation expense, amortization of intangibles, non-recurring charges and other one-time items (“Adjusted EPS”), or Price/2015E Adjusted EPS and Price/2016E Adjusted EPS, respectively. Estimated financial data of the selected publicly traded companies was based on publicly available research analysts’ estimates. This analysis indicated high, low, mean and median multiples for Enterprise Value/2015E Adjusted EBITDA, Price/2015E Adjusted EPS and Price/2016E Adjusted EPS for the selected publicly traded companies as set forth in the table below:

Offshore IT Services Companies

Metric	High	Low	Mean	Median
Enterprise Value/2015E Adjusted EBITDA	16.0x	10.3x	12.5x	12.4x
Price/2015E Adjusted EPS	21.5x	14.3x	18.0x	17.7x
Price/2016E Adjusted EPS	19.1x	13.3x	16.0x	16.1x

Offshore BPO Companies

Metric	High	Low	Mean	Median
Enterprise Value/2015E Adjusted EBITDA	13.5x	9.8x	11.2x	10.1x
Price/2015E Adjusted EPS	19.4x	14.3x	17.1x	17.7x
Price/2016E Adjusted EPS	17.1x	13.2x	15.3x	15.7x

Based on the analysis of the selected publicly traded companies summarized above and using the Company forecasts, BofA Merrill Lynch then applied multiples of 11.0x to 13.5x to the Company’s calendar year 2015 estimated Adjusted EBITDA, multiples of 17.0x to 20.0x to the Company’s calendar year 2015 estimated Adjusted EPS, and multiples of 15.0x to 18.0x to the Company’s calendar year 2016 estimated Adjusted EPS. The Company’s implied fully-diluted equity value based on the Adjusted EBITDA multiples analysis described above was calculated (based on information provided by the management of the Company) by reducing the Company’s implied enterprise value by the Company’s net debt and minority interest as of December 31, 2014. Taking into account the number of diluted shares of Company Common Stock outstanding as of April 22, 2015 (based on information provided by the management of the Company and calculated using the treasury stock method), this analysis indicated the following approximate implied per share equity value reference ranges for the Company (per share values were rounded to the nearest $0.25 increment), as compared to the Merger Consideration:

Implied Per Share Equity Value Reference Range for The Company			Merger Consideration
Enterprise Value/2015E Adjusted EBITDA	Price/2015E Adjusted EPS	Price/2016E Adjusted EPS
$34.25 – 43.25	$35.25 – 41.50	$ 36.50 – 44.00	$48.00

No company used in this analysis is identical or directly comparable to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared.

Selected Precedent Transactions Analysis. BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following nineteen selected transactions involving companies in the information technology services and business process outsourcing industry, announced since September 2008:

Announcement Month and Year	Target	Acquirer
• December 2014	• Xerox Corporation’s Information Technology Outsourcing Business	• Atos SE

• December 2014	• EVRY ASA	• Apax Partners LLP

• November 2014	• Sapient Corporation	• Publicis Groupe S.A.

• October 2014	• Sutherland Global Services, Inc.	• TPG Capital, L.P.

• August 2013	• Hexaware Technologies Limited	• Baring Private Equity Asia

• May 2013	• Pactera Technology International Ltd.	• Blackstone Group LP

• August 2012	• VanceInfo Technologies Inc.	• Pactera Technology International Ltd. (hiSoft Technology International Limited)

• August 2012	• Genpact Limited	• Bain Capital Partners LLC

• May 2012	• Logica PLC	• CGI Group Inc.

• March 2012	• Satyam Computer Services Limited	• Tech Mahindra Limited

• May 2011	• Intelenet Global Services Private Ltd	• Serco Group Plc

• April 2011	• Headstrong Corporation	• Genpact Limited

• January 2011	• Patni Computer Systems Ltd.	• IGATE Corporation

• October 2010	• Keane, Inc.	• NTT Data Corporation

• July 2010	• Dimension Data Holdings Plc	• Nippon Telegraph and Telephone Corp

• May 2010	• Stanley Inc.	• CGI Group Inc.

• September 2009	• Affiliated Computer Services, Inc.	• Xerox Corporation

• September 2009	• Perot Systems Corporation	• Dell Inc.

• September 2008	• AXON Group Plc	• HCL Technologies Limited

BofA Merrill Lynch reviewed transaction values, calculated as the enterprise value implied for the target company based on the consideration payable in the selected transactions, as a multiple of the target company’s last 12 months Adjusted EBITDA, except that an adjustment for stock-based compensation expense was made only for those transactions where such information was publicly available (“TV/LTM Adjusted EBITDA”). Financial data of the selected precedent transactions was based on publicly available information at the time of announcement of the relevant transaction. This analysis indicated high, low, mean and median multiples for TV/LTM Adjusted EBITDA as set forth in the table below:

Metric	High	Low	Mean	Median
TV/LTM Adjusted EBITDA	16.0x	4.9x	9.4x	9.5x

Based on the analysis of the selected transactions summarized above and using the Company’s reported financial results, BofA Merrill Lynch then applied multiples of 12.0x to 16.0x to the Company’s calendar year 2014 Adjusted EBITDA. The Company’s implied fully-diluted equity value was calculated (based on information provided by the management of the Company) by reducing the Company’s implied enterprise value by the Company’s net debt and minority interest as of December 31, 2014. Taking into account the number of diluted shares of Company Common Stock outstanding as of April 22, 2015 (based on information provided by the management of the Company and calculated using the treasury stock method), this analysis indicated the following approximate implied per share equity value reference ranges for the Company (per share values were rounded to the nearest $0.25 increment), as compared to the Merger Consideration:

Implied Per Share Equity Value Reference Range for The Company	Merger Consideration
$33.75 - $46.75	$48.00

No company, business or transaction used in this analysis is identical or directly comparable to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company and the Merger were compared.

Discounted Cash Flow Analysis. BofA Merrill Lynch performed a discounted cash flow analysis of the Company using the Company forecasts to calculate the estimated present value of the Company’s projected standalone unlevered, after-tax free cash flows. The Company’s projected standalone unlevered, after-tax free cash flows were calculated using the Company forecasts as Adjusted EBITDA less stock-based compensation expense, less depreciation and amortization, less taxes, plus depreciation and amortization, less capital expenditures and less increases in net working capital. BofA Merrill Lynch calculated terminal values for the Company by applying a range of perpetuity growth rates of 5.5% to 6.0% to the Company’s projected unlevered, after-tax normalized free cash flows in the terminal year. The cash flows and terminal values were then discounted to present value as of December 31, 2014 using discount rates ranging from 10.25% to 12.75%, which were based on an analysis of the estimated weighted average cost of capital of the Company. The Company’s implied fully-diluted equity value was calculated (based on information provided by the management of the Company) by reducing the Company’s implied enterprise value by the Company’s net debt and minority interest as of December 31, 2014. Taking into account the number of diluted shares of Company Common Stock outstanding as of April 22, 2015 (based on information provided by the management of the Company and calculated using the treasury stock method), this analysis indicated the following approximate implied per share equity value reference range for the Company (per share values were rounded to the nearest $0.25 increment), as compared to the Merger Consideration:

Implied Per Share Equity Value Reference Range for The Company	Merger Consideration
$32.25 - $58.75	$48.00

The range of discount rates and perpetuity growth rates described above implied a range of terminal value multiples based on the Company’s estimated Adjusted EBITDA in the terminal year of 8.6x to 14.5x.

Other Factors

BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch’s financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	the historical trading prices of the Company Common Stock during the 52-week period ending on April 13, 2015, the last trading day prior to the Company’s receipt of the press inquiry regarding the proposed Merger, noting that the low and high closing prices during such period were $32.61 and $44.52, respectively;

•	analyst price targets for the Company Common Stock in recently published, publicly available research analysts’ reports, noting that the low and high per share price targets ranged from $34.00 to $55.00, with a mean of $43.10 and median of $42.50, respectively; and

•	the premium represented by the Merger Consideration over the closing price per share of the Company Common Stock on April 24, 2015 and on the other dates described below. This analysis indicated the following:

Date	Premium Implied by Merger Consideration
Closing price on April 24, 2015, the last trading day prior to the public announcement of the Merger	5%

Closing price on February 19, 2015, the last trading day prior to the Company’s receipt of Capgemini’s initial indication of interest	22%

Closing price on April 13, 2015, the last trading day prior to the Company’s receipt of the press inquiry regarding the proposed Merger	17%

Closing price on March 6, 2015, the high closing price during the 52-week period ending on April 13, 2015, the last trading day prior to the Company’s receipt of the press inquiry regarding the proposed Merger	8%

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the board of directors of the Company in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, of the Merger Consideration and were provided to the board of directors of the Company in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of the Company.

The type and amount of consideration payable in the Merger was determined through negotiations between the Company and Capgemini, rather than by any financial advisor, and was approved by the board of directors of the Company. The decision to enter into the Agreement was solely that of the board of directors of the Company. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the board of directors of the Company in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the board of directors or management of the Company with respect to the Merger or the Merger Consideration.

The Company has agreed to pay BofA Merrill Lynch for its services in connection with the Merger an aggregate fee based on a percentage of the enterprise value of the Company immediately prior to the completion of the Merger, which fee is currently estimated to be approximately $19.5 million. A portion of this fee was payable in connection with its opinion and a significant portion of this fee is contingent upon the completion of the Merger. The Company also has agreed to reimburse BofA Merrill Lynch for certain expenses incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of SA, certain of its affiliates, the Company and certain of its affiliates (including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates).

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company and certain of its affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain of the Company’s affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates, in connection with certain mergers and acquisition transactions, (ii) having acted or acting as a bookrunner, underwriter and/or global coordinator for various debt and equity offerings of certain of the Company’s affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates, (iii) having acted as a solicitation agent for a consent solicitation of a portfolio company of funds advised by Apax Partners LLP or its affiliates, (iv) having acted or acting as an administrative agent, collateral agent, bookrunner, arranger and/or global coordinator for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of certain of the Company’s affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates (including acquisition financing), (v) having provided or providing certain derivatives, foreign exchange and other trading services to the Company and/or certain of its affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates, (vi) having provided or providing certain managed investments services and products to the Company and/or certain of its affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates, and (vii) having provided or providing certain treasury management products and services to the Company and/or certain of its affiliates, including Apax Partners LLP, certain of its affiliates and/or certain portfolio companies of funds advised by Apax Partners LLP or its affiliates. The aggregate amount of any revenues received from April 1, 2013 through March 31, 2015 by BofA Merrill Lynch and its affiliates (i) from the Company and certain of its controlled affiliates for corporate, commercial and investment banking services was approximately $2 million, and (ii) from Apax Partners LLP, certain of its affiliates and certain portfolio companies of funds advised by Apax Partners LLP or its affiliates for corporate, commercial and investment banking services was approximately $127 million.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to SA and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as an arranger for, and/or as a lender under, certain credit and leasing facilities and other credit arrangements of SA and/or certain of its affiliates, (ii) having provided or providing certain foreign exchange trading services to SA and/or certain of its affiliates, (iii) having provided or providing certain managed investments services and products to SA and/or certain of its affiliates, and (iv) having provided or providing certain treasury management products and services to SA and/or certain of its affiliates. In addition, BofA Merrill Lynch and/or certain of its affiliates have maintained, currently are maintaining, and in the future may maintain, commercial (including vendor and/or customer) relationships with SA and/or certain of its affiliates. The aggregate amount of any revenues received from April 1, 2013 through March 31, 2015 by BofA Merrill Lynch and its affiliates from SA and certain of its affiliates for corporate, commercial and investment banking services was approximately $7 million.

Certain Financial Projections of the Company

Summary of the Financial Projections

We do not as a matter of course publicly disclose forecasts or internal projections as to future performance, revenues, earnings, financial condition or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with our board of directors’ exploration of strategic alternatives, our management prepared unaudited prospective financial information on a stand-alone, pre-merger basis in good faith and on a reasonable basis based on the best information available to our management at the time of their preparation. We are electing to provide the unaudited prospective financial information in this Information Statement to provide our shareholders access to certain non-public unaudited prospective financial information that was made available to Capgemini and also to BofA Merrill Lynch in connection its financial analyses and opinion. The unaudited prospective financial information was not prepared with a view toward public disclosure and the inclusion of this information should not be regarded as an indication that we or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. Neither we nor any of our affiliates assumes any responsibility for the accuracy of this information. Readers of this Information Statement are cautioned not to place undue reliance on the unaudited prospective financial information. No one has made or makes any representation to any of our shareholders regarding the information included in the unaudited prospective financial information or our ultimate performance compared to the information included in the unaudited prospective financial information.

There can be no assurance that the assumptions made in preparing such information will prove accurate or that the projected results reflected therein will be realized. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the unaudited prospective financial information. Furthermore, the unaudited prospective financial information does not take into account any circumstance or event occurring after the date it was prepared or which may occur in the future, and, in particular, does not take into account any revised prospects of our business, changes in general business, regulatory or economic conditions, competition or any other transaction or event that has occurred since the date on which such information was prepared or which may occur in the future.

While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made by our management with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to our business, all of which are difficult to predict and many of which are beyond our control. As a result, the unaudited prospective financial information reflects numerous assumptions and estimates as to future events and there can be no assurance that these assumptions will accurately reflect future conditions, that the unaudited prospective financial information will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.

We use a variety of financial measures that are not in accordance with GAAP, including Adjusted EBITDA and Adjusted EPS, as supplemental measures to evaluate its operational performance. While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, are not reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation.

The following table presents a summary of the material unaudited financial projections prepared by our management. These financial projections were provided to Capgemini and used by BofA Merrill Lynch in performing certain analyses described in the section titled “The Merger — Opinion of Financial Advisor to our Board of Directors” beginning on page 31.

(Amounts in millions, except per share amounts)	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2019
Revenue	$1,369	$1,520	$1,702	$1,906	$2,135
Adjusted EBITDA (1)	$306	$358	$411	$467	$523
Profit after tax	$150	$182	$216	$255	$298
Adjusted EPS (2)	$2.07	$2.44	$2.81	$3.28	$3.78

(1)	We define “Adjusted EBITDA” as net income before interest expense, provision for income tax, and depreciation and amortization, adjusted for expenses related to stock-based compensation and merger and reorganization.
(2)	We define “Adjusted EPS” as diluted earnings per share, adjusted for expenses (net of taxes) related to stock-based compensation, amortization of intangibles from acquisitions and merger and reorganization.

Important Information About the Unaudited Financial Projections

The unaudited prospective financial information summarized above includes forward-looking statements and is based on estimates and assumptions that are inherently subject to factors such as industry performance, competition, general business, economic, regulatory, market and financial conditions, as well as changes to our business, financial condition or results of operations, including the factors described under “Forward-Looking Statements” and other risk factors as discussed in Item 1A of Part I of our Annual Report. Shareholders are urged to review our most recent SEC filings for a description of risk factors with respect to our business. See “Forward-Looking Statements” beginning on page 1 and “Where You Can Find More Information” beginning on page 66. The unaudited prospective financial information does not take into account any of the transactions contemplated by the Merger Agreement, including the Merger, which might cause actual results to differ materially.

For the foregoing reasons, as well as the bases and assumptions on which the unaudited prospective financial information was compiled, the inclusion of our unaudited prospective financial information in this Information Statement should not be regarded as an indication that such information will be predictive of future results or events nor construed as financial guidance, and it should not be relied on as such or for any other purpose whatsoever.

WE HAVE NOT UPDATED AND DO NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROSPECTIVE FINANCIAL INFORMATION SET FORTH ABOVE, INCLUDING, WITHOUT LIMITATION, TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE SUCH INFORMATION WAS PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, INCLUDING, WITHOUT LIMITATION, CHANGES IN GENERAL ECONOMIC, REGULATORY OR INDUSTRY CONDITIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

Financing for the Merger

Parent has advised the Company that it will use a combination of cash on hand and/or proceeds of debt financing to finance the Merger. The Merger is not contingent on the receipt of any proceeds from any debt financing.

Accounting Treatment

The Merger will be accounted for pursuant to purchase accounting in accordance with applicable accounting guidance.

United States Federal Income Tax Consequences of the Merger

The following is a general summary of the U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) who receive cash in the Merger. The discussion is for general information purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our shareholders. The discussion is based on current law which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold our stock as a capital asset (generally property held for investment). Further, this summary does not intend to address all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws, such as dealers in securities, banks, insurance companies, other financial institutions, mutual funds, real estate investment trusts, tax-exempt organizations, investors in pass-through entities, shareholders who hold our stock as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction, and shareholders who acquired our stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan. In addition, this summary does not address any tax consequences under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or any U.S. federal tax law other than the income tax law, or under any state, local or foreign tax law. If shares are held by an entity treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partner. Partnerships that own our stock and partners in such partnerships are urged to consult their own tax advisors regarding the consequences to them of the Merger.

For purposes of this summary, a “U.S. holder” is a holder of shares who is, for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•	A corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state of the United States or the District of Columbia;

•	An estate whose income is subject to U.S. federal income tax regardless of its source; or

•	A trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (b) it has a valid election in place to be treated as a domestic trust for U.S. federal income tax purposes.

This discussion does not discuss the tax consequences to any shareholder who, for U.S. federal income tax purposes, is not a U.S. holder and does not address any aspect of state, local or foreign tax laws or any U.S. federal law other than the income tax law.

The receipt of the Merger Consideration (which consists solely of cash) for our stock as a result of the Merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder who surrenders our stock for cash as a result of the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in the stock surrendered. Gain or loss will be determined separately for each block of stock (generally, shares acquired at the same cost in a single transaction) surrendered for cash in connection with the Merger. Such gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for such stock is more than one year at the time of the exchange. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

Backup withholding may apply to all cash payments to which a U.S. holder is entitled pursuant to the Merger Agreement if certain requirements are not met. In order to avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should provide a taxpayer identification number (Social Security number, in the case of individuals, or employer identification number, in the case of other U.S. holders), certify that such number is correct, and otherwise comply with the backup withholding tax rules. Each U.S. holder should complete and sign the IRS Form W-9 which will be included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. holder under the backup withholding rules will be allowed as a credit against the U.S. holder’s U.S. federal income tax liability and may entitle the U.S. holder to a refund, provided the required information is timely furnished to the Internal Revenue Service.

THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION PURPOSES ONLY AND ARE NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER SHOULD CONSULT THE SHAREHOLDER’S TAX ADVISOR REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO THE SHAREHOLDER AND THE PARTICULAR TAX EFFECTS TO THE SHAREHOLDER OF THE MERGER, INCLUDING THE APPLICATION OF STATE, LOCAL AND FOREIGN TAX LAWS OR ANY U.S. FEDERAL TAX LAW OTHER THAN THE INCOME TAX LAW.

Conversion of Shares; Procedures for Exchange of Common Stock

Shortly after the Effective Time, a paying agent will mail a letter of transmittal and instructions to shareholders of the Company who hold shares of Company Common Stock represented by stock certificates. The letter of transmittal will be accompanied by instructions, which will tell you how to surrender your stock certificates in exchange for the Merger Consideration. Shareholders should not return stock certificates before receiving the letter of transmittal.

In the event of a transfer of ownership of any shares of Company Common Stock that has not been registered in the records of our transfer agent prior to the Effective Time, the cash consideration may be paid to a person other than the registered owner if:

•	the certificate is properly endorsed or otherwise is in proper form for transfer; and

•	the person requesting such payment (a) pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate or (b) establishes to the satisfaction of Parent that the tax has been paid or is not applicable.

Holders of uncertificated shares of Company Common Stock (i.e., holders whose shares are held in book-entry form) will automatically receive the Merger Consideration as promptly as reasonably practicable after the Effective Time without any further action required on the part of those holders.

The Merger Consideration paid upon surrender of shares of Company Common Stock will be in full satisfaction of all rights relating to the shares or Company Common Stock.

Effect of the Merger on Listing and SEC Registration

Following the consummation of the Merger, our stock will no longer be publicly traded and we will cease making filings with the SEC and otherwise cease being required to comply with the rules relating to publicly held companies. We intend to and will delist from trading on NASDAQ and apply for termination of registration of the Company Common Stock under the Exchange Act as soon after the completion of the Merger as the requirements for such delisting and termination are met.

Regulatory Matters Related to the Merger

The completion of the Merger is conditioned on, among other things, at least 20 calendar days having elapsed from the date this Information Statement was first mailed to our shareholders, the expiration or termination of any waiting period under the HSR Act, receipt of approval under or expiration or termination of any waiting periods pursuant to certain foreign antitrust and competition laws of Brazil, Canada, India and Germany and the receipt of CFIUS approval.

Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be consummated until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the earlier termination of that waiting period. If the DOJ or the FTC issues a second request prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have substantially complied with the second request, unless the waiting period is terminated earlier. Each of the Company and Parent filed a notification and report form with the DOJ and FTC on May 8, 2015 and requested early termination of the waiting period, which was granted on May 27, 2015.

At any time before or after the mergers are completed, either the DOJ, the FTC or U.S. state attorneys general could take action under the antitrust laws in opposition to the mergers, including seeking to enjoin completion of the Merger, condition completion of the Mergers upon the divestiture of assets of the Company, Parent or their subsidiaries or impose restrictions on Parent’s post-merger operations.

Private parties may also seek to take legal action under the antitrust laws under some circumstances.

Under Law No. 12,529 of 2011 of Brazil and the rules and regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Conselho Administrativo de Defesa Econômica (“CADE”) following the parties’ joint filing of their merger notification. Under the Brazilian competition rules there is a maximum waiting period of up to 240 days that can be extended by 60 additional days at the initiative of the parties, or by 90 additional days if CADE considers it necessary to conclude the analysis. Once the clearance decision has been issued, the CADE’s regulations set out a 15-day waiting period to allow for appeals from third parties or requests from the CADE’s Board of Commissioners; if there are no appeals and the Commissioners remain silent, closing can occur after such 15-day period pursuant to the clearance decision. The Company and Parent filed a joint notification with the CADE in Brazil on May 11, 2015 and requested clearance of the transaction pursuant to Law No. 12,529 of 2011. On May 28, 2015, CADE published a summary of its decision approving the Merger unconditionally.

Under the Competition Act (Canada), as amended, and the rules and regulations promulgated thereunder, the Merger may not be consummated until expiration or waiver of the applicable waiting periods, or waiver of the pre-merger notification obligation, or the issuance of an advance ruling certificate, following the parties’ filing of their respective merger notifications. Following submission of the Canadian merger notification, there is an initial waiting period of 30 calendar days. The parties may close the Merger upon expiry of the initial 30-day waiting period unless, prior to the end of that period, the Commissioner of Competition appointed under the Competition Act (Canada) (the “Commissioner”) issues a “supplementary information request” to the parties for production of documents, data and/ or responses to questions. If a supplementary information request is issued, the waiting period is suspended until the parties comply, at which point the waiting period begins to run again and expires after 30 calendar days following compliance with the supplementary information request. The Commissioner may terminate or waive the waiting period (including the initial waiting period) at any time by issuing an advance ruling certificate confirming that the Commissioner would not have sufficient grounds on which to apply to the Competition Tribunal to challenge the transaction or issuing a “no-action” letter indicating that the Commissioner does not, at that time, intend to make an application to the Competition Tribunal to challenge the transaction. Conversely, the Commissioner may, before he makes an application to the Competition Tribunal to challenge the transaction, apply for an injunction to prevent closing for up to an additional 30 calendar days following expiry of the waiting period (with one possible extension of an additional 30 calendar days) to allow additional time for review or, after he makes an application to the Competition Tribunal to challenge the transaction, apply for an injunction to prevent closing for such period of time as the Competition Tribunal considers necessary and sufficient to the meet the circumstances of the case. Each of the Company and Parent filed a notification with the Canadian Competition Bureau on May 12, 2015 and requested expiration or waiver of the applicable waiting periods, or waiver of the pre-merger notification obligation, or the issuance of an advance ruling certificate, pursuant to the Competition Act (Canada), as amended.

Under the German Act against Restraints of Competition of 1957, and the rules and regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Federal Cartel Office (“FCO”) in Germany following the Parent’s filing of its merger notification. The FCO has one month from submission of the notification within which to review the Merger. The FCO is not required to wait for the one month period to lapse and may grant clearance of the transaction at any point during this “Phase I” review period. In limited circumstances, the FCO can initiate a more detailed in-depth Phase II investigation which can last up to four months after the initial notification. If the parties consent, this four month period can be extended further. If the parties offer commitments to address any competition concerns, the Phase II investigation will automatically be extended by one month. Further delays can occur due to the “stop-the-clock” mechanism if the parties do not or do not completely reply to an information request from the FCO. The Parent filed a notification with the Federal Cartel Office in Germany on May 8, 2015 and requested clearance of the transaction pursuant to the Act against Restraints of Competition of 1957, as amended. The German Federal Cartel Office issued a clearance decision on May 22, 2015.

In India, under the Competition Act, 2002 (“Competition Act”) and the regulations promulgated thereunder, the Merger may not be consummated until clearance has been received from the Competition Commission of India (“CCI”) following the Parent’s filing of the merger notification. The CCI has 30 calendar days from submission of the notification to review the Merger and form a prima facie opinion. However, minor delays may occur if the CCI issues a defect notice or seeks additional information from the parties, during which time the clock stops. If the CCI is of the view that the transaction is likely to cause an appreciable adverse effect on competition in India, it can initiate an in-depth investigation which can last up to another 180 calendar days. In total, the CCI has to pass an order within 210 calendar days and two periods — of 30 business days each — for consideration of modifications/amendments to the combination, from the date of merger notification. Upon the expiration of the 210 calendar days, and one 30 business day period for consideration of modifications/amendments to the combination, if there is no communication from the CCI, the transaction is automatically approved.

The Parent filed a notification with the CCI on May 18, 2015 and requested clearance of the transaction pursuant to the Competition Act.

The Merger is also conditioned on the approval or clearance of the Merger by CFIUS. Section 721 of the Defense Production Act, as well as related Executive Orders and regulations, authorize the President or CFIUS to review transactions which could result in control of a U.S. business by a foreign person. Under the Defense Production Act and Executive Order 13456, the Secretary of the Treasury acts through CFIUS to coordinate review of certain covered transactions that are voluntarily submitted to CFIUS or that are unilaterally reviewed by CFIUS. In general, CFIUS review of a covered transaction occurs in an initial 30-day review period that may be extended by CFIUS for an additional 45-day investigation period. At the close of its review or investigation, CFIUS may determine that there are no national security concerns with the transaction, may impose mitigation terms to resolve any national security concerns with the covered transaction, or may send a report to the President recommending that the transaction be suspended or prohibited, or providing notice to the President that CFIUS cannot agree on a recommendation relative to the covered transaction. The President has 15 days under the Defense Production Act to act on the CFIUS report. The Company and Parent filed a joint voluntary notice with CFIUS, and CFIUS has begun its initial 30-day review period.

Upon consummation of the Merger, we will also file a certificate of merger with the Secretary of the Commonwealth of Pennsylvania.

Litigation Related to the Merger

On May 5, 2015, a purported “Shareholder Class Action and Derivative Complaint” was filed in the Superior Court of New Jersey by an alleged shareholder, Suresh Rachakonda, naming IGATE, SA, NA, Merger Sub and the individual members of our board of directors. The complaint alleges that the individual defendants breached their fiduciary duties in connection with the proposed Merger and that the entity defendants aided and abetted the alleged breach of fiduciary duties. The complaint seeks, among other things, an injunction against the Merger and unspecified damages.

On May 8, 2015, legal counsel for Shiva Y. Stein, a purported shareholder in the Company, sent our board of directors a demand letter pertaining to its proposed acquisition by Parent. The alleged shareholder demands that our board of directors terminate the Merger or seek a higher price on the alleged basis that the consideration is insufficient and our board of directors’ process was deficient, and further demands that our board of directors conduct an investigation into “potential wrongdoing” by officers and directors “in the formulation of the Merger Agreement,” and further demands that our board of directors permit Ms. Stein and other shareholders to inspect various corporate records in order “to determine whether the proposed Merger is fair.”

THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. Although we believe that this description covers the material terms of the Merger Agreement, it may not contain all the information that is important to you and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is included as Annex A to this Information Statement. We urge you to carefully read the Merger Agreement in its entirety.

Explanatory Note Regarding the Merger Agreement

You should not rely upon the representations and warranties in the Merger Agreement or the description of them in this Information Statement as statements of factual information about any of the parties. These representations and warranties were made by the parties only for purposes of the Merger Agreement, were made solely to each other as of the date specified in the Merger Agreement and may be subject to modification or qualification by other public and non-public disclosures made by the parties to each other in connection with the Merger Agreement. The representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and may have been designed to allocate risk between the parties to the Merger Agreement, rather than establishing matters as fact. Some of these representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality that is different from that generally applicable to our public disclosures. The representations and warranties are reproduced and summarized in this Information Statement solely to provide information regarding the contractual terms of the Merger Agreement and not to provide you with any information about any of the parties. Information about the parties can be found in “Parties to the Merger Agreement” beginning on page 15 or in our public filings with the SEC, as described in “Where You Can Find More Information” beginning on page 66.

Effective Time of the Merger

The Merger will be consummated and become effective at the time the articles of Merger are filed with the Secretary of the Commonwealth of Pennsylvania or at such other time as agreed to by us and Parent and specified in the articles of Merger. The closing of the Merger (the “Closing”) is expected to occur on the second business day after the satisfaction or (to the extent permitted by law) waiver of the closing conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing) or such other date as the parties agree upon in writing. If the conditions to closing have not been satisfied or (to the extent permitted by law) waived on such second business day, then the Closing will take place on the first business day on which all such conditions have been satisfied or (to the extent permitted by law) waived, or such other date as the parties agree upon in writing.

The Merger

The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation. Following the Merger all of our outstanding shares will be wholly owned by Parent and the separate corporate existence of Merger Sub will cease. We sometimes refer to the company existing following the Effective Time as the surviving corporation. At the Effective Time, (i) our articles of incorporation will be amended and restated in the form attached as Exhibit B to the Merger Agreement and such articles of incorporation will be the articles of incorporation of the surviving corporation; (ii) our bylaws will be amended and restated to be in the same form as the bylaws of Merger Sub as in effect immediately prior to the Effective Time and such bylaws will be the bylaws of the surviving corporation; and (iii) the directors of Merger Sub immediately prior to the Effective Time will become the directors of the surviving corporation.

Consideration to be Received

At the Effective Time, each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock owned as treasury stock by us or owned by Parent or Merger Sub immediately prior to the Effective Time) will be converted into the right to receive $48.00 in cash, without interest.

Treatment of IGATE Equity Awards

Treatment of Vested Company Stock Options

At the Effective Time, each vested IGATE stock option (including each vested stock option held by an executive officer) and each stock option held by a non-employee director that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Vested Company Stock Option”) will be canceled, with the holder of such Vested Company Stock Option becoming entitled to receive an amount in cash, subject to any required tax withholdings, equal to the excess of the per share Merger Consideration of $48.00 minus the exercise price per share of IGATE common stock subject to such Vested Company Stock Option.

Treatment of Unvested NEO Equity Awards

At the Effective Time, each unvested IGATE stock option, restricted share and performance share held by a named executive officer that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as an “Unvested NEO Equity Award”) will be canceled and converted into the right to receive an amount in cash or in fully vested shares of Cap Gemini common stock having a fair market value equal to the sum of (i) the excess of the per share Merger Consideration of $48.00 over the exercise price per share of IGATE common stock subject to each unvested stock option, (ii) the per share Merger Consideration of $48.00 multiplied by the number of shares of IGATE common stock subject to each restricted share, and (iii) the per share Merger Consideration of $48.00 multiplied by the total number of shares of IGATE common stock that would be delivered with respect to each performance share award based on the achievement of target performance goals (collectively referred to in this Information Statement as a “NEO Converted Cash Award”). The NEO Converted Cash Award will vest and become payable, minus any required tax withholdings, with respect to one-half of the NEO Converted Cash Award as soon as practicable following the Closing Date and, subject to continued employment with Cap Gemini, the surviving corporation, or affiliates of either, one-quarter on the first anniversary of the Closing Date and one-quarter on the second anniversary of the Closing Date.

Treatment of Non-NEO Company Performance Share Awards

At the Effective Time, each IGATE performance share held by persons other than named executive officers (including any performance share held by an executive officer who is not a named executive officer) that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Non-NEO Company Performance Share Award”) will be converted into a right to receive a performance share award with respect to that number of shares of Cap Gemini common stock, determined by multiplying (i) the target number of shares of IGATE common stock subject to each Non-NEO Company Performance Share Award by (ii) a fraction, the numerator of which is the per share Merger Consideration of $48.00, and the denominator of which is the closing price for April 24, 2015 of shares of Cap Gemini common stock on Euronext Paris, expressed in U.S. dollars at the dollar to euro conversion rate published by the European Central Bank at the close of business on April 24, 2015, rounded up to the nearest whole share if the resulting number yields one-half or more of a share (such amount referred to in this Information Statement as a “Non-NEO Converted Performance Share Award”). Each Non-NEO Converted Performance Share Award will be subject to the same performance metrics, service conditions, and other terms and conditions of the applicable performance share plan of Cap Gemini then in effect and will, assuming the achievement of the applicable performance metrics, vest and be payable with respect to one-quarter of the Non-NEO Converted Performance Share Award on the first, second, third and fourth anniversaries of the Closing Date. If such a Cap Gemini performance share plan is not in effect as of the payment dates or if there is an insufficient number of shares available under such performance share plan, the Non-NEO Converted Performance Share Award will be settled in cash on the applicable payment dates but will otherwise remain subject to the service and performance vesting conditions.

Treatment of Non-NEO Company Restricted Shares

At the Effective Time, each IGATE restricted share held by persons other than named executive officers (including any restricted share held by an executive officer who is not a named executive officer) that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Non-NEO Company Restricted Share”) will be canceled and converted into the right to receive an amount in cash or in fully vested shares of Cap Gemini common stock having a fair market value equal to the cash amount, on the same terms and conditions as were applicable to such Non-NEO Company Restricted Share, equal to the product of (i) the per share Merger Consideration of $48.00 and (ii) the number of shares of IGATE common stock subject to such Non-NEO Company Restricted Share (such amount referred to in this Information Statement as a “Non-NEO Converted Restricted Share Cash Award”).

Treatment of Non-NEO Company Stock Options

At the Effective Time, each IGATE stock option held by persons other than named executive officers (including any stock option held by an executive officer who is not a named executive officer) that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Non-NEO Company Stock Option”) will be canceled and converted into the right to receive an amount in cash or in fully vested shares of Cap Gemini common stock having a fair market value equal to the cash amount, on the same terms and conditions as were applicable to such Non-NEO Company Stock Option, equal to (i) the per share Merger Consideration of $48.00 minus (ii) the exercise price of the Non-NEO Company Stock Option (such amount referred to in this Information Statement as a “Non-NEO Stock Option Converted Cash Award”).

Treatment of Company RSUs

At the Effective Time, each IGATE restricted stock unit held by a non-employee director that is outstanding immediately prior to the completion of the merger (referred to in this Information Statement as a “Company RSU”) will be canceled with the holder of such Company RSU becoming entitled to receive an amount in cash, subject to any required tax withholdings, equal to the product of (i) the per share Merger Consideration of $48.00 and (ii) the number of shares of IGATE common stock subject to such Company RSU immediately prior to the completion of the Merger.

Payment of Merger Consideration

Prior to the Effective Time, Parent will designate a bank or trust company reasonably satisfactory to us to act as paying agent (the “Paying Agent”), for the shareholders in connection with the Merger to receive in trust the funds to which shareholders will become entitled pursuant to the Merger Agreement. Immediately after the Effective Time, the Parent will, or will cause the surviving corporation to, deposit cash in the amounts necessary for the payment of the Merger Consideration to each shareholder upon surrender of certificates representing the shares held by such shareholder. All interest earned on such funds shall be paid to Parent.

As promptly as reasonably practicable after the Effective Time but in no event later than two business days after the Effective Time, Parent or the surviving corporation will use its reasonable efforts to cause the Paying Agent to mail to each shareholder of record who holds a stock certificate a letter of transmittal (which includes an IRS Form W-9 or W-8) and instructions for surrendering stock certificates in exchange for Merger Consideration. The Paying Agent will pay the Merger Consideration, without interest, only after surrender of stock certificates to the Paying Agent and receipt by the Paying Agent of a duly completed letter of transmittal and other documents as may reasonably be required by the Paying Agent.

Shareholders who hold their shares in book entry form shall not be required to deliver a certificate or a letter of transmittal to the Paying Agent to receive the Merger Consideration. Upon receipt by the Paying Agent of an “agent’s message” in customary form, such shareholders shall be entitled to receive the Merger Consideration and the shares held in book-entry form will be cancelled. Parent or the surviving corporation shall use its reasonable best efforts to cause the Paying Agent to pay such amounts as promptly as reasonably practical after the Effective Time, but in no event later than two business days after the Effective Time.

At the end of the period ending twelve months after the Effective Time, any portion of the Merger Consideration which remains unclaimed from the Paying Agent will be paid to the Parent or its designated affiliate, upon demand. Any former shareholders who have not exchanged their stock certificates for the Merger Consideration by the end of this twelve-month period will be entitled to look only to Parent or its successor-in-interest for payment of its claim for the Merger Consideration. None of the Parent, Merger Sub, us, the surviving corporation or the Paying Agent will be liable to any former shareholders for any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

If your stock certificate has been lost, stolen, defaced or destroyed, you may receive the Merger Consideration upon the making of an affidavit that your certificate has been lost, stolen, defaced or destroyed, and if required by the surviving corporation, the posting of a bond in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such certificate.

After the Effective Time, there will be no further transfers on the stock transfer books of the Company.

Please do not send your stock certificates to us or any other party at this time. You will receive instructions for surrendering your certificates with a letter of transmittal after the Effective Time.

Representations and Warranties

In the Merger Agreement, we have made certain representations and warranties to Parent and Merger Sub with respect to, among other matters:

•	our corporate organization, authority and power to conduct our business,

•	our and our subsidiaries’ capitalization,

•	our power and authority to consummate the Merger,

•	the approval of, and recommendation to the Company’s shareholders to adopt, if applicable, the Merger and the Merger Agreement by our board of directors,

•	the Company Shareholder Approval being the only required vote or written consent of the holders of shares of the Company Common Stock necessary to adopt the Merger Agreement and approve the transactions contemplated thereby,

•	absence of conflicts with our governing documents, material contracts, judgments and laws resulting from the execution and delivery by the Company of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement,

•	absence of required approvals and authorizations of or filings with or permits from government agencies in connection with the execution, delivery and performance of the Merger Agreement,

•	accuracy of SEC filings,

•	compliance of financial statements with SEC rules and GAAP and the absence of certain undisclosed liabilities,

•	compliance by the Company with internal control requirements pursuant to the Exchange Act,

•	accuracy of the information supplied by the Company in this Information Statement,

•	absence of a Company Material Adverse Effect (as defined below) since December 31, 2014 and absence of certain other changes or events.

•	filing of tax returns, payment of taxes and certain other tax matters,

•	labor and employment matters,

•	employee benefits plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended,

•	ownership of properties,

•	material contracts,

•	absence of litigation,

•	compliance with environmental and other laws,

•	ownership and use of intellectual property,

•	insurance policies,

•	lack of brokers,

•	inapplicability of certain state takeover laws,

•	absence of a shareholder rights plan,

•	receipt of a fairness opinion from BofA Merrill Lynch,

•	absence of contracts binding on the Company or its subsidiaries containing covenants limiting in any material respect the Company’s or its subsidiaries’ right to engage or compete in any line of business, and

•	major customers and major vendors.

Parent and Merger Sub have made certain representations and warranties to us with respect to, among other matters;

•	the corporate organization, authority and power to conduct business of Parent and the capitalization of Merger Sub,

•	the corporate power and authority to consummate the Merger,

•	absence of conflicts with Parent’s and Merger Sub’s governing documents, material contracts, judgments and laws resulting from the execution and delivery by Parent and Merger Sub of the Merger Agreement and the consummation of the Merger and the other transactions contemplated thereby,

•	absence of required approvals and authorizations of or filings with or permits from government agencies in connection with the execution, delivery and performance of the Merger Agreement,

•	accuracy of information supplied by Parent or Merger Sub in this Information Statement,

•	lack of brokers,

•	absence of litigation,

•	absence of ownership of Company Common Stock by Parent, Merger Sub or their affiliates,

•	absence of contracts with directors, officers, employees or Subsidiaries of the Company, and

•	the availability of the funds to consummate the Merger.

Certain of the representations and warranties in the Merger Agreement are qualified by “materiality,” “Company Material Adverse Effect” or “Parent Material Adverse Effect.” The Merger Agreement provides that Company Material Adverse Effect means any change, event, effect or occurrence that (i) has a material adverse effect on the business, assets, financial condition or results of operations of the Company and the Company’s subsidiaries, taken as a whole, or (ii) prevents or materially delays the consummation of the Merger and the other Transactions or the ability of the Company to perform its obligations under this Agreement in any material respect; provided that Company Material Adverse Effect will not include any change, event, effect or occurrence that results from:

•	general industry, economic, regulatory, legislative, political or market conditions,

•	changes in laws or to GAAP,

•	acts of war or acts of God,

•	the failure, in and of itself, of the Company to meet any internal or published financial projections or forecasts,

•	the announcement, pendency and consummation of any of the transactions contemplated by the Merger Agreement,

•	the compliance with the covenants contained in the Merger Agreement,

•	any action taken at Parent’s request or with Parent’s written consent, or not taken because of lack of consent from Parent after Parent’s receipt of written request for such consent, and

•	the identity of, or any facts or circumstances relating to, Parent, Merger Sub or their respective affiliates.

The Merger Agreement provides that Parent Material Adverse Effect means any change, effect, event or occurrence that prevents or materially delays (a) the consummation of the Merger and the other transactions contemplated by the Merger Agreement or (b) the ability of Parent to perform its obligations under the Merger Agreement in any material respect.

The representations and warranties contained in the Merger Agreement will not survive completion of the Merger (without limiting any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time), but they form the basis of specified conditions to the obligations of the parties to complete the Merger.

Conduct of Business of the Company Prior to Consummation of the Merger

The Merger Agreement provides that, from the date of the Merger Agreement until the Effective Time or, if earlier, the termination of the Merger Agreement, we (including our subsidiaries) must conduct our business in the ordinary course and use commercially reasonable efforts to (i) conduct our business in compliance with laws, (ii) preserve intact our present business organization, (iii) keep available the services of our present executive officers and employees and (iv) preserve our present relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with us.

In addition, from the date of the Merger Agreement until the Effective Time or, if earlier, the termination of the Merger Agreement, without Parent’s written consent (which consent may not be unreasonably withheld, delayed or conditioned) we will not:

•	enter into any new material line of business,

•	declare, set aside or pay certain dividends on, or make any distributions in respect of capital stock (other than dividends and distributions of cash by a direct or indirect wholly owned subsidiary of the Company to its parent (provided both are organized in the United States)),

•	split, combine, reclassify, repurchase, redeem or otherwise acquire our capital stock,

•	issue, sell or pledge or otherwise encumber any equity securities,

•	amend our articles of incorporation or bylaws,

•	acquire or agree to acquire any assets outside of the ordinary course of business, any business or any corporation, partnership of other business organization or division thereof with a purchase price in excess of $5,000,000, individually or in the aggregate, or solicit or participate in any negotiations with respect thereto,

•	enter into any joint venture, strategic partnership or other alliance involving an equity investment,

•	make any material changes to our employee benefit plans, compensation and severance practices, or employment agreements, or enter into any employment, consulting, severance or termination agreement with any current or former employee, director or executive officer, or take any action to accelerate any rights or benefits under any of our employee benefit plans or agreements,

•	make certain changes in accounting methods, principles or practices,

•	dispose of or encumber our material properties or assets,

•	incur, or materially modify the terms of, any indebtedness for borrowed money or guarantee indebtedness of another person or entity, other than, among other things, indebtedness incurred under certain specified agreements and issuances of letters of credit made under certain existing credit facilities or otherwise made in the ordinary course of business, or make any loans, advances or capital contributions to, or investments in, any other person;

•	make any unplanned capital expenditures that in the aggregate are in excess of $5,000,000,

•	settle or compromise any litigation or dispute or any pending or threatened litigation other than for money damages in the ordinary course of business in an amount not to exceed $1,000,000 per payment or $5,000,000 in the aggregate, or settle or compromise any litigation relating to the Merger,

•	make or change any material tax election, or change any material method of tax accounting, settle or compromise any material tax liabilities, or enter into any closing agreement with respect to any material tax or refund,

•	materially and adversely modify or amend certain specified contracts or enter into any contract that would have been a specified contract at the time of signing of the Merger Agreement,

•	cancel, abandon or permit to lapse our registered intellectual property rights,

•	adopt a plan to liquidate, dissolve or restructure, recapitalize or reorganize,

•	sell, lease, license or otherwise transfer or dispose of, or create or incur any material lien on our material intellectual property, except non-exclusive licenses granted to any customer, or

•	authorize, commit or agree to take any of the foregoing actions.

Parent and its representatives will also be provided reasonable access during the period prior to the Effective Time to our properties, assets, books and records, contracts, permits, documents, information, directors, officers and employees.

Regulatory Matters

Each of the parties shall use its reasonable best efforts to take all actions necessary to consummate the Merger, including

•	taking all actions or non-actions, obtaining all waivers and consents from, and making all necessary registrations, declarations and filings with any Governmental Entity with respect to the Merger Agreement or the transactions contemplated thereby,

•	defending or contesting any proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, and

•	executing and delivering any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement.

In addition, we and our Board shall take all action necessary to ensure that no takeover statute becomes applicable to the Merger Agreement or the transactions contemplated thereby and if any takeover statute or similar statute becomes applicable to the Merger Agreement or the transactions contemplated thereby, take all action necessary to ensure that the transactions may be consummated as promptly as practicable and otherwise to minimize the effect of such statute or regulation on the transactions and the Merger Agreement.

The parties also agreed to take any and all steps necessary to avoid, eliminate or resolve any impediment and obtain approvals under the HSR Act or other applicable foreign antitrust, competition or other similar laws of Brazil, Canada, India and Germany, including taking the following actions:

•	the sale, license, holding separate or other disposition of assets or businesses of Parent or the Company or any of their respective subsidiaries,

•	terminating, relinquishing, modifying, or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective subsidiaries, and

•	creating any relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective subsidiaries.

The Merger Agreement provides that we shall not be obligated to take the foregoing actions unless they are conditioned upon, or will occur subsequent to, consummation of the transactions contemplated by the Merger Agreement. The Merger Agreement provides that Parent shall not be obligated to take the foregoing actions and we may not take the foregoing actions without consent of Parent if they would, or would reasonably be expected to, have a material adverse effect on the business, results of operations, or financial condition of either (x) SA and its subsidiaries (but not including the Company and the Company’s subsidiaries) or (y) the Company and the Company Subsidiaries (in each case of (x) and (y), measured on a scale relative to the Company and the Company Subsidiaries, taken as a whole) (each, a “Burdensome Condition”).

Each of us and Parent have also agreed to take any and all steps necessary to obtain approval from CFIUS, including filing a joint voluntary notice with CFIUS and responding to any comment from CFIUS with respect to such joint voluntary notice. Notwithstanding the foregoing, we are not required to take any remedial action unless it is conditioned upon, or will occur subsequent to, the consummation of the Merger. Parent and its subsidiaries will not be required to, and we may not take without the prior written consent of Parent, any remedial action that would or would reasonably be expected to constitute a Burdensome Condition.

Written Consent

Immediately after the execution of the Merger Agreement and in lieu of calling a meeting of the Company’s shareholders, the Company agreed to submit a form of irrevocable written consent to holders of at least 50.1% of the outstanding shares of Company Common Stock to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. Such written consent, executed by Viscaria Limited, the Co-Chairmen and certain of their affiliates was delivered to Parent on April 25, 2015 following the execution of the Merger Agreement.

No Solicitation of Other Offers

We agreed to, and to cause our subsidiaries and our respective officers, directors, employees, investment bankers, attorneys, other advisors and other representatives to, immediately cease any discussions and negotiations that may be ongoing as of the date of the Merger Agreement with any person with respect to a Company Takeover Proposal (as defined in the Merger Agreement), to request the prompt return or destruction of confidential information furnished in the preceding six months for purposes of evaluating a possible Company Takeover Proposal, and to terminate access to any data rooms relating to a possible Company Takeover Proposal. From the date of the Merger Agreement until the Effective Time or, if earlier, the termination of the Merger Agreement we, our subsidiaries, and our respective directors and officers may not and we will direct our representatives not to:

•	directly or indirectly solicit, initiate or knowingly encourage the submission of any Company Takeover Proposal,

•	enter into any agreement or understanding with respect to any Company Takeover Proposal,

•	directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate the making of any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal, or

•	commit or agree to do any of the foregoing.

The Merger Agreement provides that the term “Company Takeover Proposal” means any inquiry, proposal or offer from any person or group (other than Parent and its subsidiaries) relating to (i) any direct or indirect acquisition, purchase or license in a single transaction or a series of related transactions, of (A) 20% or more (based on the fair market value thereof) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, or (B) 20% or more of the aggregate voting power of the capital stock of the Company or (ii) any tender offer, exchange offer, merger, consolidation, business combination, recapitalization, extraordinary dividend, liquidation, dissolution, binding share exchange or similar transaction involving the Company that, if consummated, would result in any person or group (or the shareholders of any person) beneficially owning, directly or indirectly, 20% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity, other than, in each case, the transactions contemplated by the Merger Agreement.

The Company agreed to notify Parent orally and in writing, as promptly as practicable and in any event with 24 hours after receipt thereof, of:

•	any Company Takeover Proposal or any request for information or inquiry, proposal or offer that the Company reasonably believes could lead to or contemplates a Company Takeover Proposal and

•	the terms and conditions of such Company Takeover Proposal or inquiry, proposal or offer (including any subsequent amendments or modifications thereto) and the identity of the person making any such Company Takeover Proposal or inquiry, proposal or offer.

Commencing upon the provision of any such notice, the Company and its representatives must keep Parent informed on a reasonably prompt basis as to the status and details of any such Company Takeover Proposal or inquiry, proposal or offer (and any subsequent amendments or modifications thereto).

Company Takeover Proposals

Notwithstanding any restrictions on the Company and its representatives, if, prior to 11:59 pm New York time on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), our board of directors receives a bona fide, unsolicited, written Company Takeover Proposal that our board of directors in good faith determines, after consultation with its outside counsel and its financial advisor, constitutes or would reasonably be expected to lead to a Superior Company Proposal, in each case that did not result from a breach by us of the restrictions set forth above, then we may furnish information to the person making such Superior Company Proposal pursuant to a customary confidentiality agreement not less restrictive to such person than the provisions of the confidentiality letter agreement between the Company and Capgemini, dated March 3, 2015; provided that any material non-public information furnished to such person has previously been provided to Parent or is provided contemporaneously to Parent. Our board of directors may only take the actions described above if it determines, in good faith, after consultation with outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement provides that the term “Superior Company Proposal” means any written, bona fide Company Takeover Proposal received after the date of the Merger Agreement that if consummated would result in a person or group (or the shareholders of any person) owning, directly or indirectly, (i) 50% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity or (ii) 50% or more (based on the fair market value thereof) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, on terms which our board of directors determines, in good faith, after consultation with outside counsel and a financial advisor, are, if consummated, more favorable from a financial point of view to the shareholders of the Company than the transactions contemplated by the Merger Agreement, taking into account all financial, legal, financing, regulatory and other aspects of such Company Takeover Proposal and of the Merger Agreement (including any changes to the terms of the Merger Agreement proposed by Parent and any fees to be paid by the Company for terminating this Agreement); provided, that a Company Takeover Proposal may only be a “Superior Company Proposal” if, at the time of our board of directors’ determination, either our board of directors has received executed commitment letters in respect of any financing required to consummate the transaction contemplated by such Company Takeover Proposal, or if no such commitment letters have been provided, our board of directors has determined in good faith that the person making such Company Takeover Proposal is reasonably capable of financing the proposed transaction without third party financing that is based upon the financial statements of the Company and the Company Subsidiaries.

Except as expressly permitted by the Merger Agreement, our board of directors may not:

•	(A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Parent or Merger Sub, the recommendation by our board of directors that the shareholders adopt the Merger Agreement (the “Company Board Recommendation”), or (B) approve or recommend, or propose publicly to approve or recommend, a Company Takeover Proposal (any action described in these clauses (A) or (B), an “Adverse Recommendation Change”), or

•	approve or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to any Company Takeover Proposal (other than a confidentiality agreement entered into in accordance with the terms of the Merger Agreement), or resolve, agree or publicly propose to take any such action.

Superior Proposals and Intervening Events

Notwithstanding the execution and delivery of the Shareholder Consent, at any time prior to 11:59 pm New York time on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), our board of directors may, under certain circumstances, withdraw or modify the Company Board Recommendation in response to an intervening event (as defined below) if our board of directors determines, in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law or terminate the Merger Agreement if our board of directors receives a Superior Company Proposal; provided that our board of directors shall not be entitled to exercise its aforementioned rights unless it has:

•	provided to Parent at least four calendar days’ prior written notice advising Parent that our board of directors intends to take such action and describing the reasons therefor,

•	during such four calendar day period, if requested by Parent, engaged in good faith negotiations with Parent to revise the Merger Agreement in such a manner that obviates the need for taking such action,

•	following the end of such four day period, considered any revisions to the Merger Agreement offered in writing by Parent and determined in good faith, after consultation with outside counsel, that failure to effect a Company Board Recommendation in respect to an intervening event or to terminate this Agreement to accept a Superior Company Proposal would be inconsistent with its fiduciary duties and, in the case of a termination of the Merger Agreement, that the Superior Company Proposal continues to constitute a Superior Company Proposal, and

•	if the material terms of such Superior Company Proposal are changed, provide Parent with three calendar days’ prior written notice and negotiate with Parent as set forth above.

For purposes of the Merger Agreement, an intervening event means, subject to certain exceptions, any material event, change, effect, development, condition or occurrence that affects or would be reasonably likely to affect the business, financial condition or continuing results of operations of the Company and the Company Subsidiaries, taken as a whole, that (1) is not known by our board of directors as of the date of the Merger Agreement or that, to the knowledge of our board of directors, was not reasonably foreseeable as of the date of the Merger Agreement and (2) does not relate to a Company Takeover Proposal.

Employee Matters

For a period of one year following the Effective Time or such shorter period as an employee remains an employee of Cap Gemini (referred to in this Information Statement as “continuing employees”), Cap Gemini will provide or will cause to provide:

•	each continuing employee with salary and incentive opportunities (excluding equity-based compensation) that are no less favorable in the aggregate than those provided to such continuing employee immediately prior to the Effective Time;

•	the continuing employees with employee benefits that are no less favorable in the aggregate than those provided to such continuing employee immediately prior to the Effective Time;

•	each continuing employee with severance benefits at a level substantially as favorable as the severance benefits that were provided under an IGATE severance plan or policy immediately prior to the Effective Time.

The continuing employees will be immediately eligible to participate, without any waiting time, in each benefit plan of Cap Gemini, the surviving corporation and their respective affiliates (referred to in this Information Statement as the “Surviving Corporation Plans”) to the same extent as other similarly situated employees of Cap Gemini, the surviving corporation and their respective affiliates.

Following the Closing Date, Cap Gemini will or will cause the surviving corporation to assume, honor and continue, until all obligations have been satisfied, all of IGATE’s employment, severance, retention, termination and change in control plans, policies, programs, agreements and arrangements maintained by IGATE or any of its subsidiaries, in each case, in effect at the Closing Date, including with respect to any payments, benefits or rights arising as a result of the Merger.

To the extent continuing employees become eligible to participate in any employee benefit plan maintained by Cap Gemini or any of its respective subsidiaries following the completion of the Merger, the continuing employees’ service with IGATE or any of its subsidiaries prior to the completion of the Merger will be treated as service with Cap Gemini or any of its respective subsidiaries for the purpose of determining eligibility to participate, level of benefits and vesting to the extent that it would not result in any duplication of benefits for the same period of service.

Further, Cap Gemini will use commercially reasonable efforts, or will cause the surviving company to use commercially reasonable efforts, to waive all limitations as to preexisting conditions, exclusions, waiting periods, and actively-at-work requirements under any welfare benefit plan maintained by Cap Gemini or its subsidiaries with respect to participation and coverage requirements applicable to such continuing employees and their eligible dependents and beneficiaries, to the extent that such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding and comparable IGATE welfare benefit plan in which the continuing employees participated immediately prior to the completion of the merger and provide continuing employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the completion of the merger in satisfying any analogous deductible or out-of-pocket maximum requirements for such year to the extent applicable under any welfare benefit plan in which they will be eligible to participate.

With respect to any continuing employees based outside of the United States, Cap Gemini’s obligations will be modified to the extent necessary to comply with any applicable law of the foreign countries and political subdivisions thereof in which such continuing employees are based.

Indemnification Provisions; Directors’ and Officers’ Insurance

Parent has agreed that all rights to indemnification now existing in favor of each person who on the date of the Merger Agreement or who had been any time prior to the date of the Merger Agreement or who becomes prior to the Effective Time, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of ours, any of our subsidiaries or any of our predecessors (each, an “Indemnified Party”), as provided in our articles of incorporation, bylaws, the organizational documents of any of our subsidiaries or any indemnification agreement between such Indemnified Party and us or any of our subsidiaries that is in effect as of the date of the Merger Agreement and that has been made available to Parent, (i) will be assumed by the surviving corporation in the Merger, without further action, (ii) will survive the Merger, (iii) will continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iv) for a period of six years following the date of the Merger Agreement, will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

In addition, Parent and the surviving corporation have agreed that, for a period of six years following the Effective Time, both will jointly and severally, indemnify and hold harmless all of the Indemnified Parties against all losses, claims, damages, liabilities, costs, expenses, judgments and fines arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Party is or was a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of ours, any of our subsidiaries or any of their respective predecessors or (ii) the Merger Agreement or any of the transactions contemplated thereby, whether in any case asserted or arising before or after the Effective Time.

We or Parent may obtain “tail” directors’ and officers’ liability insurance policies for a period of six years from the Effective Time containing terms and conditions that are in the aggregate, no less favorable than those of our directors’ and officers’ liability insurance policies in effect on the date of the Merger Agreement (“Existing D&O Policies”), provided that the aggregate cost of any such “tail” insurance policies shall not exceed 350% of the aggregate annual premium paid by us for the existing policies. Parent will maintain in effect the existing “tail” insurance policies for the period ending six years from the Effective Time. In the event such “tail” insurance policies are not obtained, then for the period beginning upon the Effective Time and ending 6 years from the Effective Time, Parent shall maintain in effect the Existing D&O Policies in respect of acts or omissions occurring at or prior to the Effective Time (including for acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the transactions contemplated thereunder). Neither Parent nor the surviving corporation will be required to pay an aggregate annual premium for such insurance policies in excess of 350% of the annual premium paid by us for the Existing D&O Policies and Parent may substitute policies of a reputable and financially sound insurance company containing terms and conditions that are individually and in the aggregate no less favorable to the indemnified parties.

If Parent, the surviving corporation, or any of their respective successors or assigns consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or a substantial portion of its properties and other assets to any individual, corporation or other entity or Parent or any of its successors or assigns dissolves the surviving corporation, then, and in each such case, Parent shall cause proper provision to be made so that the applicable successors and assigns or transferees expressly assume the obligations regarding indemnification of directors and officers.

Conditions to Completion of the Merger

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver on or prior to the date of closing of the following conditions:

•	the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the holders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting this Agreement (the “Company Shareholder Approval”) having been obtained (which has already been obtained);

•	the absence of any judgment, order, injunction or decree issued by any governmental entity of competent jurisdiction or law or other legal prohibition preventing or prohibiting the consummation of the Merger or imposing a Burdensome Condition (provided that the party seeking to assert this condition shall have complied with its obligations in respect of such judgment, order, injunction or decree under the Merger Agreement);

•	the receipt of CFIUS approval;

•	this Information Statement having been mailed to the Company’s shareholders in accordance with Section 5.01 of the Merger Agreement and Section 14C of the Exchange Act at least 20 calendar days prior to the Closing Date;

•	the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and the receipt of certain foreign antitrust approvals or expiration or termination of any waiting periods pursuant to certain foreign antitrust and competition laws; and

•	the absence of any pending proceeding commenced by a governmental entity in a United States District Court or a court in Canada seeking a judgment that challenges or seeks to enjoin the Merger under antitrust laws.

The obligations of Parent and Merger Sub to effect the Merger are subject to satisfaction or waiver at or prior to the consummation of the Merger of, among other things, the following additional conditions:

•	the accuracy of the representations and warranties of the Company with regard to the Company’s capital structure in all material respects at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date);

•	the accuracy of the Company’s representations and warranties with regard to the absence of a Company Material Adverse Effect in all respects at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date);

•	other than the representations and warranties mentioned in the bullets directly above, the accuracy of all other representations and warranties of the Company (without regard to any qualifications or exceptions contained therein as to “materiality” or “Company Material Adverse Effect”) at and as of the date of the Merger Agreement and at and as of the closing date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date), except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect;

•	the Company having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date;

•	the absence of a Company Material Adverse Effect since the date of the Merger Agreement; and

•	the expiration or termination of any waiting periods, and obtaining of approvals required to consummate the Merger, under antitrust laws and the absence of the imposition of a Burdensome Condition in connection with the parties obtaining such antitrust approval.

The obligations of the Company to effect the Merger are subject to satisfaction or waiver at or prior to the consummation of the Merger of, among other things, the following additional conditions:

•	the accuracy of the representations and warranties of Parent and Merger Sub that are qualified as to materiality (as so qualified) as of the date of the Merger Agreement and at and as of the closing date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	the accuracy of the representations and warranties of Parent and Merger Sub that are not qualified as to materiality in all material respects as of the date of the Merger Agreement and at and as of the closing date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date; and

•	each of Parent and Merger Sub having performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Closing Date.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, notwithstanding the Shareholder Approval, under certain circumstances, including, but not limited to, those described below. In the event of such a termination, then, with specified exceptions, the Merger Agreement will become void with no liability on the part of any party to the Merger Agreement except to the extent such termination results from fraud by a party or the intentional and willful material breach or failure to perform of a representation, warranty or covenant contained therein with actual knowledge that the taking of such act or failure to take such act would cause a breach of the Merger Agreement.

Mutual Consent. The Merger Agreement may be terminated by mutual written consent of Parent, Merger Sub, and us.

Either Party. The Merger Agreement may be terminated by either Parent or the Company if (a) the Merger has not been completed prior to October 26, 2015 (the “Outside Date”); provided, however, that the date will be extended to April 26, 2016 if all conditions to closing have been satisfied or waived other than those conditions relating to any applicable waiting period under the HSR Act or certain other applicable foreign antitrust, competition or other similar laws of Brazil, Canada, India and Germany or the absence of litigation pending seeking a judgment that challenges or seeks to enjoin the Merger under antitrust laws; (b) if any judgment, injunction, order, decree, statute, law, ordinance, rule, regulation or other legal prohibition having the effect of permanently preventing or prohibiting the Merger shall be in effect and shall have become final and non-appealable or (c) if the Company Shareholder Approval has not been obtained upon a vote taken thereon at the Company’s duly convened shareholders’ meeting (provided that neither Parent nor the Company may terminate pursuant to this clause if the written consent of the shareholders representing at least 50.1% of the outstanding shares of Company Common Stock has been executed and delivered to the Parent and the Company pursuant to the Merger Agreement).

Parent. Parent may terminate the Merger Agreement if (a) our board of directors withdraws or adversely modifies in a manner adverse to Parent or Merger Sub its approvals or recommendations of the Merger or the transactions contemplated by the Merger Agreement or if our board of directors approves or recommends a Company Takeover Proposal, (b) we breach or fail to perform any of our representations, warranties or covenants contained in the Merger Agreement, which breach or failure to perform (i) would give rise to failure of the conditions to the Closing relating to the accuracy of the representations and warranties of the Company (subject to certain materiality qualifiers) or compliance by the Company in all material respects with its obligations under the Merger Agreement , and (ii) cannot be or has not been cured prior to the earlier of (x) 30 calendar days after the giving of written notice to us of such breach and (y) the Outside Date (provided that Parent and Merger Sub are not then in material breach of any representation, warranty or covenant contained in the Merger Agreement), or (c) if the written consent of the shareholders representing at least 50.1% of the outstanding shares of Company Common Stock had not been delivered to Parent and the Company within one (1) hour following the time of execution of the Merger Agreement.

The Company. We may terminate the Merger Agreement if there has been a breach by Parent or Merger Sub of any representation, warranty or covenant contained in the Merger Agreement (without regard to any qualifications or exceptions contained therein as to materiality or Parent Material Adverse Effect) that had or would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect, and such breach has not been cured before the earlier of (x) the date which is thirty days after the date of delivery of such notice of breach and (y) the Outside Date. We may also terminate the Merger Agreement if, prior to 11:59 p.m., New York City time, on May 25, 2015 (subject to extension for Parent’s right to renegotiate the terms of the Merger Agreement), in order to enter into an agreement regarding an unsolicited Superior Company Proposal if the Company (i) complies with its obligations, among other things to provide Parent with the ability to revise the terms of the Merger Agreement, (ii) executes a definitive agreement with respect to such Superior Company Proposal substantially concurrently with the termination of the Merger Agreement and (iii) pays to Parent $161,280,000 (the “Company Termination Fee”) substantially concurrently with the termination of the Merger Agreement, subject to certain notice provisions and Parent’s right to renegotiate the terms of the Merger Agreement such that the Company Takeover Proposal would no longer constitute a Superior Company Proposal.

Effect of Termination

In the event of termination of the Merger Agreement by either the Company or Parent, the Merger Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or Merger Sub, on the one hand, or the Company, on the other hand (except to the extent such termination results from fraud by a party or the intentional and willful material breach or failure to perform of a representation, warranty or covenant contained therein with actual knowledge that the taking of such act or failure to take such act would cause a breach of the Merger Agreement).

Termination Fee

The Company will pay Parent the Company Termination Fee if:

•	the Merger Agreement is terminated by the Company, to enter into an agreement pursuant to a Superior Company Proposal;

•	the Merger Agreement is terminated by Parent because our board of directors withdraws or adversely modifies in a manner adverse to Parent or Merger Sub its approvals or recommendations of the Merger or the transactions contemplated by the Merger Agreement or our board of directors approves or recommends a Company Takeover Proposal; or

•	(i) at any time after the date of execution of the Merger Agreement and prior to such termination, an Company Takeover Proposal shall have been publicly proposed or announced or made known to our board of directors (whether or not conditional and whether or not withdrawn), (ii) the Merger Agreement is terminated by the Company or Parent because the Outside Date has been reached or the Company’s shareholders fail to vote for the Merger at a meeting of the Company’s shareholders or by Parent because the Company has breached its representations, warranties or covenants and failed to cure such breach or the written consent of a majority of shareholders approving the Merger was not delivered within an hour of execution of the Merger Agreement, and (iii) within twelve months of such termination, the Company shall have entered into a definitive agreement with respect to or consummates any Company Takeover Proposal.

Specific Performance

The parties agree that they are each entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement, without proof of damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The right to specific enforcement shall include the right of the Company to cause Parent and Merger Sub to cause the Merger and the other transactions contemplated by the Merger Agreement to be consummated on the terms and subject to the conditions set forth in the Merger Agreement. The parties further agree not to assert that a remedy of specific enforcement is unenforceable for any reason nor to assert that a remedy of monetary damages would provide an adequate remedy.

Governing Law

The Merger Agreement is governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

ANCILLARY AGREEMENTS

Also on April 25, 2015, in connection with the execution of the Merger Agreement, Parent and Merger Sub entered into a voting agreement (the “Voting Agreement”) with Viscaria Limited, Ashok Trivedi, Sunil Wadhwani, and the other parties thereto, who collectively beneficially own 43,990,645 shares of Company Common Stock (the “Subject Shares”), representing approximately 54% of the outstanding Company Common Stock.

The holders of the Subject Shares agreed under the terms of the Voting Agreement, at every meeting of shareholders of the Company, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company, each Shareholder shall, or shall cause the holder of record of such Shareholder’s Subject Shares on any applicable record date to, (i) appear at each such meeting or otherwise cause all of such Shareholder’s Subject Shares entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted all of such Shareholder’s Subject Shares entitled to vote at each such meeting or give written consent or cause written consent to be given for all such Subject Shares entitled to act by written consent (A) in favor of the adoption of the Merger Agreement and/or (B) against (x) any action or agreement that is in opposition to the Merger or that would reasonably be expected to impede, interfere with or prevent the Merger, including, but not limited to, any reorganization involving the Company or any subsidiary of the Company, (y) any Company Takeover Proposal and any action in furtherance of any Company Takeover Proposal and (z) any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Shareholder under the Voting Agreement.

Pursuant to the Voting Agreement, the holders of the Subject Shares agreed that they will not while the Voting Agreement remains in effect, (i) transfer or enter into any agreement to transfer any of their Subject Shares, or any right or interest therein, except for certain permitted transfers, (ii) grant a proxy or power of attorney with respect to the Subject Shares with respect to certain matters described therein, (iii) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares with respect to certain matters described therein or (iv) take or permit any other action that would in any way restrict, limit or interfere with the performance of the Shareholder’s obligations thereunder.

The Voting Agreement terminates with respect to each holder of Subject Shares on the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the consummation of the Merger, (iii) any change to the terms of the Merger without the prior written consent of such Shareholder and (iv) the mutual written consent of Parent and such Shareholder.

The Voting Agreement is attached hereto in its entirety as Annex B.

In addition, Viscaria Limited, the Co-Chairmen and certain of their affiliates each entered into indemnification agreements and related credit support agreements with Parent, which provide indemnification in the event certain tax claims are made against Parent or its affiliates, subject to the limitations specified in such agreements.

MARKET PRICE OF OUR STOCK

The Company Common Stock is listed on the NASDAQ under the trading symbol “IGTE”. The following table sets forth the range of high and low sale prices per share of Company Common Stock on the NASDAQ for the periods indicated.

Period	High	Low
2013
First quarter	$19.89	$15.92
Second quarter	$23.62	$13.98
Third quarter	$28.86	$16.45
Fourth quarter	$41.04	$22.63
2014
First quarter	$41.41	$28.58
Second quarter	$39.06	$31.22
Third quarter	$42.90	$33.81
Fourth quarter	$39.75	$28.62
2015
First quarter	$45.72	$32.23

The closing sale price of Company Common Stock on the NASDAQ on April 13, 2015, which was the last trading day before a press inquiry from a newspaper suggesting a potential transaction involving Capgemini and the Company, was $40.90, over which the Merger Consideration of $48.00 represents a 17% premium. On May 27, 2015, the last practicable trading day before the date of this Information Statement, the closing price of Company Common Stock on the NASDAQ was $47.48.

We did not pay cash dividends in 2013 or 2014 and we currently do not intend to pay cash dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company Common Stock as of April 30, 2015 for: (i) each person or entity known by us to beneficially own more than 5% of the outstanding shares of Company Common Stock; (ii) each of our current directors; (iii) each named executive officer; and (iv) all of our directors and executive officers as a group. As of April 30, 2015, there were 80,936,374 shares of Company Common Stock outstanding. Except as noted, all persons listed below have sole voting and investment power with respect to their shares of Company Common Stock, subject to community property laws where applicable. Information with respect to beneficial ownership by 5% shareholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock	Percent of Class
5% or greater shareholders:
Viscaria Limited (1)	23,384,095	28.89%
Waddell & Reed Financial, Inc. (2)	8,476,100	10.47%
Directors, Director Nominees and Named Executive Officers:
Sunil Wadhwani (3)(4)	10,247,375	12.66%
Ashok Trivedi (4)(5)	10,359,175	12.80%
Göran Lindahl (6)	54,336	*
Ashok Vemuri (7)	418,750	*
Martin G. McGuinn (8)	84,204	*
William G. Parrett (9)	10,901	*
W. Roy Dunbar (10)	29,630	*
Naomi O Seligman (11)	15,344	*
Salim Nathoo	0	*
Sujit Sircar (12)	166,828	*
Srinivas Kandula (13)	164,573	*
All current directors and executive officers as a group (11 persons) (14)	21,551,116	26.63%
*	Less than 1%

(1)	The address of Viscaria Limited is Lemesou, 77 Elia House, P.C. 2121, Nicosia, Cyprus. Information herein is based upon a Schedule 13D/A filed on April 28, 2015 filed jointly on behalf of Viscaria Limited and certain entities affiliated with it, including the following entities which are deemed to beneficially own more than 5% of Company Common Stock: (i) Apax Europe VII-A, L.P., (ii) Apax Europe VII-B, L.P., (iii) Apax Europe VII-1, L.P., (iv) Apax Europe VII GP L.P. Inc., (iv) Apax Europe VII GP Co. Limited, (vi) Apax Europe VI-A, L.P., (vii) Apax Europe VI-1, L.P., (viii) Apax Europe VI GP L.P. Inc., (ix) Apax Europe VI GP Co. Limited, (x) Apax Guernsey (Holdco) PCC Limited, (xi) Apax US Fund, (xii) Apax US VII GP, L.P. and (xii) Apax US VII GP, Ltd.
(2)	Includes 5,014,300 shares (or 6.2% of the class) beneficially owned by Ivy Investment Management Company, an investment advisory subsidiary of Waddell & Reed Financial, Inc., and 3,461,800 shares (or 4.3% of the class) beneficially owned by each of Waddell & Reed Investment Management Company, Waddell & Reed, Inc. and Waddell & Reed Financial Services, Inc. The address of Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, Overland Park, KS 66202. Information herein is based upon Schedule 13G/A filed on February 13, 2015.
(3)	Includes 1,087,624 shares held by two family partnerships, for which Mr. Wadhwani is a majority-in-interest general partner with sole investment power and no voting power over such shares. This also includes 682,126 shares held by a family foundation established by Mr. Wadhwani with shared investment power and sole voting power and 480,000 shares held by a charitable remainder unitrust.
(4)	The address of Messrs. Wadhwani and Trivedi is c/o Mastech Holdings, Inc., 1305 Cherrington Parkway, Suite 400, Moon Township, PA 15108.

(5)	Includes (i) 1,356,343 shares held by one family trust, for which Mr. Trivedi is a co-trustee with sole investment power and no voting power over such shares, (ii) 600,000 shares held by a charitable remainder unitrust, and (iii) 400,000 shares held by a family foundation.
(6)	Includes 26,000 shares that may be acquired by Mr. Lindahl pursuant to the exercise of options.
(7)	Includes 18,750 shares that may be acquired by Mr. Vemuri pursuant to the exercise of options.
(8)	Includes 25,000 shares that may be acquired by Mr. McGuinn pursuant to the exercise of options.
(9)	Includes 2,020 shares that may be acquired by Mr. Parrett pursuant to the exercise of options.
(10)	Includes 22,000 shares that may be acquired by Mr. Dunbar pursuant to the exercise of options.
(11)	Includes 2,022 shares that may be acquired by Ms. Seligman pursuant to the exercise of options.
(12)	Includes 21,686 shares that may be acquired by Mr. Sircar pursuant to the exercise of options.
(13)	Includes 20,000 shares that may be acquired by Mr. Kandula pursuant to the exercise of options.
(14)	Includes 148,478 shares of Company Common Stock underlying options that are exercisable on or before April 30, 2015 or within 60 days after such date.

SHAREHOLDERS SHARING AN ADDRESS

In order to reduce printing and postage costs, we have undertaken an effort to deliver only one Information Statement to multiple shareholders sharing an address. This delivery method, called “householding,” will not be used, however, if we receive contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Information Statement, we will deliver promptly a separate copy of the Information Statement to any shareholder who makes an oral request or sends a written request to our Corporate Secretary by e-mail to corporatesecretary@igate.com, by telephone at (908) 219-8050, by fax to (908) 947-7001 or by mail to Mr. Mukund Srinath, Senior Vice President – Legal & Corporate Secretary, IGATE Corporation, 100 Somerset Corporate Blvd, Bridgewater, NJ 08807. You may also notify us that you would like to receive separate copies of Information Statements in the future by contacting our Corporate Secretary.

If your household has received multiple copies of the Information Statement, you can request the delivery of single copies in the future by contacting our Corporate Secretary.

If you own shares of Company Common Stock through a bank, broker or other nominee and receive more than one Information Statement, contact the holder of record to eliminate duplicate mailings.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxy and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our Proxy Statements, Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Statements contained in this Information Statement, or in any document incorporated by reference in this Information Statement regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and before the date of effectiveness of the Merger:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 9, 2015;

•	Our Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014, filed with the SEC on April 29, 2015; and

•	Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015, filed with the SEC on May 6, 2015; and

•	Our Current Reports on Form 8-K filed on January 23, 2015, February 5, 2015, April 27, 2015, and April 29, 2015.

The documents incorporated by reference into this Information Statement are available from us upon request by writing to or calling our Corporate Secretary at IGATE Corporation, 100 Somerset Corporate Blvd, Bridgewater, NJ 08807, and telephone (908) 947-7001. We will provide a copy of any and all of the information that is incorporated by reference in this Information Statement (not including exhibits to the information unless those exhibits are specifically incorporated by reference into this Information Statement) to any person, without charge, upon written or oral request.

Parent and Merger Sub have supplied, and the Company has not independently verified, the information in this Information Statement relating to Parent and Merger Sub.

ANNEX A

MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

dated as of April 25, 2015,

among

CAP GEMINI S.A.,

CAPGEMINI NORTH AMERICA, INC.,

LAPORTE MERGER SUB, INC.

and

IGATE CORPORATION

i

ii

iii

AGREEMENT AND PLAN OF MERGER dated as of April 25, 2015 (this “Agreement”), among Cap Gemini S.A., a French société anonyme (“SA”), Capgemini North America, Inc., a Delaware corporation (“NA” and, together with SA, (“Parent”)), Laporte Merger Sub, Inc., a Pennsylvania corporation (“Merger Sub”) and a wholly owned subsidiary of NA, and IGATE Corporation, a Pennsylvania corporation (the “Company”).

WHEREAS the respective Boards of Directors of SA, NA and Merger Sub have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Board of Directors of the Company has, in accordance with Sections 1721 and 2538, if applicable, of the PBCL (as defined below), unanimously (i) determined that the entry into this Agreement, and the consummation of the Merger (as defined below), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Pennsylvania Business Corporation Law of 1988 (including any successor laws, rules, regulations, as amended or supplemented hereafter or any applicable law, rule, or regulations of the Pennsylvania Associations Code, as amended or supplemented hereafter, the “PBCL”), of Merger Sub with and into the Company in which the Company shall survive and become a wholly owned subsidiary of Parent (the “Merger”), and the other transactions contemplated by this Agreement (collectively, the “Transactions”) are in the best interests of the Company and (ii) approved the execution, delivery and performance of this Agreement, and the consummation of the Merger and the other Transactions, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS the respective Boards of Directors of SA, NA and Merger Sub have approved the Merger on the terms and subject to the conditions set forth in this Agreement;

WHEREAS as a condition and inducement to Parent’s willingness to enter into this Agreement, certain shareholders of the Company have simultaneously herewith entered into an agreement (the “Voting Agreement”) in connection with the Merger, providing that such shareholders have, among other things, agreed to vote the shares of Company Common Stock beneficially owned by them in favor of the adoption of this Agreement, on the terms and subject to the conditions in the Voting Agreement;

WHEREAS Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

The Merger

Section 1.01 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the PBCL, Merger Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

Section 1.02 Merger Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the second business day following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing), or at such other place, time and date as shall be agreed in writing by the parties hereto; provided that if all the conditions set forth in Article VI have not been satisfied or (to the extent permitted by Law) waived on such second business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or (to the extent permitted by Law) waived, or at such other place, time and date as shall be agreed in writing by the parties hereto. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 1.03 Effective Time. Prior to the Closing, the Company shall prepare, and on the Closing Date, the Company shall file with the Department of State of the Commonwealth of Pennsylvania, the articles of merger or other appropriate documents (in any such case, the “Articles of Merger”) executed in accordance with the provisions of the PBCL and shall make all other filings or recordings required under the PBCL to effectuate the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Department of State of the Commonwealth of Pennsylvania or at such other time as Parent and the Company shall agree and specify in the Articles of Merger (the time the Merger becomes effective being the “Effective Time”).

Section 1.04 Effects of Merger. The Merger shall have the effects set forth herein and in Section 1929 of the PBCL.

Section 1.05 Articles of Incorporation and Bylaws. (a) At the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to be in the form attached as Exhibit B and, as so amended and restated, such articles of incorporation shall be the articles of incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or permitted by applicable Law.

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(b) At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to be in the same form as the bylaws of Merger Sub as in effect immediately prior to the Effective Time and, as so amended and restated, such bylaws shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or permitted by applicable Law, except that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation.

Section 1.06 Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 1.07 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), or any shares of capital stock of Merger Sub:

(a) Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

(b) Cancelation of Treasury Stock and Parent-Owned Stock. Each share of Company Common Stock that is owned as treasury stock by the Company or owned by Parent or Merger Sub immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

(c) Conversion of Other Company Common Stock. Each issued and outstanding share of Company Common Stock (but excluding shares to be cancelled and retired in accordance with Section 1.07(b)) shall be converted into the right to receive $48.00 in cash and without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 1.08, without interest.

Section 1.08 Payment of Merger Consideration.

(a) Paying Agent. Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment of the Merger Consideration to former holders of Company Common Stock. Parent shall, or shall cause the Surviving Corporation to, deposit with the Paying Agent, immediately after the Effective Time, for the benefit of the holders of shares of Company Common Stock, cash (such cash being hereinafter referred to as the “Payment Fund”) in amounts necessary for the payment of Merger Consideration pursuant to Section 1.07(c) upon surrender of Certificates in accordance

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with Section 1.08(b) or delivery of an “agent’s message” in accordance with Section 1.08(c), it being understood that all such funds shall be invested as directed by Parent in accordance with Section 1.08(h) and that any and all interest or other amounts earned with respect to funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent.

(b) Payment Procedure. As promptly as reasonably practicable after the Effective Time (but in no event later than two business days after the Effective Time), the Surviving Corporation or Parent shall use its reasonable best efforts to cause the Paying Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”) which were converted into the right to receive the Merger Consideration pursuant to Section 1.07 (i) a letter of transmittal (which shall include an accompanying IRS Form W-9 or an applicable IRS Form W-8 and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and shall be in such form and have such other provisions (including customary provisions regarding delivery of an “agent’s message” with respect to Book-Entry Shares) as are customary and reasonably acceptable to the Company and Parent) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Paying Agent for cancelation, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash equal to the Merger Consideration that such holder has the right to receive pursuant to Section 1.07, and each Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 1.08, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of Merger Consideration into which the shares of Company Common Stock theretofore represented by such Certificate have been converted pursuant to Section 1.07. No interest shall be paid or accrue on the cash payable upon surrender of any Certificate.

(c) Treatment of Book-Entry Shares. No holder of record of Book-Entry Shares shall be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Shares. In lieu thereof, such holder of record shall upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably request), be entitled to receive, and the Surviving Corporation or Parent shall use its reasonable best efforts to cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (but in no event later than two business days after the Effective Time to each such holder of record as of the Effective Time), an amount of U.S. dollars equal to the aggregate amount of Merger Consideration to which such holder is entitled hereunder, and such Book-Entry Shares shall forthwith be canceled.

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(d) No Further Ownership Rights in Company Common Stock. The Merger Consideration paid in accordance with the terms of this Article I as a result of the conversion of any shares of Company Common Stock shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such shares of Company Common Stock not in violation of the terms of this Agreement or prior to the date of this Agreement. After the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article I.

(e) Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate.

(f) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed as of the 12-month anniversary of the Closing Date shall be delivered to Parent or its designated affiliate, upon demand, and any former holder of Company Common Stock entitled to payment of Merger Consideration who has not theretofore complied with this Article I shall thereafter look only to Parent or its successor-in-interest for payment of its claim for Merger Consideration (subject to applicable abandoned property, escheat and other similar Law).

(g) No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to the date on which the Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration in respect of such Certificate shall, to the extent permitted by applicable Law, immediately prior to such date become the property of the Surviving Corporation or its designated affiliate, free and clear of any claims or interest of any such holders or their successors, assigns or personal representative previously entitled thereto, subject to the claims of any former holder of Company Common Stock entitled to payment of Merger Consideration who has not theretofore complied with this Article II.

(h) Investment of Payment Fund. The Payment Fund shall be invested by the Paying Agent in (i) short-term direct obligations of the United States of America or (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest. Nothing contained in this Section 1.08(h) and

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no investment losses resulting from the investment of the Payment Fund shall diminish the rights of the shareholders to receive the Merger Consideration. To the extent there are losses or the Payment Fund diminishes for any reason below the level required to promptly pay the Merger Consideration pursuant to Section 1.07(c), Parent shall replace or restore the cash in the Payment Fund to ensure the prompt payment of the Merger Consideration. Any interest and other income resulting from such investments shall be the property of, and paid to, Parent or its designated affiliate.

(i) Withholding Rights. Each of the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any former holder of Company Common Stock pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code and the Treasury Regulations promulgated under the Code, or any provision of state, local or foreign Tax law; provided that Parent agrees that no non-U.S. Taxes shall be deducted and withheld from the Merger Consideration (other than any such Taxes required to be withheld in respect of compensation payable to any present or former employee of the Company or any of the Company Subsidiaries). To the extent that amounts are so deducted and withheld, and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of which such deduction and withholding was made.

ARTICLE II

Representations and Warranties of the Company

Except (a) as disclosed in the reports, schedules, forms, statements and other documents filed by the Company with, or furnished by the Company to, the Securities and Exchange Commission (the “SEC”) during the period from January 1, 2012 to the business day prior to the date hereof (provided, that if this Agreement is executed on any day other than a Sunday or a Monday, the period referenced in this clause (a) shall be from January 1, 2012 to the second business day prior to the date hereof) (excluding any disclosures contained under the captions “Risk Factors” or “Forward Looking Statements” or similarly titled captions and any other disclosures contained therein that are cautionary or forward-looking in nature) (the “Filed Company SEC Documents”) (provided, further, that this clause (a) shall not be applicable to Section 2.02, Section 2.04, Section 2.06(e), Section 2.06(g), Section 2.07, or Section 2.08(a)) or (b) as set forth in the letter, dated as of the date of this Agreement, from the Company to Parent and Merger Sub (which shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article III, and the disclosure in any section shall be deemed to qualify or apply to other sections in this Article III to the extent that it is reasonably apparent from the face of such disclosure that such disclosure also qualifies or applies to such other sections, the “Company Disclosure Letter”), the Company represents and warrants to Parent and Merger Sub as follows:

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Section 2.01 Organization, Standing and Power. Each of the Company and each of its subsidiaries (the “Company Subsidiaries”) is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction), except in the case of Company Subsidiaries where any such failure would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries (a) has full power and authority necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its business as presently conducted and (b) is duly qualified or licensed to do business in each jurisdiction where the nature of its business or its ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to have such power and authority or to be so qualified or licensed would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and complete copies of the articles of incorporation of the Company, as amended to the date of this Agreement (as so amended, the “Company Articles”), and the bylaws of the Company, as amended to the date of this Agreement (as so amended, the “Company Bylaws”) are included in the Filed Company SEC Documents. The Company has made available to Parent the organizational documents of each material Company Subsidiary, in each case as amended and in effect as of the date of this Agreement.

Section 2.02 Capital Structure. (a) The authorized capital stock of the Company consists of 700,000,000 shares of Company Common Stock, 1 share of Series A Preferred Stock, without par value (the “Series A Preferred Stock”), 480,000 shares of Series B Preferred Stock, without par value (the “Series B Preferred Stock”), and 19,519,999 shares of additional Preferred Stock, without par value (together with the Series A Preferred Stock and Series B Preferred Stock, the “Company Preferred Stock”). At the close of business on April 22, 2015 (the “Measurement Date”), (i) 81,926,476 shares of Company Common Stock were issued, of which 80,936,374 shares of Company Common Stock were outstanding and 990,102 shares of Company Common Stock were held by the Company in its treasury, (ii) no Company Common Stock was owned by any Company Subsidiary, (iii) 1,932,355 shares of Company Common Stock were subject to outstanding Company Stock Options, with a weighted average exercise price of $25.29 per share, (iv) 1,723,200 shares of Company Common Stock were issuable in respect of outstanding Company Performance Share Awards (assuming achievement of applicable performance goals at maximum), (v) 43,674 shares of Company Common Stock were issuable in respect of outstanding Company RSUs, (vi) 1,370,430 shares of Company Common Stock were issuable in respect of Company Restricted Shares, (vii) 5,345,573 additional shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plan and (viii) no shares of Company Preferred Stock were issued or outstanding. Except as set forth above, at the close of business on the Measurement Date, no shares of capital stock of the Company were issued, reserved for issuance or outstanding. From the Measurement Date to the date of this Agreement, there have been no issuances by the Company of shares of capital stock of the Company or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock of the Company or other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock, other than the issuance of Company Common Stock upon the exercise of Company Stock Options or the settlement of Company Performance Share Awards Company RSUs or Company Restricted Shares.

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(b) All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

(c) As of the date of this Agreement, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote (“Voting Company Debt”).

(d) Except as set forth above, as of the date of this Agreement, there are no options, warrants, convertible or exchangeable securities, stock-based performance units or other rights or Contracts to which the Company is a party or by which the Company is bound (i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, the Company or any Voting Company Debt, (ii) obligating the Company to issue, grant or enter into any such option, warrant, security, unit, right or Contract or (iii) that give any person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock. As of the date of this Agreement, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock of the Company, except for (A) acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay the exercise price of Company Stock Options, (B) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to Company Stock Options, Company Restricted Shares, Company Performance Share Awards or Company RSUs and (C) the acquisition by the Company of Company Stock Options, Company Restricted Shares and Company Performance Share Awards and Company RSUs in connection with the forfeiture of such awards.

(e) All Company Stock Options, Company Restricted Shares, Company Performance Share Awards and Company RSUs are evidenced by written award agreements, in each case substantially in the forms that have been made available to Parent, except that such agreements differ from such forms with respect to the number of Company Stock Options, Company Restricted Shares, Company Performance Share Awards, Company RSUs or shares of Company Common Stock covered thereby, the exercise price (if applicable), vesting schedule and expiration date applicable thereto and other similar terms.

Section 2.03 Company Subsidiaries; Equity Interests. (a) Section 2.03(a) of the Company Disclosure Letter lists, as of the date of this Agreement, each material Company Subsidiary and its jurisdiction of organization. All the outstanding shares of capital stock of each Company Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and not subject to preemptive rights, and are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all pledges, liens, charges, mortgages, encumbrances, adverse claims and interests, or security interests of any kind or nature whatsoever (collectively, “Liens”), other than Permitted Liens. As of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, stock-based performance units or Contracts to

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which any Company Subsidiary is a party or by which any Company Subsidiary is bound obligating any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, any Company Subsidiary.

(b) Except for its interests in the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person.

Section 2.04 Authority; Execution and Delivery; Enforceability. (a) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions, subject, in the case of the Merger, to receipt of the Company Shareholder Approval, if required by applicable Law. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Merger and the other Transactions to which it is a party, subject, in the case of the Merger, to receipt of the Company Shareholder Approval, if required by applicable Law. The Company has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity (the “Bankruptcy and Equity Exception”)).

(b) The Board of Directors of the Company (the “Company Board”), at a meeting duly called and held at which all directors of the Company were present duly and unanimously adopted, in accordance with Sections 1721 and 2538, if applicable, of the PBCL, resolutions (i) approving and declaring advisable this Agreement, the Merger and the other Transactions, (ii) determining that the Merger and the other Transactions are in the best interests of the Company, (iii) proposing the Merger in accordance with Section 1922 of the PBCL by adopting a resolution approving this Agreement as a plan of merger for the purposes of Section 1922 of the PBCL and (iv) recommending that the Company’s shareholders adopt this Agreement if the Company Shareholder Approval is required by applicable Law (the recommendation set forth in subclause (iv) of this Section 2.04(b), the “Company Board Recommendation”), which resolutions, as of the date of this Agreement, have not been rescinded, modified or withdrawn in any way.

(c) Assuming the representations and warranties set forth in Section 3.08 are true and correct, (i) the only affirmative vote or written consent of holders of any class or series of capital stock of the Company necessary to consummate the Merger is, if required by applicable Law, the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Company Common Stock entitled to vote thereon, or written consent of the majority of holders who would have been entitled to cast the minimum number of votes that would be

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necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, in favor of adopting this Agreement (the “Company Shareholder Approval”) and (ii) the affirmative vote or written consent of the holders of any class or series of capital stock of the Company is not necessary to consummate any Transaction other than the Merger. The delivery of the Shareholder Consent will constitute Company Shareholder Approval.

Section 2.05 No Conflicts; Consents. (a) The execution and delivery by the Company of this Agreement do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation (including any right of repurchase or obligation to make an offer to purchase) or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Articles, the Company Bylaws or the comparable organizational documents of any Company Subsidiary, (ii) any material contract, lease, license, indenture, note, bond, agreement, concession, franchise or other binding instrument (a “Contract”) to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 2.05(b), any judgment, order, injunction or decree (“Judgment”) or statute, law, ordinance, rule or regulation (“Law”) applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (it being agreed that for purposes of this Section 2.05(a), clause (G) of the definition of the term “Company Material Adverse Effect”, shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).

(b) No consent, approval, license, permit, order or authorization (“Consent”) of, or registration, declaration or filing with, or permit from, any national, federal, state, provincial, local or other government, domestic or foreign, or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”), is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) the applicable requirements of antitrust, competition or other similar Laws of jurisdictions other than the United States (collectively, “Foreign Antitrust Laws”), (iii) the applicable requirements of the Securities Act of 1933, as amended (including all rules and regulations promulgated thereunder, the “Securities Act”), and the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), including the filing of the Information Statement or Proxy Statement, if applicable, and applicable state securities, takeover and “blue sky” laws, as may be required in connection with this Agreement, the Voting Agreement, the Merger and the other

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Transactions, (iv) the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (v) such filings as may be required under the rules and regulations of the NASDAQ Global Select Market (the “Nasdaq”) and (vi) such other items (A) required solely by reason of the participation of Parent (as opposed to any third Person) in the Transactions or (B) that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (it being agreed that for purposes of this Section 2.05(a), clause (G) of the definition of the term “Company Material Adverse Effect”, shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur).

Section 2.06 SEC Documents; Undisclosed Liabilities. (a) The Company has filed or furnished all material reports, schedules, forms, statements and other documents required to be filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act by the Company with the SEC since January 1, 2012 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, as such statements and reports may have been amended since the date of their filing, the “Company SEC Documents”).

(b) As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), each Company SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document, and except to the extent amended or superseded by a subsequent filing with the SEC prior to the date of this Agreement, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (provided that the Company makes no representation or warranty with respect to information furnished in writing by Parent or Merger Sub specifically for inclusion or use in any such document).

(c) The audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the Company SEC Documents when filed (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in all material respects in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied in all material respects on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited quarterly statements, to normal year-end adjustments).

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(d) Except as reflected or reserved against in the consolidated balance sheet of the Company, as of December 31, 2014, or the notes thereto, included in the Company SEC Documents (such balance sheet and the notes thereto, the “Company Balance Sheet”), the Company and the Company Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than (i) liabilities or obligations incurred in the ordinary course of business since the date of the Company Balance Sheet, (ii) liabilities or obligations not required to be disclosed in a consolidated balance sheet of the Company or in the notes thereto prepared in accordance with GAAP and the rules and regulations of the SEC applicable thereto, (iii) liabilities or obligations incurred in connection with the Transactions and (iv) liabilities or obligations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(e) The Company has established and maintained disclosure controls and procedures and a system of internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act), as required by Rule 13a-15 under the Exchange Act. From the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 to the date of this Agreement, the Company’s auditors and the Company Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(f) There are no outstanding loans or other extensions of credit made by the Company or any Company Subsidiary to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. The Company has not, since the enactment of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(g) Since January 1, 2012, (i) the Company has, to its knowledge, complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq and (ii) each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) have made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq, and the statements contained in any such certifications are complete and correct.

(h) Since January 1, 2012, there has been no transaction, or series of similar transactions, agreements, arrangements or understandings, nor is there any proposed transaction as of the date of this Agreement, or series of similar transactions, agreements, arrangements or understandings to which the Company or any Company Subsidiary was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

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Section 2.07 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Information Statement or Proxy Statement, as applicable, will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s shareholders, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading (provided, that the Company makes no representation or warranty with respect to information furnished in writing by Parent or Merger Sub specifically for inclusion or use in any such Company SEC Document). The Information Statement or Proxy Statement, as applicable, will comply as to form in all material respects with the requirements of the Exchange Act, except that no representation or warranty is made by the Company with respect to statements included or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein.

Section 2.08 Absence of Certain Changes or Events. (a) Since the date of the Company Balance Sheet, there has not been any Company Material Adverse Effect.

(b) From the date of the Company Balance Sheet to the date of this Agreement, each of the Company and the Company Subsidiaries has, in all material respects, conducted and operated its business in the ordinary course of business consistent with past practice, and none of the Company or the Company Subsidiaries has taken or failed to take any action that, had such action been taken or failed to have been taken after the date hereof, would have required Parent’s consent under Sections 4.01(b), 4.01(c), 4.01(e), 4.01(g), 4.01(h), 4.01(i) and 4.01(l), except in each case for the execution and delivery of this Agreement.

Section 2.09 Taxes. (a) Each of the Company and each Company Subsidiary has (i) timely filed, or caused to be timely filed, taking into account any extensions of time within which to file, all material Tax Returns required to have been filed and such Tax Returns are true, accurate and complete in all material respects, and (ii) paid, or caused to be paid, all material Taxes (whether or not shown to be due on such Tax Returns) required to have been paid by it, other than Taxes that are not yet due and payable or that are being contested in good faith in appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP.

(b) Each of the Company and each Company Subsidiary has properly withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any shareholder, employee, creditor, independent contractor or other third party.

(c) Neither the Company nor any Company Subsidiary has received written notice of any audit, examination, investigation or other proceeding from any taxing authority for a material amount of unpaid Taxes asserted against the Company or Company Subsidiary, which have not been fully paid or settled. With respect to any tax years open for audit as of the date hereof, neither the Company nor any Company Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any material Tax.

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(d) Neither the Company nor any Company Subsidiary is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement (other than such agreements or arrangements (i) exclusively between or among the Company and one or more wholly owned Company Subsidiaries or (ii) with third parties made in the ordinary course of business, the primary subject matter of which is not Tax).

(e) Neither the Company nor any Company Subsidiary has any liability for Taxes of any Person (other than the Company or any Company Subsidiary) arising from the application of Treasury Regulation Section 1.1502-6 or any analogous provision of state, local or foreign Law, or as a transferee or successor, by Contract or otherwise.

(f) Within the past two (2) years, neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”) in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.

(g) Neither the Company nor any Company Subsidiary has been a party to a transaction that constitutes a “listed transaction” as defined in Section 6011 of the Code and applicable Treasury Regulations thereunder (or a similar provision of state Law).

(h) For purposes of this Agreement:

(i) “Tax Return” means all Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes required to be filed with any taxing authority.

(ii) “Taxes” means all taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges in the nature of tax imposed by a Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts.

Section 2.10 Labor Relations. There are no labor agreements, collective bargaining agreements, work rules or any other labor-related agreements or arrangements (collectively, “Collective Bargaining Agreements”) to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound, other than the sectoral Collective Bargaining Agreements imposed by Law set forth on Section 2.10 of the Company Disclosure Letter. None of the employees of the Company or any Company Subsidiary is represented by any labor union, labor organization or works council (other than any sectoral Collective Bargaining Agreements imposed by Law) with respect to his employment by the Company or any such Company Subsidiary. Since January 1, 2012, neither the Company nor any of the Company Subsidiaries has experienced any actual or, to the knowledge of the Company, threatened material arbitrations, grievances, labor disputes, strikes, work stoppages, slowdowns, lockouts or union organization attempts concerning any employees of the Company or a Company Subsidiary. There is no material unfair labor practice Proceeding or other

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Proceeding involving any current or former employee of the Company or any Company Subsidiary or relating to labor matters that is existing, pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, except as is not, and would not reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole. The Company is not and has not since January 1, 2012, been: (i) a “contractor” or “subcontractor” (as defined by Executive Order 11246), (ii) required by Law to comply with Executive Order 11246 or (iii) required by Law to maintain an affirmative action plan. To the knowledge of the Company, no current employee of the Company or Company Subsidiary at the level of senior vice president or above intends to terminate his or her employment. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach or other violation of any Collective Bargaining Agreement, employment agreement, consulting agreement or any other labor-related agreement to which the Company or any Company Subsidiary is a party, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

Section 2.11 Employee Benefits. (a) Section 2.11(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each material Company Benefit Plan and material Company Benefit Agreement.

(b) With respect to each material Company Benefit Plan and material Company Benefit Agreement, the Company has made available to Parent true and complete copies of (i) such Company Benefit Plan or Company Benefit Agreement, including any amendment thereto (or, in either case, with respect to any unwritten material Company Benefit Plan or material Company Benefit Agreement, a written description thereof), (ii) each trust, insurance, annuity or other funding Contract or vehicle related thereto, (iii) the most recent annual report on Form 5500 required to be filed with the Internal Revenue Service with respect thereto (if any), and (iv) the most recent Summary Plan description for each such Company Benefit Plan for which such Summary Plan description is required by applicable Law.

(c) Each Company Benefit Plan and Company Benefit Agreement has been operated and administered in accordance with its terms and is in compliance with all applicable Laws (including applicable foreign Laws), including applicable provisions of ERISA and the Code, other than failures that would not reasonably be expected to result in a material liability to the Company or any Company Subsidiary.

(d) Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code (or qualified or registered under any comparable provision under applicable foreign Law) has received a favorable determination letter or opinion letter as to such qualification or registration from the Internal Revenue Service (or any comparable Governmental Entity), and there are no existing circumstances or any events that have occurred, either by reason of any action or failure to act, that would reasonably be expected to cause the loss of any such qualification, registration or tax-exempt status, except where such loss of qualification, registration or tax-exempt status would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

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(e) None of the Company, any of the Company Subsidiaries or any Commonly Controlled Entity has sponsored, maintained, contributed to or been required to maintain or contribute to, or has any actual or contingent liability under, any “pension plan” (as defined in Section 3(2) of ERISA) that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code, including any “single employer plan”, any “multi-employer plan” (each as defined in Section 4001 of ERISA), or a “multiple employer plan” as defined in Section 413(c) of the Code or is otherwise a defined benefit plan.

(f) Neither the Company nor any Company Subsidiary has any material liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or any Company Subsidiary other than for continuation coverage required under Section 4980B(f) of the Code or any state or foreign Laws.

(g) None of the execution and delivery of this Agreement, the obtaining of the Company Shareholder Approval, if required by applicable Law, or the consummation of the Merger or any other Transaction (alone or in conjunction with any other event, including any termination of employment on or following the Effective Time) will (i) entitle any current or former director, officer or employee of the Company or any Company Subsidiary to any compensation or benefit, (ii) accelerate the time of payment or vesting, or increase or trigger any payment or funding, of any compensation or benefit or trigger any other material obligation under any Company Benefit Plan or Company Benefit Agreement, (iii) result in any violation of, or default under, or limit the Company’s right to amend, modify or terminate, any Company Benefit Plan or Company Benefit Agreement or (iv) or result in payment or provision of any amount (whether in cash or property or the vesting of property) to any current or former director, officer, employee or consultant of the Company or any of the Company Subsidiaries under any Company Benefit Plan or Company Benefit Agreement that would not be deductible by reason of Section 280G of the Code or would be subject to an excise Tax under Section 4999 of the Code. Neither the Company nor any of the Company Subsidiaries has any indemnity obligation on or after the Effective Time for any Taxes imposed under Section 4999 or 409A of the Code.

(h) To the knowledge of the Company, there are no pending claims against the Company or any Company Subsidiary with respect to any Company Benefit Plan or Company Benefit Arrangement, by or on behalf of any current or former employee or beneficiary covered under such Company Benefit Plan or Company Benefit Arrangement (other than routine claims for benefits) that could reasonably be expected to result in a material liability to the Company or any Company Subsidiary.

(i) Except as would not reasonably be expected to result in a material liability to the Company or any Company Subsidiary, each Company Benefit Plan and Company Benefit Agreement that is a “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(1) of the Code) that is not exempt from Section 409A of the Code has (A) been maintained and operated since January 1, 2005, in good faith compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder so as to avoid any Tax, penalty or interest under Section 409A and, as to any such plan in existence prior to January 1, 2005, has not been “materially modified” (within the meaning of IRS Notice 2005-1) at any time after October 3, 2004, and (B) since January 1, 2009, has been in documentary and operational compliance with Section 409A of the Code an all applicable IRS guidance promulgated thereunder.

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(j) For purposes of this Agreement:

(i) “Commonly Controlled Entity” means any Person that, together with the Company, is treated as a single employer under Section 414 of the Code or within the meaning of Section 4001(b) of ERISA.

(ii) “Company Benefit Agreement” means each employment, consulting, indemnification, severance or termination agreement or arrangement between the Company or any Company Subsidiary, on the one hand, and any current or former employee, officer or director of the Company or any Company Subsidiary, on the other hand (but excluding any Company Benefit Plans), other than any agreement or arrangement mandated by applicable Law.

(iii) “Company Benefit Plan” means each “employee welfare benefit plan” within the meaning of Section 3(1) of ERISA, employee pension benefit plan within the meaning of Section 3(2) of ERISA, bonus, pension, profit sharing, retirement, deferred compensation, incentive compensation, equity-based compensation, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefits plan, policy, program, arrangement or understanding, in each case sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Company or any Company Subsidiary, in each case for the benefit of any current or former director, officer or employee of the Company or any Company Subsidiary, other than (A) any “multiemployer plan” (within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or (B) any plan, policy, program, arrangement or understanding mandated by applicable Law.

Section 2.12 Title to Properties. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and the Company Subsidiaries have good and marketable title to, or valid leasehold interests in, all their respective properties and assets reflected in the Company Balance Sheet (other than properties or assets that have been sold or disposed of, or for which a valid leasehold interest has expired and not been renewed, in the ordinary course of business), free and clear of all Liens, except (i) statutory Liens for Taxes that are not yet due and payable or Liens for Taxes that are being contested in good faith in appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP, (ii) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, (iii) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, (iv) zoning, building and other

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similar codes and regulations, (v) any conditions that would be disclosed by a current, accurate survey or physical inspection and (vi) Liens (other than Liens securing indebtedness for borrowed money), defects or irregularities in title, easements, rights-of-way, covenants, restrictions, non-exclusive licenses granted in the ordinary course of business and other similar matters that would not reasonably be expected to, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate as presently conducted in the business of the Company and the Company Subsidiaries (collectively, “Permitted Liens”). Except as would not reasonably be expected to, individually or in the aggregate, have Company Material Adverse Effect, (a) the Company and the Company Subsidiaries have complied with the terms of all leases to which they are parties and under which they are in occupancy (other than leases that expired and were not renewed in the ordinary course of business) that are material to the business of the Company and the Company Subsidiaries, taken as a whole, including the lease for the Company’s corporate headquarters in Bridgewater, New Jersey, all such leases are in full force and effect, and (b) to the knowledge of the Company, no material default exists under any such material lease. Section 2.12 of the Company Disclosure Letter sets forth a true, complete and correct list of each material real property owned or leased by the Company and the Company Subsidiaries, including the owner, location, principal use, and square footage thereof.

Section 2.13 Contracts. (a) Except for this Agreement and for the Contracts disclosed in the Filed Company SEC Documents, Section 2.13(a) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement, and the Company has made available to Parent true and complete copies, of:

(i) each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) each Contract to which the Company or any Company Subsidiary is a party that (A) restricts the ability of the Company or any Company Subsidiary to compete in any business or with any Person in any geographical area, (B) requires the Company or any Company Subsidiary to conduct any business on a “most favored nations” basis with any third party, or (C) provides for “exclusivity” or any similar requirement in favor of any third party;

(iii) each Contract under which the Company or any Company Subsidiary licenses or sublicenses or otherwise grants or receives rights with respect to Intellectual Property from or to any third party (other than generally commercially available, off-the-shelf software programs), including license agreements, coexistence agreements, non-assertion agreements, option agreements and escrow agreements with respect to Intellectual Property, except for non-exclusive licenses from third parties or to customers in the ordinary course of business;

(iv) each Contract to which the Company or any Company Subsidiary is a party that provides for annual payments or receipts in excess of $5,000,000;

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(v) each Contract to which the Company or any Company Subsidiary is a party relating to indebtedness for borrowed money, pursuant to which a Lien (other than a Permitted Lien) is granted and outstanding or any financial guaranty, in each case with respect to a principal amount in excess of $5,000,000;

(vi) each Contract that provides for the acquisition or disposition of any assets (other than acquisitions or dispositions of assets in the ordinary course of business), businesses (whether by merger, sale of stock, sale of assets or otherwise) or capital stock or other equity interests of a third party that (A) has not yet been consummated or (B) has outstanding any material purchase price adjustment, “earn-out”, indemnification, payment or similar obligations on the part of the Company or any Company Subsidiary;

(vii) each Contract pursuant to which the Company or any Company Subsidiary has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations (other than indemnification or performance guarantee obligations provided for in the ordinary course of business consistent with past practice), in each case that could result in payments in excess of $1,000,000;

(viii) any Contract that obligates the Company or any Company Subsidiary to make any capital commitment, loan or expenditure in an amount in excess of $5,000,000;

(ix) any Government Contract;

(x) each Contract, other than with respect to any partnership that is wholly owned by the Company or any wholly owned Company Subsidiary, that relates to the formation, creation, operation, management or control of any legal partnership or any joint venture entity pursuant to which the Company has an obligation (contingent or otherwise) to make a material investment in or material extension of credit to any Person; and

(xi) each Contract with or binding upon the Company or any of the Company Subsidiaries or any of their respective properties or assets that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Each such Contract described in clauses (i) through (xii) above is referred to herein as a “Specified Contract”.

(b) As of the date of this Agreement, each of the Specified Contracts is valid, binding and enforceable (except as such enforceability may be limited by the Bankruptcy and Equity Exception) on the Company or a Company Subsidiary, as the case may be, and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid, binding or enforceable or to be in full force and effect as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. As of the date of this Agreement, there is no default under any Specified Contract by the Company or any Company Subsidiary or, to the knowledge of the Company, any other party

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thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any Company Subsidiary or, to the knowledge of the Company, any other party thereto, in each case except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received in the twelve months immediately preceding the date of this Agreement a notice from any other party under any Specified Contract of an intent to terminate, cancel or fail to renew such Specified Contract, in each case except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

Section 2.14 Litigation. There is no claim, charge, complaint, suit, action, investigation (to the knowledge of the Company), grievance, arbitration or proceeding (each, a “Proceeding”) pending or, to the knowledge of the Company threatened against the Company or any Company Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, nor is there any Judgment outstanding against the Company or any Company Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Since January 1, 2012, neither the Company nor any Company Subsidiary has received any notice alleging any non-compliance or violations of Law from, or any notice of any actual or pending investigations by, any Governmental Entity, that is or would reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary is subject to any outstanding Legal Restraint (whether temporary, pending or permanent) that is or would reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole.

Section 2.15 Compliance with Laws. (a) Each of the Company and the Company Subsidiaries is and, since January 1, 2012, has been in compliance with all Laws applicable to its business or operations, including applicable Laws regarding personally identifiable information, data privacy and consumer privacy and employment and United States immigration, except as is not, and would not reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole. Each of the Company and the Company Subsidiaries has in effect all approvals, authorizations, certificates, registrations, licenses, exemptions, permits and Consents of Governmental Entities (collectively, “Authorizations”) necessary for it to conduct its business as presently conducted, and all such Authorizations are in full force and effect, except for such Authorizations the absence of which, or the failure of which to be in full force and effect, would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. This Section 2.15 does not relate to environmental matters, which are the subject of Section 2.16, employee benefit matters, which are the subject of Section 2.11, or Taxes, which are the subject of Section 2.09.

(b) Except would not reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole: (i) none of the Company or the Company Subsidiaries have, since January 1, 2010, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Act of 1986, as amended, any applicable Law enacted in connection with, or arising

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under, the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Officials in International Business Transactions, the Prevention of Corruption Act, 1988 (of India) and Prevention of Money Laundering Act, 2002 (of India), and any other applicable Law that relates to bribery or corruption and (ii) the Company and the Company Subsidiaries make and keep books, records, and accounts that fairly reflect transactions and the distribution of the Company’s and the Company Subsidiaries’ assets, and to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are taken in accordance with management’s directives and are properly recorded.

(c) Each of the Company and the Company Subsidiaries is and, since January 1, 2014, has been in material compliance with the provisions of the Companies Act, 1956 (of India), the Foreign Exchange Management Act 1999 (of India), the Customs Act, 1962 (of India), the Foreign Trade Policy (of India) and the Software Technology Parks of India Scheme. Each of the Company and the Company Subsidiaries maintains all material approvals and statutory records as may be required under the Companies Act, 1956 (of India), the Foreign Exchange Management Act, 1999 (of India), the Customs Act, 1962 (of India), the Foreign Trade Policy (of India) and the Software Technology Parks of India Scheme.

Section 2.16 Environmental Matters. (a) Except for matters that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) each of the Company and the Company Subsidiaries is and, since January 1, 2012, has been in compliance with all Environmental Laws, (ii) each of the Company and the Company Subsidiaries possesses and is in compliance with all Authorizations required under Environmental Laws for it to conduct its business as presently conducted and (iii) since January 1, 2012, none of the Company or the Company Subsidiaries has received any written notice, demand, request for information, citation, summons or complaint with respect to the Company or the Company Subsidiaries (or any of their respective predecessors) that relates to or arises out of any Environmental Law.

(b) For purposes of this Agreement, “Environmental Law” means any Law or Judgment promulgated by any Governmental Entity with respect to the environment, natural resources, endangered or threatened species, human health or safety (as such related to pollutants, chemicals or any hazardous or toxic substances or waste) or any pollutant, contaminant, chemical or toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material.

Section 2.17 Intellectual Property. (a) As of the date of this Agreement, to the knowledge of the Company, the Company and the Company Subsidiaries own, license, sublicense or otherwise possess legally enforceable rights to use all Intellectual Property necessary to conduct the business of the Company and the Company Subsidiaries as presently conducted, except for any such rights to Intellectual Property the absence of which would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(b) Section 2.17(b) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of all Company Registered Intellectual Property.

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(c) The conduct of the business of the Company and the Company Subsidiaries as presently conducted, does not infringe, violate or constitute a misappropriation of any valid Intellectual Property rights of any third party, except for such infringements, violations and misappropriations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of the Company Subsidiaries has received any written claim or notice from any Person from January 1, 2012 to the date of this Agreement alleging any such infringement, violation or misappropriation, except for any such alleged infringement, violation or misappropriation that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(d) As of the date of this Agreement, to the knowledge of the Company, all of the Company Registered Intellectual Property is subsisting, in use and valid, and has not been held invalid or unenforceable by a court of competent jurisdiction.

(e) Each of the Company and the Company Subsidiaries has taken commercially reasonable steps to protect and maintain the confidentiality of the information of the Company and the Company Subsidiaries that is of a nature that the Company intends to keep confidential.

(f) As of the date of this Agreement, to the knowledge of the Company, no third party is infringing, violating or misappropriating any of the Company Registered Intellectual Property, except for infringements, violations or misappropriations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(g) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) no third party software subject to an “open source” or similar license has been distributed, licensed or used by the Company or the Company Subsidiaries in a manner that requires the licensing or provision of Company Source Code to third parties; (ii) no rights have been granted in the ordinary course of business to any Person other than the Company or the Company Subsidiaries to access or possess any Company Source Code, other than any such rights granted to (x) customers with respect to source code included in customer deliverables or services, and (y) service providers in connection with services provided to the Company or the Company Subsidiaries, in each case subject to confidentiality obligations with respect to such access or possession.

(h) Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries have implemented (x) commercially reasonable measures to protect the integrity and security of their information technology systems used in connection with the operations of the Company’s and the Company Subsidiaries’ businesses from viruses, worms, Trojan horses, malicious or unauthorized code, “time bombs”, disabling programs, or similar programs that permit unauthorized access or the unauthorized disruption, impairment, disablement or erasure of data or software and from unauthorized access and (y) commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures and (ii) to the knowledge of the Company, there have been no material security breaches in the information technology systems used by or on behalf of the Company and the Company Subsidiaries.

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(i) The Company and each of the Company Subsidiaries own, lease or license, or have services provided to them using, all computer systems that are necessary for the operations of their business as presently conducted. Since January 1, 2012, there has been no failure or other substandard performance of any computer systems that has caused any disruption to the business of Company or any Company Subsidiary, other than such disruption as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(j) The Company is in compliance with applicable Law, as well as its own policies, relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company, and as of the date hereof no claims are pending or threatened against the Company alleging a violation of any Person’s privacy or personal information, except as would not reasonably be expected to be, individually or in the aggregate, material and adverse to the Company and the Company Subsidiaries, taken as a whole.

(k) For purposes of this Agreement:

(i) “Company Registered Intellectual Property” means all applications for and registrations of any patents (including divisions, continuations, continuations-in-part and renewals), trademarks, service marks, trade names, utility models, domain names, copyrights and designs, in each case owned by or registered to the Company or any of the Company Subsidiaries and which is material to the business of the Company and the Company Subsidiaries, taken as a whole.

(ii) “Company Source Code” means source code to any material software owned or developed by or on behalf of the Company or the Company Subsidiaries.

(iii) “Intellectual Property” means all intellectual property rights of any kind or nature throughout the world, including all (A) patents, trademarks, service marks, trade names, domain names, utility models, copyrights and designs, (B) applications for and registrations of such patents, trademarks, service marks, trade names, domain names, utility models, copyrights and designs, (C) trade secrets, processes, formulae, methods, schematics, technology, know-how, computer software programs and applications (whether in source code, object code or other form), algorithms, data and databases and (D) other tangible or intangible proprietary or confidential information and materials.

Section 2.18 Insurance. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) all insurance policies of the Company and the Company Subsidiaries are in full force and effect and were in full force and effect during the periods of time such insurance policies purport to have been in effect, (ii) neither the Company nor any of the Company Subsidiaries is in breach or default under any such insurance policy (including any such breach or default with respect to the payment of premiums or the giving of notice), (iii) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals and (iv) there is no material claim by the Company or any of the Company Subsidiaries pending as of the date of this Agreement under any such insurance policy that has been denied or disputed by the insurer.

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Section 2.19 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger, and the other Transactions based upon arrangements made by or on behalf of the Company or any of its affiliates.

Section 2.20 Takeover Statutes; No Rights Agreement. Pursuant to the Company Articles, the Company has duly and properly opted out of each of Subchapters E, F, G and H of Chapter 25 of the PBCL such that those Subchapters shall not apply to the Company. No other Takeover Statute, assuming the accuracy of the representations in Section 3.08, is applicable to this Agreement, the Merger and the other Transactions. The Company is not party to a shareholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

Section 2.21 Opinion of Financial Advisor. The Company Board has received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the effect that, as of the date hereof and based upon and subject to the various assumptions and limitations set forth therein, the consideration to be received by the holders of Company Common Stock in the Merger is fair from a financial point of view, to such holders, a true and complete signed copy of which opinion will be made available to Parent for information purposes only promptly following the date of this Agreement.

Section 2.22 Restrictions on Business Activities. Other than customer Contracts entered into in the ordinary course of its business that contain non-compete provisions with respect to the business of the customer and which do not prohibit or impair the business practice of the Company or the Company Subsidiaries in such a way as to be material and adverse to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor the Company Subsidiaries is party to or bound by any Contract containing any covenant limiting in any material respect the right of the Company or the Company Subsidiaries to engage or compete in any line of business or to compete with any Person.

Section 2.23 Customers and Vendors. Section 2.24(a) of the Company Disclosure Letter lists the fifteen largest customers of the Company and the Company Subsidiaries (determined on the basis of aggregate revenues recognized by the Company and the Company Subsidiaries over the four consecutive fiscal quarter period ended March 31, 2015) (each, a “Major Customer”). Section 2.24(b) of the Company Disclosure Letter lists the ten largest vendors of the Company and the Company Subsidiaries (determined on the basis of aggregate purchases made by the Company and the Company Subsidiaries over the four consecutive fiscal quarter period ended March 31, 2015) (each, a “Major Vendor”). The Company has not in the twelve months immediately preceding the date of this Agreement received, as of the date of this Agreement, any notice in writing from any Major Customer or Major Vendor that such Major Customer or Major Vendor intends to terminate, or not renew, its relationship with the Company or any Company Subsidiary, or institute any Proceedings against the Company or any Company Subsidiary.

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ARTICLE III

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub, jointly and severally, represent and warrant to the Company that:

Section 3.01 Organization, Standing and Power. SA is a société anonyme duly organized, validly existing and in good standing under the laws of France. NA is a corporation, duly organized, validly exiting and in good standing under the law of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania. Each of Parent and Merger Sub has full corporate power and authority to conduct its businesses as presently conducted.

Section 3.02 Merger Sub. (a) Merger Sub was formed solely for the purpose of entering into the Transactions, and since the date of its incorporation, Merger Sub has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

(b) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien.

Section 3.03 Authority; Execution and Delivery; Enforceability. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions, subject, in the case of the Merger, to the adoption of this Agreement by Parent, as sole shareholder of Merger Sub (which shall occur immediately following the execution of this Agreement). The execution and delivery by each of Parent and Merger Sub of this Agreement and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject, in the case of the Merger, to the adoption of this Agreement by Parent, as sole shareholder of Merger Sub. Neither the approval or adoption of this Agreement nor the consummation of the Merger or the other Transactions requires any approval of the shareholders of Parent. Each of Parent and Merger Sub has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception).

Section 3.04 No Conflicts; Consents. (a) The execution and delivery by each of Parent and Merger Sub of this Agreement do not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit

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under, or result in the creation of any Lien upon any of the properties or assets of Parent or any of its subsidiaries under, any provision of (i) the organizational documents of Parent, Merger Sub or any of Parent’s subsidiaries, (ii) any Contract to which Parent or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.04(b), any Judgment or Law applicable to Parent or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

(b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the HSR Act, (ii) compliance with and filings under the applicable requirements of Foreign Antitrust Laws, (iii) compliance with and filings under the applicable requirements of the Exchange Act, as may be required in connection with this Agreement, the Merger and the other Transactions, (iv) the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania in accordance with the provisions of the PBCL and (v) such other items (A) required solely by reason of the participation of the Company (as opposed to any third Person) in the Transactions or (B) that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 3.05 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Information Statement or Proxy Statement, as applicable, will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s shareholders and, if applicable in the case of the Proxy Statement, at the time of the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to statements included or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference therein.

Section 3.06 Brokers. No broker, investment banker, financial advisor or other Person, other than Lazard Frères & Co., the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of Parent or any of its affiliates.

Section 3.07 Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Parent, threatened against Parent or any subsidiary of Parent that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect, nor is there any Judgment outstanding against Parent or any subsidiary of Parent that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.

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Section 3.08 Ownership of Company Common Stock. Neither Parent or Merger Sub is, nor at any time during the last five years has either Parent or Merger Sub been, an “interested shareholder” of the Company as defined in Section 2553 of the PBCL. As of the date of this Agreement, none of Parent, Merger Sub or other affiliates of Parent, owns any Company Common Stock, whether beneficially or of record.

Section 3.09 Certain Business Relationships. Neither Parent nor any of its affiliates is a party to any Contract with any director, officer or employee of the Company or any Company Subsidiary.

Section 3.10 Available Funds. SA, NA and Merger Sub, collectively, have funds available, which are sufficient to consummate the Merger and the other Transactions on the terms contemplated by this Agreement and, at the Effective Time, SA, NA and Merger Sub, collectively will have available all of the funds necessary for the acquisition of all shares of Company Common Stock pursuant to the Merger, to pay all fees and expenses in connection therewith, to make payments pursuant to Section 5.04 and to perform their respective obligations under this Agreement. SA, NA and Merger Sub acknowledge and agree that their obligations hereunder are not subject to any conditions regarding SA’s, NA’s, Merger Sub’s or any other Person’s ability to obtain financing for the consummation of the Transactions.

ARTICLE IV

Covenants Relating to Conduct of Business

Section 4.01 Conduct of Business of the Company. Except for matters set forth in the Company Disclosure Letter or otherwise expressly permitted or required by this Agreement or required by applicable Law or with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall, and shall cause each Company Subsidiary to, conduct its business in the ordinary course, use commercially reasonable efforts to conduct its business in compliance with all applicable Laws and, to the extent consistent therewith, use commercially reasonable efforts to (x) preserve intact its present business organization, (y) keep available the services of its present executive officers and employees and (z) preserve its present relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with it. In addition, without limiting the generality of the foregoing, except for matters set forth on Section 4.01 of the Company Disclosure Letter (and on no other Section of the Company Disclosure Letter) or otherwise expressly permitted or required by this Agreement or required by applicable Law, from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned):

(a) enter into any new material line of business;

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(b) (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, equity securities or property) in respect of, any of its capital stock, other than dividends and distributions of cash by a direct or indirect wholly owned subsidiary of the Company to its parent (provided such subsidiary and its parent are each organized in the United States), (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) repurchase, redeem, offer to redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or any Company Subsidiary or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares of capital stock, except for (A) acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay the exercise price of Company Stock Options, (B) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to Company Stock Options, Company Restricted Shares, Company Performance Share Awards or Company RSUs and (C) the acquisition by the Company of Company Stock Options, Company Restricted Shares, Company Performance Share Awards or Company RSUs in connection with the forfeiture of such awards, in each case to the extent existing on the date hereof and in accordance with their terms;

(c) issue, deliver, sell, authorize, pledge or otherwise encumber any shares of its capital stock, or options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire such shares, any Voting Company Debt or any other rights that give any person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock, other than issuances of Company Common Stock upon (A) the exercise of Company Stock Options to the extent existing on the date hereof in accordance with their present terms; or (B) settlement of Company Performance Share Awards, Company RSUs or Company Restricted Shares, in each case in accordance with their terms;

(d) amend its articles of incorporation, bylaws or other comparable organization documents;

(e) acquire or agree to acquire, directly or indirectly, in a single transaction or a series of related transactions, whether by merging or consolidating with, or by purchasing any equity or voting interest in or a substantial portion of the assets of, or by any other manner, any assets outside of the ordinary course of business, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or any other Person (other than the Company or any Company Subsidiary), if the amount of consideration paid or transferred by the Company and the Company Subsidiaries would, individually or in the aggregate exceed $5,000,000, or solicit or participate in any negotiations with respect to any of the foregoing;

(f) enter into any binding agreement, agreement in principle, letter of intent, memorandum of understanding or similar agreement with respect to any joint venture, strategic partnership or other alliance, in each case, involving an equity interest in any Person;

(g) except as required pursuant to the terms of any Company Benefit Plan or Company Benefit Agreement, in each case, in effect on the date of this Agreement, (A) adopt, enter into, establish, terminate, amend or modify any Collective Bargaining Agreement, Company Benefit Plan or Company Benefit Agreement, other than entry into, establishment,

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termination, amendment or modification of any Collective Bargaining Agreement, Company Benefit Plan or Company Benefit Agreement in the ordinary course of business and in a manner that would not increase costs to the Company, Parent or any of their respective Affiliates by more than a de minimis amount, (B) grant to any current or former employee any increase in compensation other than any non-material increase in the ordinary course to employees below the level of vice-president, (C) grant to any current or former employee any increase in severance or termination pay other than (1) any non-material increase in the ordinary course to employees below the level of vice-president or (2) any increase that arises from a non-material increase in compensation permitted by (g)(B) above, (D) enter into any employment, consulting, severance or termination agreement with any current or former employee, director or executive officer of the Company or any Company Subsidiary or (E) take any action to accelerate any rights or benefits under any Company Benefit Plan or Company Benefit Agreement;

(h) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company or materially revalue any of its assets, except as may be required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (ii) by Law, including Regulation S-X promulgated under the Securities Act;

(i) sell, lease (as lessor), license or otherwise dispose of (including through any “spin-off”), or pledge, encumber or otherwise subject to any Lien (other than a Permitted Lien), any properties or assets that are material, individually or in the aggregate, to the Company and the Company Subsidiaries, taken as a whole, except (i) sales or other dispositions of inventory and excess or obsolete properties or assets in the ordinary course of business or (ii) pursuant to Contracts made available to Parent and in effect prior to the date of this Agreement;

(j) (i) incur or materially modify the terms of (including by extending the maturity date thereof) any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities, options, warrants, calls or other rights to acquire any debt securities of the Company or any Company Subsidiary, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, in each case other than (A) indebtedness incurred under (x) the facilities agreement originally dated 22 November 2013 and amended and restated on 16 April 2014 between, amongst others, iGATE Corporation (as parent), Pan-Asia iGATE Solutions (as borrower), ING Bank N.V. Singapore Branch (as agent and security agent) and certain other lenders (the “Facilities Agreement”) and (y) indebtedness incurred under the Credit Agreement, dated May 10, 2011, among the Company, DBS Bank Ltd., other lenders party thereto, and DBS Bank Ltd., Bangalore Branch, as amended (the “Revolving Facility”), (B) letters of credit issued pursuant to the Revolving Facility or otherwise issued in the ordinary course of business, (C) interest rate and foreign exchange hedging arrangements on customary commercial terms in the ordinary course of business consistent with past practice or (D) short-term unsecured borrowings incurred in the ordinary course of business on arms-length terms and not in excess of $10,000,000 in aggregate principal amount outstanding at any one time, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than to or in (A) the Company or any Company Subsidiary or (B) any acquisition not in violation of clause (e) above;

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(k) other than in accordance with the Company’s capital expenditure budget made available to Parent, make or agree to make any capital expenditure or expenditures that in the aggregate are in excess of $5,000,000;

(l) pay, discharge, settle, compromise or satisfy (i) any pending or threatened claims, liabilities or obligations relating to a Proceeding (absolute, accrued, asserted or unasserted, contingent or otherwise), other than any such payment, discharge, settlement, compromise or satisfaction of a claim solely for money damages in the ordinary course of business in an amount not to exceed $1,000,000 per payment, discharge, settlement, compromise or satisfaction or $5,000,000 in the aggregate for all such payments, discharges, settlements, compromises or satisfactions, or (ii) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated hereby;

(m) other than as required by Law, make or change any material Tax election, change any material method of Tax accounting, settle or compromise any material Tax liability, claim or assessment or agree to an extension or waiver of the limitation period to any material Tax claim or assessment, enter into any closing agreement with respect to any material Tax or refund or amend any material Tax Return;

(n) except as is in the ordinary course of business, enter into, or modify or amend in a manner that is adverse to the Company in any material respect or terminate any Specified Contract or enter into any Contract that, if existing on the date of this Agreement, would have been a Specified Contract;

(o) cancel, abandon or permit to lapse any Company Registered Intellectual Property of the Company or any of the Company Subsidiaries;

(p) adopt a plan of complete or partial liquidation, dissolution or restructuring (including any material reductions in work force, lease terminations, restructuring of contracts or similar action), recapitalization or other reorganization of the Company (other than the Merger);

(q) sell, lease, license or otherwise transfer or dispose of, or create or incur any material Lien (other than Permitted Liens) on, any material Intellectual Property owned by the Company or any Company Subsidiary, except non-exclusive licenses granted by the Company or any Company Subsidiaries to any customer; or

(r) authorize, commit or agree to take any of the foregoing actions.

Section 4.02 No Frustration of Conditions. The Company and Parent shall not, and shall not permit any of their respective subsidiaries to, take any action (except as otherwise permitted by Sections 4.03 or 7.01) that would, or would reasonably be expected to, result in any condition to the Merger set forth in Article VI not being satisfied.

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Section 4.03 No Solicitation. (a) The Company, the Company Subsidiaries and their respective directors and officers shall not, and the Company shall direct its and the Company Subsidiaries’ other Representatives not to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of any Company Takeover Proposal, (ii) enter into any agreement or understanding with respect to any Company Takeover Proposal, (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate the making of any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal or (iv) commit or agree to do any of the foregoing. The Company shall, and shall cause its Representatives to, immediately (i) cease all discussions and negotiations regarding any inquiry, proposal or offer pending on the date of this Agreement that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal, (ii) request the prompt return or destruction of all confidential information previously furnished to any Person within the last six months for the purposes of evaluating a possible Company Takeover Proposal and (iii) terminate access to any physical or electronic data rooms relating to a possible Company Takeover Proposal. Notwithstanding anything to the contrary contained in the foregoing or any other provision of this Agreement, prior to (x) in the event that the Shareholder Consent is executed and delivered to Parent in accordance with Section 5.01(b), 11:59 p.m. New York time on the date that is 30 calendar days following the date of this Agreement or (y) in the event that the Shareholder Consent is not delivered in accordance with Section 5.01(b) and this Agreement is not terminated by Parent pursuant to Section 7.01(g), the time the Company Shareholder Approval is obtained at the Company Shareholders’ Meeting (the “Shareholder Approval Time”), in response to a written, bona fide Company Takeover Proposal that did not result from a material breach of this Section 4.03(a) and that the Company Board determines, in good faith, after consultation with outside counsel and a financial advisor, constitutes or would reasonably be expected to lead to a Superior Company Proposal (a “Qualifying Company Takeover Proposal”), the Company may (A) furnish information with respect to the Company to the Person making such Qualifying Company Takeover Proposal and its Representatives pursuant to an Acceptable Confidentiality Agreement so long as the Company also contemporaneously provides Parent, in accordance with the terms of the Confidentiality Agreement, any material non-public information with respect to the Company furnished to such other Person which was not previously furnished to Parent, and (B) participate in discussions or negotiations with such Person and its Representatives regarding such Qualifying Company Takeover Proposal including soliciting the making of a revised Qualifying Company Takeover Proposal; provided, that the Company may only take the actions described in clauses (A) or (B) above, if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable Law.

(b) Neither the Company Board nor any committee thereof shall (i) (A) withdraw or modify in a manner adverse to Parent or Merger Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, or (B) approve or recommend, or propose publicly to approve or recommend, any Company Takeover Proposal or resolve or agree to take any such action (any action described in this clause (i) being referred to herein as an “Adverse Recommendation Change”) or (ii) approve or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to any Company Takeover Proposal (other than an Acceptable Confidentiality

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Agreement entered into in accordance with Section 4.03(a)), or resolve, agree or publicly propose to take any such action. Notwithstanding anything to contrary in the foregoing or any other provision of this Agreement, at any time prior to (x) 11:59 p.m. New York time on the Written Consent End Date (in the event that the Shareholder Consent is executed and delivered to Parent in accordance with Section 5.01(b)) or (y) the Shareholder Approval Time (in the event that the Shareholder Consent is not delivered in accordance with Section 5.01(b) and this Agreement is not terminated by Parent pursuant to Section 7.01(g)), as applicable, the Company Board may, subject to compliance with this Section 4.03(b):

(i) in response to an Intervening Event, take or fail to take any of the actions specified in clause (A) of the definition of Adverse Recommendation Change (an “Intervening Event Adverse Recommendation Change”) if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and

(ii) if the Company Board receives a Superior Company Proposal, terminate this Agreement pursuant to Section 7.01(f) in accordance with Section 7.04(b);

provided that, prior to so making an Intervening Event Adverse Recommendation Change, or so terminating this Agreement, (1) the Company Board shall have given Parent at least four calendar days’ prior written notice (such notice period, as it may be renewed pursuant to the terms of this proviso, the “Match Period”) of its intention to take such action and a description of the reasons for taking such action (which notice, in respect of a Superior Company Proposal, shall specify the identity of the Person who made such Superior Company Proposal and all of the material terms and conditions of such Superior Company Proposal and attach the most current version of the relevant transaction agreement), (2) the Company shall have negotiated, and shall have caused its Representatives to negotiate in good faith, with Parent during such notice period, to the extent Parent wishes to negotiate, to enable Parent to revise the terms of this Agreement in such a manner that would eliminate the need for taking such action (and in respect of a Superior Company Proposal, would cause such Superior Company Proposal to no longer constitute a Superior Company Proposal), (3) following the end of such notice period, the Company Board shall have considered in good faith any revisions to this Agreement offered in writing by Parent in a manner that would form a binding contract if accepted by the Company, and shall have determined in good faith, after consultation with outside counsel, that failure to effect such Company Intervening Event Adverse Recommendation Change or to terminate this Agreement to accept a Superior Company Proposal would be inconsistent with its fiduciary duties under applicable Law and, with respect to a Superior Company Proposal, that such Superior Company Proposal continues to constitute a Superior Company Proposal and (4) in the event of any change to any of the material terms (including the form, amount and timing of payment of consideration) of such Superior Company Proposal, the Company shall, in each case, deliver to Parent an additional notice consistent with that described in clause (1) of this proviso and a renewed notice period under clause (1) of this proviso shall commence (except that the four-calendar-day notice period referred to in clause (1) of this proviso shall instead be equal to three calendar days) during which time the Company shall be required to comply with the requirements of this Section 4.03(b) anew with respect to each such additional notice, including clauses (1) through (4) of this proviso. Regardless of whether there is an Adverse Recommendation Change, the Company Shareholders’ Meeting shall be held in accordance with the terms of this Agreement unless this Agreement shall have been terminated pursuant to Article VII.

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(c) Nothing contained in this Section 4.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to shareholders), including making any “stop-look-and-listen” communication to the shareholders of the Company, or (ii) making any disclosure to its shareholders if the Company Board determines, in good faith, after consultation with outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties or applicable Law; provided that this Section 4.03(c) shall not be deemed to affect whether any such action (other than a recommendation against a Company Takeover Proposal or a “stop, look and listen” communication by the Company Board pursuant to Rule 14d-9 promulgated under the Exchange Act) would otherwise constitute an Adverse Recommendation Change.

(d) In addition to the requirements set forth in paragraphs (a) and (b) of this Section 4.03, the Company shall, as promptly as practicable and in any event with 24 hours after receipt thereof, advise Parent orally and in writing of (i) any Company Takeover Proposal or any request for information or inquiry, proposal or offer that the Company reasonably believes could lead to or contemplates a Company Takeover Proposal and (ii) the terms and conditions of such Company Takeover Proposal or inquiry, proposal or offer (including any subsequent amendments or modifications thereto) and the identity of the Person making any such Company Takeover Proposal or inquiry, proposal or offer. Commencing upon the provision of any notice referred to above, the Company and its Representatives shall keep Parent informed on a reasonably prompt basis as to the status and details of any such Company Takeover Proposal or inquiry, proposal or offer (and any subsequent amendments or modifications thereto).

(e) For purposes of this Agreement:

(i) “Acceptable Confidentiality Agreement” means a customary confidentiality agreement that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement.

(ii) “Company Takeover Proposal” means any inquiry, proposal or offer from any Person or group (other than Parent and its subsidiaries) relating to (i) any direct or indirect acquisition, purchase or license in a single transaction or a series of related transactions, of (A) 20% or more (based on the fair market value thereof) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, or (B) 20% or more of the aggregate voting power of the capital stock of the Company or (ii) any tender offer, exchange offer, merger, consolidation, business combination, recapitalization, extraordinary dividend, liquidation, dissolution, binding share exchange or similar transaction involving the Company that, if consummated, would result in any Person or group (or the shareholders of any Person) beneficially owning, directly or indirectly, 20% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity, other than, in each case, the Transactions.

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(iii) “Intervening Event” means a material event, change, effect, development, condition or occurrence that affects or would be reasonably likely to affect the business, financial condition or continuing results of operations of the Company and the Company Subsidiaries, taken as a whole, that (1) is not known by the Company Board as of the date of this Agreement or that, to the knowledge of the Company Board, was not reasonably foreseeable as of the date of this Agreement and (2) does not relate to a Company Takeover Proposal; provided, that in no event shall the following constitute, or be taken into account in determining the existence of an Intervening Event: (x) the fact that the Company meets or exceeds any internal or published forecasts or projections for any period, or any changes after the date of this Agreement in the market price or trading volume of Company Common Stock, (y) the reasonably foreseeable consequences of the announcement of this Agreement or (z) any event, fact or circumstance relating to or involving the Parent.

(iv) “Superior Company Proposal” means any written, bona fide Company Takeover Proposal received after the date hereof that if consummated would result in a Person or group (or the shareholders of any Person) owning, directly or indirectly, (i) 50% or more of the aggregate voting power of the capital stock of the Company or of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity or (ii) 50% or more (based on the fair market value thereof) of the assets (including capital stock of the Company Subsidiaries) of the Company and Company Subsidiaries, taken as a whole, on terms which the Company Board determines, in good faith, after consultation with outside counsel and a financial advisor, are, if consummated, more favorable from a financial point of view to the shareholders of the Company than the Transactions, taking into account all financial, legal, financing, regulatory and other aspects of such Company Takeover Proposal and of this Agreement (including any changes to the terms of this Agreement proposed by Parent and any fees to be paid by the Company for terminating this Agreement); provided, that a Company Takeover Proposal may only be a “Superior Company Proposal” if, at the time of the Company Board’s determination, either the Company Board has received executed commitment letters in respect of any financing required to consummate the transaction contemplated by such Company Takeover Proposal, or if no such commitment letters have been provided, the Company Board has determined in good faith that the Person making such Company Takeover Proposal is reasonably capable of financing the proposed transaction without third party financing that is based upon the financial statements of the Company and the Company Subsidiaries.

Wherever the term “group” is used in this Section 4.03(e)(i)-(iv), it is used as defined in Rule 13d-5 under the Exchange Act.

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ARTICLE V

Additional Agreements

Section 5.01 Shareholder Consent; Preparation of Proxy Statement; Shareholders Meeting. (a) As promptly as practicable after the execution of this Agreement, the Company shall, with the assistance of Parent (i) in the event that the Shareholder Consent is delivered to the Company in accordance with Section 5.01(b), prepare and file with the SEC an information statement of the type contemplated by Rule 14c-2 promulgated under the Exchange Act related to the Merger and this Agreement (as amended or supplemented from time to time, the “Information Statement”), or (ii) in the event that the Shareholder Consent is not delivered to the Company in accordance with Section 5.01(b) and this Agreement is not terminated by Parent pursuant to Section 7.01(g), prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the shareholders of the Company relating to the meeting of the Company’s shareholders (the “Company Shareholders’ Meeting”) to be held to consider the adoption of this Agreement. Each of Parent and the Company shall use its reasonable best efforts to have the Information Statement or Proxy Statement, as applicable, cleared by the SEC as promptly as practicable after such filing (including by responding to comments of the SEC). Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Information Statement or Proxy Statement, as applicable. As promptly as practicable after the Information Statement or Proxy Statement, as applicable, shall have been cleared by the SEC (or after 10 calendar days have passed since the filing of the preliminary Information Statement or Proxy Statement, as applicable, with the SEC without notice from the SEC of its intent to review the Information Statement or the Proxy Statement), the Company shall cause the Information Statement or Proxy Statement, as applicable, to be mailed to its shareholders and to be filed as required. Notwithstanding the foregoing, prior to filing or mailing the Information Statement or Proxy Statement, as applicable (or any amendment or supplement thereto, as applicable) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent a reasonable opportunity to review and comment on such document or response and (ii) shall include in such document or response all comments reasonably proposed by Parent. If, at any time prior to the date that is 20 calendar days after the Information Statement is first mailed to the Company’s shareholders, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent which is required to be set forth in an amendment or supplement to the Information Statement or Proxy Statement, as applicable, so that the Information Statement or Proxy Statement, as applicable, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company.

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(b) Immediately after the execution of this Agreement and in lieu of calling a meeting of the Company’s shareholders, the Company shall submit a form of irrevocable written consent attached hereto as Exhibit C to record holders of at least 50.1% of the outstanding shares of Company Common Stock (such written consent, as duly executed and delivered by all such record holders, the “Shareholder Consent”). As soon as practicable upon receipt of the Shareholder Consent, the Company will provide Parent with a copy of such Shareholder Consent, certified as true and complete by an executive officer of the Company. In connection with the Shareholder Consent, the Company shall take all actions necessary to comply, and shall comply in all respects, with the PBCL, including Section 2524 thereof, the Company Certificate and the Company Bylaws.

(c) Immediately following the execution of this Agreement, Parent, as sole shareholder of Merger Sub, shall adopt this Agreement.

(d) In the event that the Shareholder Consent is not delivered in accordance with Section 5.01(b) and this Agreement is not terminated by Parent pursuant to Section 7.01(g), (i) unless the Board of Directors of the Company has made an Adverse Recommendation Change, the Company Board Recommendation shall be included in the Proxy Statement and (ii) the Company shall duly take all lawful action to call, give notice of, convene and hold the Company Shareholders’ Meeting on a date as soon as reasonably practicable following the date hereof for the purpose of obtaining the Company Shareholder Approval and, subject to any Adverse Recommendation Change that the Board of Directors of the Company may make, shall take all lawful action to solicit the adoption of this Agreement by such shareholders.

Section 5.02 Access to Information; Confidentiality. Except if prohibited by any applicable Law, the Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent and to Parent’s Representatives, reasonable access during normal business hours (under the supervision of appropriate personnel and in a manner that does not unreasonably interfere with the normal operation of the business of the Company and the Company Subsidiaries) during the period prior to the Effective Time or the termination of this Agreement to all their respective properties, assets, books and records, Contracts, permits, documents, information, directors, officers and employees and, during such period, the Company shall, and shall cause each Company Subsidiary to, furnish, as promptly as reasonably practicable, to Parent all information concerning its business, properties, customers and personnel as Parent may reasonably request; provided, that any such access shall be afforded and information shall be furnished at Parent’s expense. Notwithstanding the immediately preceding sentence, neither the Company nor any of the Company Subsidiaries shall be required to afford access or furnish information to the extent (a) such information is subject to the terms of a confidentiality agreement with a third party, (b) such information relates to the applicable portions of the minutes of the meetings of the Company Board (including any presentations or other materials prepared by or for the Company Board) where the Company Board discussed the Transactions or any similar transaction involving the sale of the Company to, or combination of the Company with, any other Person, or (c) the Company determines in good faith that affording such access or furnishing such information would jeopardize the attorney-client privilege of the Company or any of the Company Subsidiaries, or violate applicable Law; provided, that the Company will use its reasonable best efforts to obtain any required consents for the disclosure of such information and take such other reasonable action (including entering into a joint defense agreement or similar arrangement to avoid loss of attorney-client privilege) with respect to such information as is necessary to permit disclosure to Parent. All information exchanged pursuant to this Section 6.02 shall be subject to the confidentiality letter agreement dated March 3, 2015 between the Company and SA (the “Confidentiality Agreement”).

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Section 5.03 Reasonable Best Efforts; Notification. (a) Subject to Section 5.03(c) of this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the Merger and the other Transactions, including (i) the obtaining of all necessary or advisable actions or non-actions, waivers and consents from, the making of all necessary registrations, declarations and filings with and the taking of all reasonable steps as may be necessary to avoid a Proceeding by any Governmental Entity with respect to this Agreement or the Transactions, (ii) the defending or contesting of any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement. In connection with and without limiting the foregoing, and notwithstanding any Adverse Recommendation Change, the Company and the Company Board shall (A) take all action necessary to ensure that no Takeover Statute or similar statute or regulation is or becomes applicable to any Transaction or this Agreement and (B) if any Takeover Statute or similar statute or regulation becomes applicable to any Transaction or this Agreement, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions and this Agreement.

(b) Parent and the Company shall, in consultation and cooperation with the other, file (i) with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form, if any, required under the HSR Act for the Merger or any of the other Transactions as promptly as practicable (but in no event later than ten business days after the date of this Agreement) and (ii) all appropriate filings, notices, applications or similar documents required under any Foreign Antitrust Law as promptly as practicable (but in no event later than ten business days after the date of this Agreement). Any such filings shall be in substantial compliance with the requirements of the HSR Act or the applicable Foreign Antitrust Laws, as the case may be. Each of Parent and the Company shall (i) furnish to the other party such necessary information and reasonable assistance as the other party may request in connection with its preparation of any filing or submission which is necessary under the HSR Act or any Foreign Antitrust Law, (ii) give the other party reasonable prior notice of any such filings or submissions and, to the extent reasonably practicable, of any communication with, and any inquiries or requests for additional information from, the FTC, the DOJ and any other Governmental Entity regarding the Merger or any of the other Transactions, and permit the other party to review and discuss in advance, and consider in good faith the views of, and secure the participation of, the other party in connection with, any such filings, submissions, communications, inquiries or requests, (iii) unless prohibited by applicable Law or by the applicable Governmental Entity, and to the extent reasonably practicable, (A) not participate in or attend any meeting, or engage in any substantive conversation, with any Governmental Entity

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in respect of the Merger or any of the other Transactions without the other party, (B) give the other party reasonable prior notice of any such meeting or conversation, (C) in the event one party is prohibited by applicable Law or by the applicable Governmental Entity from participating in or attending any such meeting or engaging in any such conversation, keep such party apprised with respect thereto, (D) cooperate in the filing of any substantive memoranda, white papers, filings, correspondence or other written communications explaining or defending this Agreement, the Merger or any of the other Transactions, articulating any regulatory or competitive argument or responding to requests or objections made by any Governmental Entity and (E) furnish the other party with copies of all filings, submissions, correspondence and communications (and memoranda setting forth the substance thereof) between it and its affiliates and their respective Representatives, on the one hand, and any Governmental Entity or members of any Governmental Entity’s staff, on the other hand, with respect to this Agreement, the Merger and the other Transactions and (iv) comply with any inquiry or request from the FTC, the DOJ or any other Governmental Entity as promptly as reasonably practicable. Any such additional information shall be in substantial compliance with the requirements of the HSR Act or the applicable Foreign Antitrust Law, as the case may be. Parent agrees not to extend, directly or indirectly, any waiting period under the HSR Act or any Foreign Antitrust Law or enter into any agreement with a Governmental Entity to delay or not to consummate the Merger or any of the other Transactions, except with the prior written consent of the Company, which consent may be withheld in its sole discretion. Notwithstanding anything to the contrary herein, Parent and the Company shall have joint control over all communications and strategy relating to obtaining all approvals, Consents, waivers, registrations, permits, Authorizations and other confirmations under the HSR Act and any Foreign Antitrust Law from any Governmental Entity or other third party in connection with consummating the Merger and the other transactions contemplated by this Agreement or to any litigation arising therefrom under the HSR Act or any Foreign Antitrust Law; provided, however, that Parent and the Company shall consult in advance with the other party and in good faith take the other party’s views into account regarding the overall strategic direction of any such approval process, as applicable, and consult with the other party prior to taking any material substantive positions, making dispositive motions or other material substantive filings or submissions or entering into any negotiations concerning such approvals, as applicable.

(c) Notwithstanding anything to the contrary in this Agreement, each of Parent, Merger Sub and the Company agrees to take promptly any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, Consents, approvals and waivers under the HSR Act or any Foreign Antitrust Law that may be required by any Governmental Entity, so as to enable the parties to close the Transactions as promptly as practicable (and in any event no later than the Outside Date), including committing to and effecting, by consent decree, hold separate orders, trust, or otherwise, (i) the sale, license, holding separate or other disposition of assets or businesses of Parent or the Company or any of their respective subsidiaries, (ii) terminating, relinquishing, modifying, or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective subsidiaries and (iii) creating any relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective subsidiaries (each a “Remedial Action”); provided that (x) the Company shall not be obligated to agree to, commit or effect, any Remedial Action unless such Remedial Action is conditioned upon, or will occur subsequent to, consummation of the

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Transactions and (y) Parent and its subsidiaries shall not be required to, and the Company and the Company Subsidiaries shall not, without the prior written consent of Parent, take any Remedial Action, or commit to take any Remedial Action, or agree to any Remedial Action, that would, or would reasonably be expected to, have a material adverse effect on the business, results of operations, or financial condition of either (x) SA and its subsidiaries (but not including the Company and the Company Subsidiaries) or (y) the Company and the Company Subsidiaries, (in each case of (x) and (y), measured on a scale relative to the Company and the Company Subsidiaries, taken as a whole) (a “Burdensome Condition”). In the event that any litigation or other administrative or judicial action or Proceeding is commenced, threatened or is foreseeable challenging any of the Transactions and such litigation, action or Proceeding seeks, or would reasonably be expected to seek, to prevent, materially impede or materially delay the consummation of the Transactions, Parent shall use its reasonable best efforts to take any and all action, including a Remedial Action, to avoid or resolve any such litigation, action or Proceeding and each of the Company, Parent and Merger Sub shall cooperate with each other and use its respective reasonable best efforts to contest and resist any such litigation, action or Proceeding and to have vacated, lifted, reversed or overturned any decree, Judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions as promptly as practicable (and in any event no later than the Outside Date); provided, that Parent shall not be required to, and the Company shall not, without the prior written consent of Parent, take any action under this sentence that would, or would reasonably be expected to, result in the imposition of a Burdensome Condition.

Section 5.04 Equity Awards. (a) Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee administering the Company Stock Plan) shall adopt such resolutions and take such other actions as may be required to effect the following:

(i) Cashout Company Stock Options. At the Effective Time, each Cashout Company Stock Option outstanding immediately prior to the Effective Time shall be canceled, with the holder of such Cashout Company Stock Option becoming entitled to receive an amount in cash equal to (A) the excess, if any, of (1) the Merger Consideration minus (2) the exercise price per share of Company Common Stock subject to such Cashout Company Stock Option, multiplied by (B) the number of shares of Company Common Stock subject to such Cashout Company Stock Option immediately prior to the Effective Time (such amount, the “Cashout Option Amount”)

(ii) NEO Equity Awards. At the Effective Time, each NEO’s equity awards shall automatically be cancelled and converted into the right to receive an NEO Converted Cash Award, which NEO Converted Cash Award will, subject to the NEO’s continued employment with the Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, vest and be payable with respect to one-half of the NEO Converted Cash Award as soon as practicable following the Closing Date and, thereafter, one-quarter on each subsequent Payment Date. Notwithstanding the foregoing, in the event that an NEO incurs a Qualifying Termination or dies, in each case following the Effective Time, any theretofore unpaid portion of such holder’s NEO Converted Cash Award shall vest and be paid to such holder (or beneficiary, in the case of death) no later than ten days after the date of such Qualifying Termination or death, as applicable.

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(iii) Non-NEO Equity Awards.

(1) Non-NEO Company Performance Share Awards. At the Effective Time, each Non-NEO’s Company Performance Share Awards outstanding immediately prior to the Effective Time shall be converted into a right to receive a performance share award with respect to that number of shares of Parent Common Stock, determined by multiplying the target number of shares of Company Common Stock subject to such Non-NEO Company Performance Share Award by the Non-NEO Company Performance Share Award Exchange Ratio, rounded up the nearest whole share if the resulting number yields one-half or more of a share (a “Non-NEO Converted Performance Share Award”). Each Non-NEO Converted Performance Share Award shall be subject to the performance metrics, service conditions, and other terms and conditions of the applicable performance share award plan of Cap Gemini S.A. then in effect and shall, assuming the achievement of the applicable performance metrics, vest and be payable with respect to one-quarter of the Non-NEO Converted Performance Share Award on the first, second, third and fourth anniversaries of the Closing Date; provided, if there is no performance share award plan in effect as of the applicable Payment Date, or if there is an insufficient number of shares available under such performance plan, the Non-NEO Converted Performance Share Award shall be settled in cash but otherwise be subject to the same service and performance vesting conditions described above.

(2) Non-NEO Company Restricted Shares. At the Effective Time, each Non-NEO’s Company Restricted Shares shall automatically be cancelled and converted into the right to receive a Non-NEO Restricted Share Converted Cash Award, which Non-NEO Restricted Share Converted Cash Award will, subject to the Non-NEO’s continued employment with the Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, vest on the same schedule as set forth in the award agreement governing the applicable Company Restricted Share. Notwithstanding the foregoing, in the event that a Non-NEO incurs a Qualifying Termination or dies, in each case following the Effective Time, any theretofore unpaid portion of such holder’s Non-NEO Restricted Share Converted Cash Award shall vest and be paid to such holder (or beneficiary, in the case of death) no later than ten days after the date of such Qualifying Termination or death, as applicable.

(3) Non-NEO Company Stock Options. At the Effective Time, each Non-NEO’s Company Stock Options that are not Cashout Company Stock Options shall automatically be cancelled and converted into the right to receive a Non-NEO Stock Option Converted Cash Award, which Non-NEO Stock Option Converted Cash Award will, subject to the Non-NEO’s continued employment with the Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, vest on the same schedule as set forth in the award agreement governing the applicable Company Stock Option. Notwithstanding the foregoing, in the event that a Non-NEO incurs a Qualifying Termination or dies, in each case following the Effective Time, any theretofore unpaid portion of such holder’s Non-NEO Stock Option Converted Cash Award shall vest and be paid to such holder (or beneficiary, in the case of death) no later than ten days after the date of such Qualifying Termination or death, as applicable.

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(iv) Company RSUs. At the Effective Time, each Company RSU held by a non-employee member of the Company Board outstanding immediately prior to the Effective Time shall be canceled, with the holder of such Company RSU becoming entitled to receive, a lump sum cash payment equal to the product of (A) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time and (B) the Merger Consideration (such amount, the “RSU Amount”).

(b) For the avoidance of doubt and for purposes of clarity, (i) the portion of the NEO Converted Cash Awards attributable to Non-Cashout Company Stock Options shall be paid prior to any portion of such individual’s NEO Converted Cash Award attributable to Company Performance Share Awards and Company Restricted Shares (and, only for those NEOs who are U.S. taxpayers, to the extent any such portion of such individual’s NEO Converted Cash Award would be payable after the date on which such Non-Cashout Company Stock Option would have otherwise vested pursuant to its terms, such portion shall instead be paid on such original vesting date) and (ii) in lieu of paying Converted Cash Awards in cash, Parent shall have the option to deliver any portion of a Converted Cash Award in fully vested shares of Parent Common Stock having a Fair Market Value equal to the value of the corresponding Converted Cash Award that Parent so elects to not pay in cash.

(c) All amounts payable pursuant to this Section 5.04 shall be subject to any required withholding of Taxes and shall be paid without interest.

(d) Subject to this Section 5.04 promptly following the Closing (but in no event later than five business days following the Closing), (i) Parent shall, or shall cause the Surviving Corporation to, pay through its payroll systems the applicable Cashout Option Amounts, and NEO Converted Cash Awards to the former holders of Company Stock Options, and Company Restricted Shares who remain employees of Parent or one of its Subsidiaries (including the Surviving Corporation) at the time of such payment and (ii) Parent shall cause the Paying Agent to pay, in accordance with the applicable provisions of this Section 5.04, the applicable Cashout Option Amounts, NEO Converted Cash Awards, and RSU Amounts to the former holders of Company Stock Options, Company Restricted Shares, and Company RSUs who are not eligible to be paid through the Surviving Corporation’s or Parent’s payroll systems. For the avoidance of doubt, Parent shall take all steps necessary to enable and shall cause the Surviving Corporation to provide to the Paying Agent, immediately after the Effective Time, cash necessary to pay the applicable Cashout Option Amounts, NEO Converted Cash Awards, and RSU Amounts to the former holders of Company Stock Options, Company Restricted Shares, and Company RSUs who are not eligible to be paid through the Surviving Corporation’s or Parent’s payroll systems (and such cash shall constitute part of the Payment Fund).

(e) For purposes of this Agreement:

(i) “Cashout Company Stock Option” means each Company Stock Option (i) that has vested pursuant to its terms immediately prior to the Effective Time or (ii) that is held by a non-employee member of the Company Board.

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(ii) “Cause” shall have the meaning set forth on Section 5.04(d) of the Company Disclosure Letter.

(iii) “Company Performance Share Awards” means all performance share awards payable in shares of Company Common Stock subject to performance-based vesting or delivery requirements, whether granted under a Company Stock Plan or otherwise.

(iv) “Company Restricted Share” means any share of Company Common Stock subject to vesting or forfeiture, whether granted under a Company Stock Plan or otherwise.

(v) “Company RSU” means any restricted share unit held by a non-employee director and payable in shares of Company Common Stock or whose value is determined with reference to the value of shares of Company Common Stock, whether granted under a Company Stock Plan or otherwise.

(vi) “Company Stock Option” means any option to purchase Company Common Stock, whether granted under a Company Stock Plan or otherwise.

(vii) “Company Stock Plan” means the Company’s Amended and Restated 2006 Stock Incentive Plan.

(viii) “Converted Cash Award” means each NEO Converted Cash Award, each Non-NEO Restricted Share Converted Cash Award, and each Non-NEO Stock Option Converted Cash Award.

(ix) “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below: (a) the closing price of shares of Parent Common Stock on Euronext Paris (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Company and the Parent) expressed in U.S. dollars at the dollar-euro conversion rate published by the European Central Bank at the close of business on the applicable Payment Date or (b) if the Parent Common Stock is not traded, listed or otherwise reported or quoted, the Board of Directors of Parent will determine in good faith the Fair Market Value in whatever manner it considers appropriate, taking into account, where applicable, the requirements of Section 409A of the Code.

(x) “Good Reason” shall have the meaning set forth on Section 5.04(d) of the Company Disclosure Letter.

(xi) “NEO” means each individual whose name is set forth on Section 5.04(d)(i) of the Company Disclosure Letter

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(xii) “NEO Converted Cash Award” means, with respect to each NEO, an amount in cash equal to the sum of (1) (A) the excess, if any, of (i) the Merger Consideration minus (ii) the exercise price per share of Company Common Stock subject to such NEO’s Non-Cashout Company Stock Options, multiplied by (B) the number of shares of Company Common Stock subject to such NEO’s Non-Cashout Company Stock Options immediately prior to the Effective Time, (2) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such NEO’s Company Restricted Shares immediately prior to the Effective Time and (3) (A) the Merger Consideration multiplied by (B) the total number of shares of Company Common Stock that would be delivered to such NEO with respect to such NEO’s Company Performance Share Awards based on the achievement of the target performance goals applicable to such award (assuming the satisfaction of all other conditions to such delivery).

(xiii) “Non-Cashout Company Stock Option” means each Company Stock Option that is not a Cashout Company Stock Option.

(xiv) “Non-NEO” means each individual who is not an NEO.

(xv) “Non-NEO Company Performance Share Award Exchange Ratio” means, (a) the Merger Consideration divided by (b) the closing price for April 24, 2015 of shares of Parent Common Stock on Euronext Paris (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Company and the Parent) expressed in U.S. dollars at the dollar-euro conversion rate published by the European Central Bank at the close of business on April 24, 2015.

(xvi) “Non-NEO Restricted Share Converted Cash Award” means, with respect to each Non-NEO, an amount in cash equal to (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Non-NEO’s Company Restricted Shares immediately prior to the Effective Time.

(xvii) “Non-NEO Stock Option Converted Cash Award” means, with respect to each Non-NEO, an amount in cash equal to (A) the excess, if any, of (i) the Merger Consideration minus (ii) the exercise price per share of Company Common Stock subject to such Non-NEO’s Non-Cashout Company Stock Options, multiplied by (B) the number of shares of Company Common Stock subject to such Non-NEO’s Non-Cashout Company Stock Options immediately prior to the Effective Time.

(xviii) “Parent Common Stock” means shares of SA common stock.

(xix) “Payment Date” means each of (i) the Closing Date, (ii) the first anniversary of the Closing Date and (iii) the second anniversary of the Closing Date.

(xx) “Qualifying Termination” means termination of a holder’s employment (i) by the Parent, the Surviving Corporation or any of their respective Affiliates without Cause or (ii) by the holder for Good Reason.

Section 5.05 Employee Matters. (a) From and after the Effective Time and for a period of one year following the Effective Time (the “Continuation Period”), Parent shall provide or cause the Surviving Corporation to provide to each individual who is employed by the Company or any Company Subsidiary immediately prior

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to the Effective Time and who continues employment with Parent, the Surviving Corporation or any Company Subsidiary (each, a “Company Employee”) (i) salary and incentive opportunities (excluding equity-based compensation) that are no less favorable in the aggregate than those provided to such Company Employee by the Company or the Company Subsidiaries immediately prior to the Effective Time and (ii) employee benefits that are no less favorable in the aggregate than those provided to such Company Employee by the Company or the Company Subsidiaries immediately prior to the Closing Date. Without limiting the generality of the foregoing, during the Continuation Period, Parent shall, and shall cause the Surviving Corporation to, provide any Company Employee who experiences a termination of employment under circumstances that would have entitled such Company Employee to severance benefits under a severance plan or policy of the Company or its affiliates applicable to such Company Employee immediately prior to the Closing Date with severance benefits at a level substantially as favorable as what would have been provided under such severance plan or policy.

(b) Following the Continuation Period, the Company Employees shall be entitled to participate in the plans of the Parent, the Surviving Corporation or their respective affiliates (the “Surviving Corporation Plans”) to the same extent as other similarly situated employees of Parent, the Surviving Corporation and their respective affiliates. In addition, and without limiting the generality of the foregoing, each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all Surviving Corporation Plans to the same extent as other similarly situated employees of the Parent, the Surviving Corporation and their respective affiliates and to the extent coverage under any such plan replaces coverage under a comparable benefit plan in which such Company Employee participates immediately prior to the Effective Time.

(c) Without limiting the generality of Section 5.05(a), from and after the Closing Date, Parent shall or shall cause the Surviving Corporation to assume, honor and continue during the Continuation Period or, if later, until all obligations thereunder have been satisfied, all of the Company’s employment, severance, retention, termination and change in control plans, policies, programs, agreements and arrangements (including any change in control severance agreement or other Company Benefit Agreement between the Company and any Company Employee) maintained by the Company or any Company Subsidiaries, in each case, as in effect at the Closing Date, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event) in accordance with their terms.

(d) With respect to all Surviving Corporation Plans, including any “employee benefit plan”, as defined in Section 3(3) of ERISA, maintained by Parent or any of its respective Subsidiaries (including any vacation, paid time-off and severance plans), for the purpose of determining eligibility to participate, level of benefits and vesting, each Company Employee’s service with the Company or any Company Subsidiaries (as well as service with any predecessor employer of the Company or any such Company Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Company Subsidiary) shall be treated as service with Parent or any of their respective subsidiaries; provided that such service need not be recognized under any defined benefit pension plan or any retiree medical plan to the extent that such recognition would result in any duplication of benefits for the same period of service.

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(e) With respect to any welfare benefit plan maintained by Parent or any of its subsidiaries in which any Company Employee is eligible to participate after the Effective Time, Parent shall use commercially reasonable efforts to, or shall cause the Surviving Corporation to use commercially reasonable efforts to, (i) waive or cause to be waived any limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding and comparable welfare Company Benefit Plan in which such employees participated immediately prior to the Effective Time and (ii) provide Company Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements for such year to the extent applicable under any such plan in which they will be eligible to participate.

(f) With respect to any Company Employees based outside of the United States, Parent’s obligations under this Section 5.05 shall be modified to the extent necessary to comply with applicable Laws of the foreign countries and political subdivisions thereof in which such Company Employees are based.

(g) The provisions of this Section 5.05 are solely for the benefit of the parties to this Agreement, and no Company Employee or any other Person (including any beneficiary or dependent thereof) shall be a third-party beneficiary of this Agreement (except to the extent provided in Section 8.07 with respect to Section 5.06), and no provision of this Section 5.05 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan or Company Benefit Agreement or any employee program or any plan or arrangement of Parent or any of its subsidiaries.

Section 5.06 Indemnification. (a) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (and rights to advancement of expenses) now existing in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of the Company Subsidiaries or any of their respective predecessors (each, an “Indemnified Party”) as provided in the Company Articles, the Company Bylaws, the organizational documents of any Company Subsidiary or any indemnification agreement between such Indemnified Party and the Company or any of the Company Subsidiaries that is in effect as of the date of this Agreement and that has been made available to Parent (i) shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, (ii) shall survive the Merger, (iii) shall continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iv) for a period of six years following the date of this Agreement, shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party. Parent shall ensure that the Surviving Corporation complies with and honors the foregoing obligations.

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(b) Without limiting Section 5.06(a) or any rights of any Indemnified Party pursuant to any indemnification agreement, from and after the Effective Time, in the event of any threatened or actual Proceeding, whether civil or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Party is or was a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company, any of the Company Subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the Transactions, whether in any case asserted or arising before or after the Effective Time, Parent and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless, as and to the fullest extent permitted by applicable Law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Proceeding to each Indemnified Party to the fullest extent permitted by applicable Law upon receipt of any undertaking required by applicable Law), Judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Proceeding; provided, that any expenses advanced to an Indemnified Party pursuant to this sentence shall be paid by Parent within 20 calendar days following receipt of a reasonably detailed request therefor, together with an undertaking by such Indemnified Party to repay all amounts so advanced in the event it is ultimately determined by a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification). None of Parent or the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing to such settlement, compromise or consent. Parent and the Surviving Corporation shall cooperate with an Indemnified Party in the defense of any matter for which such Indemnified Party could seek indemnification hereunder. Parent’s and the Surviving Corporation’s obligations under this Section 5.06(b) shall continue in full force and effect for the period beginning upon the acceptance for payment of, and payment by Merger Sub for, any shares of Company Common Stock pursuant to the Merger and ending six years from the Effective Time; provided that all rights to indemnification in respect of any Proceeding asserted or made within such period shall continue until the final disposition of such Proceeding.

(c) At or prior to the Effective Time, the Company or Parent (following reasonable consultation with the Company and with the Company’s assistance and cooperation) may obtain and fully pay the premium for “tail” directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the Effective Time (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions) for the period beginning upon the Effective Time and ending six years from the Effective Time, covering each Indemnified Party and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are in the aggregate, no less favorable to any Indemnified Party than those of the Company’s directors’ and officers’ liability insurance policies in effect on the date of this Agreement (the “Existing D&O Policies”); provided that the aggregate cost of any such “tail” insurance policies shall not exceed 350%

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of the aggregate annual premium paid by the Company for the Existing D&O Policies (which amount the Company represents and warrants is set forth in Section 5.06(b) of the Company Disclosure Letter). If such “tail” insurance policies have been obtained, Parent shall cause such “tail” insurance policies to be maintained in full force and effect, for their full term, and cause all of its obligations thereunder to be honored by it and the Surviving Corporation. In the event that such “tail” insurance policies are not obtained, then, for the period beginning upon the Effective Time and ending six years from the Effective Time, Parent shall maintain in effect the Existing D&O Policies in respect of acts or omissions occurring at or prior to the Effective Time (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions); provided that neither Parent nor the Surviving Corporation shall be required to pay an aggregate annual premium for such insurance policies in excess of 350% of the annual premium paid by the Company for the Existing D&O Policies; provided further that if the annual premium of such insurance coverage exceeds such amount, Parent or the Surviving Corporation shall be obligated to obtain the most advantageous policies available for an annual premium equal to such amount; and provided further that Parent may substitute therefor policies of a reputable and financially sound insurance company containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any Indemnified Party.

(d) In the event that (i) Parent or the Surviving Corporation or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or a substantial portion of its properties and other assets to any Person or (ii) Parent or any of its successors or assigns dissolves the Surviving Corporation, then, and in each such case, Parent shall cause proper provision to be made so that the applicable successors and assigns or transferees expressly assume the obligations set forth in this Section 5.06.

(e) The obligations of Parent and the Surviving Corporation under this Section 5.06 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.06 applies without the consent of such affected Indemnified Party. The provisions of this Section 5.06 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives, and are in addition to, and not in substitution for, any other rights to which each Indemnified Party is entitled, whether pursuant to Law, contract or otherwise.

(f) Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Insured Party in enforcing the indemnity and other obligations provided in this Section 5.06.

Section 5.07 Fees and Expenses. (a) Except as set forth in Section 5.02, Section 5.06, this Section 5.07 and Section 5.09, all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b) The Company shall pay to Parent a fee of $161,280,000 (the “Company Termination Fee”) if:

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(i) the Company terminates this Agreement pursuant to Section 7.01(f);

(ii) Parent terminates this Agreement pursuant to Section 7.01(c); or

(iii) after the date of this Agreement, a Company Takeover Proposal is publicly proposed or announced or made known to the Company Board (whether or not conditional and whether or not withdrawn) and thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(i) or Section 7.01(h) or by Parent pursuant to Section 7.01(d) or Section 7.01(g) and (B) within twelve months after such termination the Company enters into a definite agreement to consummate, or consummates, a Company Takeover Proposal.

For purposes of this Section 5.07(b), the term “Company Takeover Proposal” shall have the meaning set forth in the definition of Company Takeover Proposal contained in Section 4.03(e) except that all references to 20% shall be deemed references to 50%. Any fee due under this Section 5.07(b) shall be paid by wire transfer of same-day funds to an account designated by Parent, (1) in the case of clause (i) above, prior to or simultaneously with such termination of this Agreement, (2) in the case of clause (ii) above, within two business days after the date of such termination of this Agreement and (3) in the case of clause (iii) above, within two business days of the consummation of such Company Takeover Proposal. The parties hereto acknowledge and agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(c) Acceptance by Parent of the fee due under Section 5.07(b)(i) shall constitute acceptance by Parent of the validity of any termination of this Agreement under Section 7.01(f). In the event the Company Termination Fee described in this Section 5.07 is paid to Parent, such Company Termination Fee shall constitute the sole and exclusive remedy of Parent and Merger Sub against the Company and the Company Subsidiaries and their respective current, former or future Representatives for any loss suffered as a result of the failure of the Transactions to be consummated, and upon payment of the Company Termination Fee, none of the Company or the Company Subsidiaries or any of their respective current, former or future Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions; provided, however, that the foregoing shall not apply to any loss suffered as a result of any fraud by the Company or any Company Subsidiary, or any Willful and Material breach by the Company or any Company Subsidiary of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(d) In the event that this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(h) or by Parent pursuant to Sections 7.01(g), then, in each case, the Company shall pay Parent or its designees by wire transfer of same day funds, as promptly as possible (but in any event within two business days) following the delivery by Parent of an invoice therefor, all reasonably documented out-of-pocket fees and expenses incurred by Parent, Merger Sub and their respective affiliates in connection with the Transactions (not to exceed $20,000,000) (the “Parent Expenses”). To

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the extent either Parent or the Company terminates pursuant to Section 7.01(h) or Parent terminates pursuant to Sections 7.01(d) or 7.01(g), and thereafter the Company becomes obligated to pay Parent the Company Termination Fee pursuant to Section 5.07(b)(iii) after having paid Parent any amount in Parent Expenses pursuant to this Section 5.07(d), the Company shall be obligated to pay only such portion of the Company Termination Fee that exceeds the amount paid by the Company to Parent in Parent Expenses pursuant to this Section 5.07(d).

(e) Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable attorney’s fees) interest, awards, judgments and penalties suffered or incurred in connection with Section 5.17, other than any of the foregoing that result from fraud or intentional misconduct by the Company or the Company Subsidiaries. Promptly following termination of this Agreement, Parent shall reimburse the Company for all reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred by the Company or its Subsidiaries in connection with Section 5.17.

Section 5.08 Public Announcements. Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national or foreign securities exchange and except as contemplated, permitted or required by Section 4.03. The parties agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties. This Section 5.08 shall not apply to any disclosure of information concerning this Agreement in connection with any dispute between the parties regarding this Agreement.

Section 5.09 Transfer Taxes. Except as provided in Section 2.08(b) of this Agreement, all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (“Transfer Taxes”) incurred in connection with the Transactions shall be paid by either Merger Sub or the Surviving Corporation, and the Company shall cooperate with Merger Sub and Parent in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes that are filed prior to the Effective Time.

Section 5.10 Shareholder Litigation. Until the termination of this Agreement in accordance with Article VII, the Company shall provide Parent an opportunity to participate in, but not control, the defense or settlement of (which shall include the right to review and to propose comments to all material filings or responses to be made by the Company in connection with) any shareholder litigation against the Company and its directors relating to any Transaction, and the Company shall give reasonable and good faith consideration to any comments proposed by Parent to any material filings or responses made in connection with such litigation. Notwithstanding anything to the contrary in this Agreement, in no event shall the Company enter into, agree to or disclose any full or partial settlement with respect to such shareholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned; provided that Parent shall not be obligated to consent to any settlement that would result in the imposition of any equitable relief or restriction on the business or

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operations of the Company or any of the Company Subsidiaries or affiliates or that does not contain a full release of Parent and its affiliates. Each of Parent and the Company shall notify the other promptly of the commencement of any such shareholder litigation of which it has received notice and keep the other party reasonably informed with respect to the status of any such shareholder litigation.

Section 5.11 Rule 16b-3 Matters. The Company shall take all reasonable steps as may be required to cause any dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 under the Exchange Act.

Section 5.12 Merger Sub and Surviving Corporation Compliance. Parent shall cause Merger Sub or the Surviving Corporation, as applicable, to comply with all of its respective obligations under this Agreement and Merger Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

Section 5.13 Stock Exchange De-listing. The Surviving Corporation shall cause the Company’s securities to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time.

Section 5.14 No Control of Other Party’s Business. Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or the Company Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries’ respective operations.

Section 5.15 CFIUS Approval. Notwithstanding anything to the contrary in this Agreement, Parent and the Company shall, and shall cause their respective affiliates to, take any and all steps necessary to obtain CFIUS Approval, including by, promptly after the date hereof making any draft and final filings required in connection with the CFIUS Approval in accordance with the DPA (and in any event, no later than (i) 10 business days after the date of this Agreement, or as otherwise agreed among the parties hereto or their respective advisors after consultation with CFIUS, in respect of the filing of a draft joint voluntary notice to CFIUS and (ii) promptly after receipt of all comments to the draft joint voluntary notice from CFIUS in respect of a final joint voluntary notice to CFIUS), and providing any information requested by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS review or investigation of the Transactions; provided that (x) the Company shall not be obligated to agree to, commit or effect, any Remedial Action unless such Remedial Action is conditioned upon, or will occur subsequent to, consummation of the Transactions and (y) Parent and its subsidiaries shall not be required to, and the Company and the Company Subsidiaries shall not, without the prior written consent of Parent, take any Remedial Action, or commit to take any Remedial Action, or agree to any Remedial Action contemplated in this Section 5.15 that would, or would reasonably be expected to be a Burdensome Condition.

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Section 5.16 Notification of Certain Actions.

(a) The Company shall promptly notify Parent of (i) any inaccuracy of any representation or warranty of the Company contained herein in any material respect at any time during the term hereof and (ii) any failure of the Company (or the Company Subsidiaries) to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it hereunder, in the case of each of clauses (i) and (ii), if and only to the extent that such inaccuracy, or such failure, would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Transactions set forth in Article VI to fail to be satisfied ; provided that the delivery of any notice pursuant to this Section 5.16 shall not affect or be deemed to modify any representation or warranty (or cure any inaccuracy thereof) of the Company set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement or the remedies available to the parties hereunder.

(b) Parent shall promptly notify the Company of (i) any inaccuracy of any representation or warranty of Parent contained herein in any material respect at any time during the term hereof and (ii) any failure of Parent (or its subsidiaries) to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it hereunder, in the case of each of clauses (i) and (ii), if and only to the extent that such inaccuracy, or such failure, would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Transactions set forth in Article VI to fail to be satisfied; provided that the delivery of any notice pursuant to this Section 5.16 shall not affect or be deemed to modify any representation or warranty (or cure any inaccuracy thereof) of Parent and Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Transactions or the remedies available to the parties hereunder.

Section 5.17 Repayment of Existing Indebtedness.

(a) If requested by Parent in writing, the Company shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause each of the Company Subsidiaries to, commence, as promptly as reasonably practicable after the receipt of a written request from Parent to do so, one or more tender, exchange or change of control offers for, and any related consent solicitations with respect to, the Company’s 4.75% Senior Notes due 2019 (the “Company Notes”) on such terms and conditions as specified and reasonably requested by Parent, including any extension or amendment that may reasonably be requested by Parent, all in compliance with all applicable terms and conditions of the indenture governing the Company Notes (the “Company Notes Indenture”) and applicable Law (any such offer or consent solicitation, a “Company Notes Offer”); provided that (i) Parent shall have timely provided the Company with the applicable offer to purchase, the related letter of transmittal (if applicable) and other related documents (collectively, the “Offer Documents”) and (ii) the closing of the Company Notes Offer shall be conditioned on the Closing. The Company shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause the Company Subsidiaries and the Company’s Representatives to, provide cooperation reasonably requested by Parent in connection with Parent’s efforts to effect any Company Notes Offer. Parent shall ensure that at the Effective Time, the Surviving Corporation shall have all funds necessary to pay any consideration required to be paid in connection with any Company Notes Offer on the Closing Date.

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(b) If requested by Parent in writing, the Company shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause each of the Company Subsidiaries to, take any actions requested by Parent that are reasonably necessary or advisable for the payoff, satisfaction, discharge and/or defeasance of the Company Notes and the Company Notes Indenture, and shall pay-off, redeem or satisfy, discharge and/or defease, as applicable, the Company Notes in accordance with and pursuant to the terms of the Company Notes Indenture (the “Company Notes Payoff”), including taking any action reasonably necessary or advisable to obtain evidence therefor; provided that any such action described above shall not be required unless it can be conditioned on the occurrence of the Closing; provided further that (i) Parent shall ensure that at the Effective Time, the Surviving Corporation shall have all funds necessary to effect the Company Notes Payoff and (ii) at the Closing, Parent, or the Company at the direction of Parent, shall deposit, or cause to be deposited, with the appropriate trustee, agent or other recipient, funds sufficient to actually effect such payoff, redemption, satisfaction, discharge and/or defeasance. The Company shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause the Company Subsidiaries and the Company Representatives to, provide cooperation reasonably requested by Parent in connection with Parent’s efforts to effect any Company Notes Payoff.

(c) In the event that the Company commences a Company Notes Offer, the Company covenants and agrees that, promptly following any related early consent period or consent solicitation expiration date, assuming the requisite consents are received, each of the Company and the Company Subsidiaries as is necessary shall (and shall use their commercially reasonable efforts to cause the applicable trustee or agent to) execute a supplemental indenture or amendment to the Company Notes Indenture, which shall implement the amendments described in the Offer Documents, subject to the terms and conditions of this Agreement (including the conditions to the Company Notes Offer) and the Company Notes Indenture. The effectiveness of such supplemental indenture or amendment shall be conditioned on the occurrence of the Closing.

(d) Parent shall prepare all necessary and appropriate documentation in connection with any Company Notes Offer or Company Notes Payoff, including the Offer Documents, as applicable and the Company shall have a reasonable opportunity to review and comment upon such documents. The parties hereto shall, and shall cause their respective Subsidiaries to, reasonably cooperate with each other in the preparation of any Offer Documents, other appropriate documents and any amendment or supplement thereto (including as described below). The Company shall use its commercially reasonable efforts to, to the extent requested, keep Parent reasonably informed regarding the status, results and timing of any Company Notes Offer. If, at any time prior to the completion of any Company Notes Offer, the Company or any of the Company Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Offer Documents so that the Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order

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to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated by or on behalf of the Company or its Subsidiaries to the holders of the Company Notes.

(e) In connection with any Company Notes Offer and any Company Debt Payoff, Parent may select one or more dealer managers, information agents, depositaries and other agents, in each case as shall be reasonably acceptable to the Company, to provide assistance in connection therewith and the Company shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause the Company Subsidiaries to, enter into customary agreements with such parties so selected; provided that neither the Company nor any of the Company Subsidiaries shall be required to indemnify, defend or hold harmless, or pay the fees or reimburse the costs and expenses of, any such party.

(f) Parent intends to repay the Bank Facilities at or promptly following Closing. If Parent determines not to repay the Bank Facilities, the Company will (and will cause the Company Subsidiaries to) reasonably cooperate with Parent in Parent’s efforts to negotiate either the refinancing or the waivers required to keep the Bank Facilities outstanding following Closing; provided that any such action described above shall not be effected unless it is conditioned on the occurrence of the Closing.

(g) All reasonable and documented out-of-pocket fees and expenses incurred by the Company and the Company Subsidiaries pursuant to this Section 5.17 shall be reimbursed by Parent if the Closing shall not occur.

(h) Notwithstanding anything in this Agreement to the contrary, neither the pendency or consummation of any transaction contemplated by this Section 5.17 will be a condition to Parent’s or Merger Sub’s obligations to consummate the Merger.

Section 5.18 Termination of Affiliate Arrangements. The Company shall, and shall cause each Company Subsidiary to, immediately prior to Closing, execute and deliver such releases, termination agreements and discharges as are necessary to terminate all significant arrangements, commitments, contracts and understandings, set forth on Section 5.18 of the Company Disclosure Letter, among the Company or any of the Company Subsidiaries, on the one hand, and any of their affiliates (other than the Company and the Company Subsidiaries), on the other hand.

ARTICLE VI

Conditions Precedent to the Merger

Section 6.01 Conditions to Each Party’s Obligation. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Shareholder Approval. The Company Shareholder Approval shall have been obtained.

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(b) No Legal Restraints. No Judgment issued by any Governmental Entity of competent jurisdiction or Law or other legal prohibition (collectively, “Legal Restraints”) preventing or prohibiting the consummation of the Merger or imposing a Burdensome Condition shall be in effect; provided that the party seeking to assert this condition shall have complied with its obligations under Section 5.03 in respect of any such Legal Restraint.

(c) CFIUS Approval. The parties shall have obtained CFIUS Approval.

(d) Information Statement. If the Company Shareholder Approval is obtained by means of the Shareholder Consent, then the Information Statement shall have been mailed to the Company’s shareholders in accordance with Section 5.01 and Section 14C of the Exchange Act at least 20 calendar days prior to the Closing Date.

(e) Antitrust. Any waiting period under the HSR Act and any Foreign Antitrust Law of any jurisdiction listed on Section 6.01(e) of the Company Disclosure Letter (the “Required Jurisdictions”) applicable to the consummation of the Merger shall have expired or been terminated and all Consents or approvals required to consummate the Merger under any Foreign Antitrust Law in any Required Jurisdiction shall have been obtained.

(f) No Litigation. There shall be no pending Proceeding commenced by a Governmental Entity in (i) a United States District Court or (ii) a court in Canada that, in each case, is seeking a Judgment that challenges or seeks to enjoin the Merger under the antitrust laws of the U.S. or Canada, as applicable.

Section 6.02 Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.

(i) The representations and warranties of the Company set forth in Article II (other than those set forth in Sections 2.02(a)-(d) and Section 2.08(a)) shall be true and correct as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date), other than for such failures to be true and correct that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect (for purposes of determining the satisfaction of this condition, without regard to any qualifications or exceptions contained therein as to “materiality” or “Company Material Adverse Effect”, it being agreed that with respect to any representation or warranty with respect to which effects resulting from or arising in connection with the matters set forth in clause (G) of the definition of “Company Material Adverse Effect” are not excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, such effects shall similarly not be excluded for purposes of this clause (ii)(A)), (B) the representations and

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warranties of the Company set forth in Section 2.02(a)-(d) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date), and (C) the representations and warranties of the Company set forth in Section 2.08(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, as though made as of the Closing Date, except to the extent such representations and warranties expressly relate to a specified date (in which case on and as of such specified date);

(ii) Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and chief financial officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(d) Antitrust. Any waiting period under the HSR Act and any Foreign Antitrust Law of any Required Jurisdiction applicable to the consummation of the Merger shall have expired or been terminated and all Consents or approvals required to consummate the Merger under any Foreign Antitrust Law in any Required Jurisdiction shall have been obtained, in each case, without the imposition of a Burdensome Condition.

Section 6.03 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained herein that are qualified as to materiality shall be true and correct (as so qualified), and the representations and warranties of Parent and Merger Sub contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. The Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

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(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

Section 6.04 Frustration of Closing Conditions. Neither Parent nor Merger Sub may rely on the failure of any condition set forth in Section 6.01, 6.02 or 6.03 to be satisfied if such failure was caused by the failure of Parent or Merger Sub to perform any of its obligations under this Agreement.

ARTICLE VII

Termination, Amendment and Waiver

Section 7.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Shareholder Approval has been obtained:

(a) by mutual written consent of Parent, Merger Sub and the Company;

(b) by either Parent or the Company:

(i) if the Effective Time has not occurred on or before October 26, 2015 (the “Outside Date”); provided that, if on such Outside Date all of the conditions to Closing set forth in Sections 6.01, 6.02 and 6.03 shall have been satisfied or waived other than (A) the conditions set forth in Sections 6.01(e), 6.01(f) and Section 6.02(d), (B) the conditions set forth in Section 6.01(b) (as they relate to the conditions set forth in Section 6.01(e)) and (C) those conditions that are by their nature to be satisfied at the Closing, then the Outside Date shall be extended from October 26, 2015 to April 26, 2016 (in the case of any such extension, such date shall then be the “Outside Date”); provided further that the right to terminate this Agreement pursuant to this Section 7.01(b)(i) shall not be available to any party if the failure to consummate the Merger is primarily due to a material breach of this Agreement such party; or

(ii) if any Legal Restraint permanently preventing or prohibiting the Merger shall be in effect and shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this clause (ii) shall have complied in all material respects with its obligations under Section 5.03 in respect of any such Legal Restraint;

(c) by Parent, in the event an Adverse Recommendation Change has occurred;

(d) by Parent, if the Company breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of the conditions set forth in Section 6.02(a) and Section 6.02(b) and (ii) cannot be or has not been cured prior to the earlier of (x) 30 calendar days after the giving of written notice to the Company of such breach and (y) the Outside Date (provided that Parent and Merger Sub are not then in material breach of any representation, warranty or covenant contained in this Agreement);

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(e) by the Company, if Parent or Merger Sub breaches or fails to perform any of its representations, warranties or covenants contained in this Agreement (without regard to any qualifications or exceptions contained therein as to materiality or Parent Material Adverse Effect), which breach or failure to perform (i) had or would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect and (ii) has not been cured prior to the earlier of (x) 30 calendar days after the giving of written notice to Parent or Merger Sub of such breach and (y) the Outside Date (provided that the Company is not then in material breach of any representation, warranty or covenant contained in this Agreement); or

(f) by the Company in accordance with Section 7.04(b).

(g) by Parent, if the Shareholder Consent, duly executed by the Persons set forth on Section 7.01 of the Company Disclosure Letter and representing at least 50.1% of the outstanding shares of Company Common Stock, shall not have been delivered to Parent and the Company within one (1) hour following the time of execution of this Agreement; or

(h) by either Parent or the Company, if the Company Shareholder Approval has not been obtained upon a vote taken thereon at the Company Shareholders’ Meeting duly convened therefor or at any adjournment or postponement thereof; provided, that neither Parent nor the Company may terminate this Agreement pursuant to this clause (h) if the Shareholder Consent has been executed and delivered to Parent and the Company pursuant to Section 5.01(b).

Section 7.02 Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or Merger Sub, on the one hand, or the Company, on the other hand (except to the extent that such termination results from fraud by a party or the Willful and Material Breach by a party of any representation, warranty or covenant set forth in this Agreement, which fraud or Willful and Material Breach, and liability therefor, shall not be affected by termination of this Agreement or any payment of the Company Termination Fee pursuant to Section 5.07(b) or Parent Expenses pursuant to Section 5.07(d)), other than provisions of Section 2.19, Section 3.06, the last sentence of Section 5.02, Section 5.07, this Section 7.02 and Article VIII, which provisions shall survive such termination.

Section 7.03 Amendment; Extension; Waiver. (a) This Agreement may be amended by the parties at any time before or after receipt of the Company Shareholder Approval. At any time prior to the Effective Time, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (iii) waive compliance with any of the agreements or conditions contained in this Agreement. Notwithstanding the foregoing, (A) after receipt of the Company Shareholder Approval, there shall be made no amendment, extension or waiver that by Law requires further approval by the shareholders of the Company without the further approval of such shareholders and (B) no amendment shall be made to this Agreement after the Effective Time.

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(b) This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. Any agreement on the part of a party to any extension or waiver with respect to this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 7.04 Procedure for Termination, Amendment, Extension or Waiver. (a) A termination of this Agreement pursuant to Section 7.01 or an amendment of this Agreement or an extension or waiver with respect to this Agreement pursuant to Section 7.03 shall, in order to be effective, require, in the case of Parent, Merger Sub or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors. Termination of this Agreement pursuant to Section 7.01 shall not require the approval of the shareholders of the Company.

(b) The Company may terminate this Agreement pursuant to Section 7.01(f) only if, prior to 11:59 p.m. New York City time on the Written Consent End Date or the Company Shareholder Approval Time, as applicable, (i) the Company Board has received a Superior Company Proposal that did not primarily result from a breach of the Company’s obligations under Section 4.03, (ii) the Company Board has complied with the provisions of Section 4.03, (iii) the Company has paid, or simultaneously with the termination of this Agreement pays, the fee due under Section 5.07 that is payable if this Agreement is terminated pursuant to Section 7.01(f) and (iv) substantially concurrently with the termination of this Agreement, the Company enters into a binding agreement in respect of the Superior Proposal.

ARTICLE VIII

General Provisions

Section 8.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time. The Confidentiality Agreement shall (a) survive termination of this Agreement in accordance with its terms and (b) terminate as of the Effective Time; provided, that, notwithstanding the foregoing, (x) any provisions of the Confidentiality Agreement that conflict with this Agreement shall be superseded by this Agreement and (y) all standstill or similar provisions in the Confidentiality Agreement shall terminate and no longer have effect following the execution of this Agreement.

Section 8.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

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(a)	if to Parent or Merger Sub, to

Cap Gemini S.A.
Place de l’Etoile
11, rue de Tilsitt
75017 Paris, France
	Attention:	Isabelle Roux-Chenu, Group General Counsel
Pierre Yves Cros, Chief Development Officer
	Email:	isabelle.roux-chenu@capgemini.com
pierre-yves.cros@capgemini.com

and

Capgemini North America, Inc.
623 Fifth Avenue, 33rd Floor
New York, NY 10022
	Attention:	Michael Chayet, General Counsel North America
Robert Cowell, Director of Tax - U.S.
	Email:	michael.chayet@capgemini.com
robert.cowell@capgemini.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
USA
	Attention:	Howard L. Ellin
C. Michael Chitwood
	Email:	howard.ellin@skadden.com
michael.chitwood@skadden.com

Skadden, Arps, Slate, Meagher & Flom LLP
68, rue du Faubourg
Saint-Honoré 75008
France
	Attention:	Armand W. Grumberg
Arash Attar-Rezvani
	Email:	armand.grumberg@skadden.com
arash.attar@skadden.com

(b)	if to the Company, to

IGATE Corporation
100 Somerset Corporate Blvd., 5th floor
Bridgewater, NJ 08807
USA
	Attention:	Jeffrey Friedel, SVP – Legal
	Email:	Jeffrey.Friedel@igate.com

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with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
USA
Attention:	Sarkis Jebejian, P.C.
Srinivas Kaushik
David Feirstein
Email:	sarkis.jebejian@kirkland.com
skaushik@kirkland.com
david.feirstein@kirkland.com

Pepper Hamilton LLP
Suite 5000, 500 Grant Street
Pittsburgh, PA 15219
USA
Attention:	James Barnes
Valerie Demont
John Duke
Email:	barnesj@pepperlaw.com
demontv@pepperlaw.com
dukej@pepperlaw.com

Section 8.03 Definitions. For purposes of this Agreement:

(i) An “affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

(ii) “Bank Facilities” means, collectively, (1) the Facilities Agreement, (2) the Revolving Facility, (3) that certain credit facility letter dated May 27, 2012 between iGate Global Solutions Limited and Standard Chartered Bank, (4) that certain working capital facility dated March 10, 2015 between iGate Global Solutions Ltd and JPMorgan Chase Bank, N.A. and (5) that certain trade finance facility letter dated February 26, 2015 between iGate Global Solutions Ltd and The Hongkong and Shanghai Banking Corporation Ltd.

(iii) “Book-Entry Shares” means shares of Company Common Stock not represented by certificates and held in the Direct Registration System.

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(iv) A “business day” means any day, other than a Saturday, a Sunday or any day on which banks in New York, New York, or Paris, France are required or authorized by Law to be closed.

(v) “CFIUS” means the Committee on Foreign Investment in the United States.

(vi) “CFIUS Approval” means (i) a written notice issued by CFIUS that it has concluded a review or investigation of the notification voluntarily provided pursuant to the DPA (as defined below) with respect to the Transactions and has terminated all action under the DPA or (ii) if CFIUS has sent a report to the President of the United States requesting the President’s decision and (x) the President has announced a decision not to take any action to suspend or prohibit the Transactions or (y) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after 15 calendar days from the date the President received such report from CFIUS.

(vii) “Company Material Adverse Effect” means any change, event, effect or occurrence that (i) has a material adverse effect on the business, assets, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) prevents or materially delays the consummation of the Merger and the other Transactions or the ability of the Company to perform its obligations under this Agreement in any material respect; provided that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been a Company Material Adverse Effect: any change, event, effect or occurrence that results from or arises in connection with (A) general conditions in the industries in which the Company and the Company Subsidiaries operate, (B) general economic or regulatory, legislative or political conditions (or changes therein) or securities, credit, financial or other capital markets conditions (including changes generally in prevailing interest rates, currency exchange rates, credit markets and price levels or trading volumes), in each case in the United States, the European Union, India or elsewhere in the world, (C) any change or prospective change in applicable Law or GAAP (or interpretation or enforcement thereof), (D) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, terrorism or any epidemics, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism or any epidemics, (E) any hurricane, tornado, flood, volcano, earthquake or other natural or man-made disaster or any other national or international calamity or crises, (F) the failure, in and of itself, of the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of the Company Common Stock or the credit rating of the Company (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Company Material Adverse Effect if such facts are not otherwise excluded under this definition), (G) the announcement, pendency and consummation of any of the

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Transactions, including (x) any Proceeding in respect of this Agreement or any of the Transactions, (y) the loss of or change in relationship with any customer, supplier, vendor or other business partner or (z) the departure of any employee or officer of the Company or any of the Company Subsidiaries, in each case, to the extent arising from such announcement, pendency and consummation, (H) the compliance with the covenants contained in this Agreement, (I) (1) any action taken by the Company or any of the Company Subsidiaries at Parent’s written request or with Parent’s written consent or (2) the failure to take any action by the Company or any of the Company Subsidiaries if that action is prohibited by this Agreement to the extent that Parent fails to give its consent after receipt of a written request therefor and (J) the identity of, or any facts or circumstances relating to, Parent, Merger Sub or their respective affiliates, including the loss of or change in relationship with any customer, supplier, vendor or other business partner or the departure of any employee or officer of the Company or any of the Company Subsidiaries, in each case, to the extent arising therefrom, except, in the case of clause (A), (B), (C), (D) or (E), to the extent that the Company and the Company Subsidiaries, taken as a whole, are materially disproportionately affected thereby as compared with other participants in the industries in which the Company and the Company Subsidiaries operate (in which case the incremental materially disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect).

(viii) “Direct Registration System” means the service that provides for electronic direct registration of securities in a record holder’s name on the Company’s transfer books and allows shares to be transferred between record holders electronically.

(ix) “DPA” means Section 721 of the Defense Production Act of 1950, as amended, including the implementing regulations thereof codified at 31 C.F.R. Part 800.

(x) “Government Contract” means any Contract to which the Company or any Company Subsidiary is a party, or by which any of them are bound, the ultimate contracting party of which is a Governmental Entity (including any subcontract with a prime contractor or other subcontractor who is party to such Contract).

(xi) “knowledge” means (1) in the case of the Company, the actual knowledge following reasonable inquiry, as of the date of this Agreement, of the individuals listed on Section 8.03(x)(1) of the Company Disclosure Letter and (2) in the case of Parent and Merger Sub, the actual knowledge following reasonable inquiry, as of the date of this Agreement, of the individuals listed on Section 8.03(x)(2) of the Company Disclosure Letter.

(xii) “made available” means (unless otherwise specified), with respect to a particular document, item or other piece of information, inclusion and availability in the virtual data room hosted by Merrill Corporation in connection with the Transactions on or prior to 8:00 a.m. New York time on the business day prior to the execution of this Agreement (or, if this Agreement is executed on any day other than a Sunday or a Monday, the second business day prior to the execution of this Agreement).

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(xiii) “Parent Material Adverse Effect” means any change, effect, event or occurrence that prevents or materially delays (a) the consummation of the Merger and the other Transactions or (b) the ability of Parent to perform its obligations under this Agreement in any material respect.

(xiv) A “Person” means any individual, firm, corporation, partnership, company, limited liability company, estate, trust, joint venture, association, organization, Governmental Entity or other entity of any kind or nature.

(xv) A “Representative” of any Person means such Person’s officers, directors, employees, investment bankers, attorneys, other advisors or other representatives.

(xvi) A “subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

(xvii) “Takeover Statute” means (a) Subchapters D, E, F, G, H, I and J of Chapter 25 of the PBCL, and (b) any similar takeover, control share or interested shareholder business combination statutes or regulations of any other state of the United States.

(xviii) “Willful and Material Breach” means an intentional and willful material breach, or an intentional and willful material failure to perform, in each case that is the consequence of an act or omission by a party with the actual knowledge that the taking of such act or failure to take such act would cause a breach of this Agreement.

(xix) “Written Consent End Date” means the date that is the later of (i) 30 calendar days after the date hereof and (ii) if the Company has delivered to Parent notice of a Superior Company Proposal pursuant to Section 4.03(b) on or prior to the date that is 30 calendar days after the date hereof, then the end of the Match Period.

Section 8.04 Interpretation. The headings contained in this Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any terms used in the Company Disclosure Letter, any Exhibit or any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have the meaning as defined in

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this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning as the word “shall”. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “or” shall not be exclusive. The phrase “date of this Agreement” shall be deemed to refer to April 25, 2015. All references to “dollars” or “$” shall refer to the lawful currency of the United States. Unless the context requires otherwise (i) any definition of or reference to any Contract, instrument or other document or any Law herein shall be construed as referring to such Contract, instrument or other document or Law as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (iv) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.05 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that Transactions are fulfilled to the extent possible.

Section 8.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page of this Agreement by electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.07 Entire Agreement; Third-Party Beneficiaries; No Other Representations or Warranties. (a) This Agreement, the Voting Agreement and the Confidentiality Agreement (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter of this Agreement, the Voting Agreement and the Confidentiality Agreement and (ii) except for Section 5.06, are not intended to confer upon any Person other than the parties any rights or remedies. Notwithstanding clause (ii) of the immediately preceding sentence, following the Effective Time the provisions of Article I shall be enforceable by holders of Certificates and holders of Book-Entry Shares and the provisions of Section 5.04 shall be enforceable by holders of awards under the Company Stock Plan.

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(b) Except for the representations and warranties contained in Article II, each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of the Company Subsidiaries or with respect to any other information made available to Parent or Merger Sub in connection with the Transactions. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s or Merger Sub’s use of, any projections or forecasts made available to Parent or Merger Sub in certain “data rooms” or management presentations in expectation of the Transactions, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in Article III.

(c) Except for the representations and warranties contained in Article III, the Company acknowledges that none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information made available to the Company in connection with the Transactions.

Section 8.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 8.09 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties; provided that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Merger Sub of any of its obligations under this Agreement; provided further that no such assignment shall materially impede or delay the consummation of the Transactions. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.10 Specific Enforcement; Jurisdiction. (a) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any court referred to in Section 8.10(b), without proof of damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The right to

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specific enforcement shall include the right of the Company to cause Parent and Merger Sub to cause the Merger and the other Transactions to be consummated on the terms and subject to the conditions set forth in this Agreement. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the parties acknowledges and agrees that the right of specific enforcement is an integral part of the Transactions and without such right, none of the parties would have entered into this Agreement. If, prior to the Outside Date, any party brings any Proceeding, in each case in accordance with Section 8.10(b), to enforce specifically the performance of the terms and provisions hereof by any other party to consummate the Transactions, and at such time all conditions to each party’s obligations to Closing are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing or are capable of being satisfied at the Closing or those conditions that relate to the subject matter of the Proceeding for specific performance), the Outside Date shall automatically be extended by (i) the amount of time during which such Proceeding is pending, plus five business days or (ii) such other time period established by the court presiding over such Proceeding, as the case may be.

(b) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania (and, to the extent the United States District Court for the Eastern District of Pennsylvania does not have subject matter jurisdiction, the jurisdiction of the courts of the Commonwealth of Pennsylvania in Philadelphia County) (the “Chosen Courts”), for the purpose of any Proceeding arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in the Chosen Courts. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Chosen Courts in the event any Proceeding arises out of this Agreement, the Merger or any of the other Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, (iii) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Agreement, the Merger or any of the other Transactions, on behalf of itself or its property, by U.S. registered mail, (A) in the case of the Company, to the Company’s address set forth in Section 8.02, and (B), in the case of Parent or Merger Sub, to the Process Agent in accordance with Section 8.10(c) (provided that nothing in this Section 8.10(b) shall affect the right of any party to serve legal process in any other manner permitted by Law) and (iv) agrees that it will not bring any Proceeding relating to this Agreement, the Merger or any of the other Transactions in any court other than the Chosen Courts. The parties hereto agree that a final trial court Judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the Judgment or in any other manner provided by Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-Judgment relief regarding, or any appeal from, such final trial court Judgment.

(c) Parent and Merger Sub hereby irrevocably designate AAAgent Services, LLC (in such capacity, the “Process Agent”), with an office at 125 Locust Street, Harrisburg, Pennsylvania, 17101, as its designee, appointee and agent to receive, for and on its behalf service of process in any Proceeding arising out of or relating to this Agreement, the Merger or any of the other Transactions, and such service shall be deemed

66

complete upon delivery thereof to the Process Agent; provided that in the case of any such service upon the process agent, the party effecting such service shall also deliver a copy thereof to each other such party in the manner provided in Section 8.02 of this Agreement. Parent shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that Parent will at all times have an agent for service of process for the above purposes in the Commonwealth of Pennsylvania.

(d) This Section 8.10 shall not be construed as a waiver of the parties’ right to seek enforcement of a decision of the Chosen Courts before any other courts, whether in the United States or abroad.

Section 8.11 Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Proceeding arising out of this Agreement, the Merger or any other Transaction. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 8.11.

Section 8.12 Remedies. Except as otherwise provided in this Agreement, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable Law, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

Section 8.13 Cooperation. The parties agree to provide reasonable cooperation with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such actions as may be reasonably requested by the other parties to evidence or effect the Transactions and to carry out the intent and purposes of this Agreement.

[remainder of page intentionally blank; signature pages follow]

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IN WITNESS WHEREOF, SA, NA, Merger Sub and the Company have duly executed this Agreement, all as of the date first written above.

CAP GEMINI S.A.

by	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

CAPGEMINI NORTH AMERICA, INC.

by	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

LAPORTE MERGER SUB, INC.

by	/s/ Thierry Delaponte
Name: Thierry Delaponte
Title: Authorized Signatory

IGATE CORPORATION

by	/s/ Jeffrey M. Friedel
Name: Jeffrey M. Friedel
Title: Senior Vice President, Legal

Exhibit A

to

Agreement and Plan of Merger

Index of Defined Terms

Location of
Defined Term	Definition
Acceptable Confidentiality Agreement	4.03(e)(i)
Adverse Recommendation Change	4.03(b)
Agreement	Preamble
Articles of Merger	1.03
Authorizations	2.15(a)
Bankruptcy and Equity Exception	2.04(a)
Book-Entry Shares	8.03(ii)
Burdensome Condition	5.03(c)
Certificates	1.08(b)
CFIUS	8.03(iv)
CFIUS Approval	8.03(v)
Chosen Courts	8.10(b)
Closing	1.02
Closing Date	1.02
Commonly Controlled Entity	2.11(j)(i)
Company	Preamble
Company Articles	2.01
Company Balance Sheet	2.06(d)
Company Benefit Agreement	2.11(j)(ii)
Company Benefit Plan	2.11(j)(iii)
Company Board	2.04(b)
Company Board Recommendation	2.04(b)
Company Bylaws	2.01
Company Common Stock	1.07
Company Disclosure Letter	II
Company Employee	5.05(a)
Company Material Adverse Effect	8.03(vi), 2.05(b), 2.05(a)
Company Notes	5.17(a)
Company Notes Indenture	5.17(a)
Company Notes Offer	5.17(a)
Company Notes Payoff	5.17(b)
Company Preferred Stock	2.02(a)
Company Registered Intellectual Property	2.17(k)(i)
Company SEC Documents	2.06(a)
Company Shareholder Approval	2.04(c)
Company Shareholders’ Meeting	5.01(a)
Company Source Code	2.17(k)(ii)
Company Subsidiaries	2.01
Company Takeover Proposal	5.07(b)(iii), 4.03(e)(ii)

Company Termination Fee	5.07(b)
Confidentiality Agreement	5.02
Consent	2.05(b)
Continuation Period	5.05(a)
Contract	2.05(a)
Direct Registration System	8.03(vii)
DOJ	5.03(b)
DPA	8.03(viii)
Effective Time	1.03
Environmental Law	2.16(b)
ERISA	2.11(j)(iii)
Exchange Act	2.05(b)
Existing D&O Policies	5.06(c)
Filed Company SEC Documents	II
Foreign Antitrust Laws	2.05(b)
FTC	5.03(b)
GAAP	2.06(c)
Government Contract	8.03(ix)
Governmental Entity	2.05(b)
HSR Act	2.05(b)
Indemnified Party	5.06(a)
Information Statement	5.01(a)
Intellectual Property	2.17(k)(iii)
Intervening Event	4.03(e)(iii)
Intervening Event Adverse Recommendation Change	4.03(b)(i)
Judgment	2.05(a)
Law	2.05(a)
Legal Restraints	6.01(b)
Liens	2.03(a)
Major Customer	2.23
Major Vendor	2.23
Match Period	4.03(b)(ii)
Measurement Date	2.02(a)
Merger	Recitals
Merger Consideration	1.07(c)
Merger Sub	Preamble
Nasdaq	2.05(b)
Offer Documents	5.17(a)
Outside Date	7.01(b)(i), 7.01(b)(i)
Parent	Preamble
Parent Expenses	5.07(d)
Parent Material Adverse Effect	8.03(xii)
Paying Agent	1.08(a)
Payment Fund	1.08(a)
PBCL	Recitals
Permitted Liens	2.12

Person	8.03(xiii)
Proceeding	2.14
Process Agent	8.10(c)
Proxy Statement	5.01(a)
Qualifying Company Takeover Proposal	4.03(a)
Remedial Action	5.03(c)
Representative	8.03(xiv)
Required Jurisdictions	6.01(e)
Revolving Facility	4.01(j)
Sarbanes-Oxley Act	2.06(f)
SEC	II
Securities Act	2.05(b)
Series A Preferred Stock	2.02(a)
Series B Preferred Stock	2.02(a)
Shareholder Approval Time	4.03(a)
Shareholder Consent	5.01(b)
Specified Contract	2.13(a)(xii)
Superior Company Proposal	4.03(e)(iv), 4.03(e)(iv)
Surviving Corporation	1.01
Takeover Statute	8.03(xvi)
Tax Return	2.09(h)(i)
Taxes	2.09(h)(ii)
Transactions	Recitals
Transfer Taxes	5.09
Voting Agreement	Recitals
Voting Company Debt	2.02(c)
Willful and Material Breach	8.03(xvii)
Written Consent End Date	8.03(xviii)

Exhibit B

to

Agreement and Plan of Merger

Articles of Incorporation of the Surviving Corporation

COMMONWEALTH OF PENNSYLVANIA

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

IGATE CORPORATION

In compliance with the requirements of the applicable provisions of 15 Pa. C.S. Section 1306 relating to the Business Corporation Law, Act of December 21, 1988 (P.L. 1444, No. 177), as amended, the undersigned, desiring to be incorporated as a business corporation, does hereby certify that:

1. Name. The name of the Corporation is iGATE Corporation

2. Registered Office. The name of the initial Commercial Registered Office Provider is AAAgent Services, LLC, and the County of Venue is Dauphin.

3. Statute. The Corporation is incorporated under the provisions of the Business Corporation Law of 1988, as amended.

4. Capital Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred (100) shares each with a par value of One Cent($.01).

5. Incorporator. The name and address of the Incorporator are as follows:

Name	Address
Alan H. Leiblich	c/o Blank Rome LLP One Logan Square Philadelphia, PA 19103

6. Term. The term for which the Corporation is to exist is perpetual.

7. Authority of Board of Directors. The Board of Directors shall have the full authority permitted by law to fix by resolution full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of any class or any series of any class that may be desired.

v

8. Cumulative Voting Rights. Shareholders of the Corporation shall not have the right to cumulate their votes for the election of Directors of the Corporation.

9. Bylaws. The Incorporator shall adopt the Bylaws on behalf of the Corporation. All conditions, qualifications, requirements, privileges and regulations regarding the Board of Directors and the shareholders, including voting rights, shall be fixed and governed by the Bylaws of the Corporation.

10. Personal Liability of Directors; Indemnification. A director of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the BCL and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit (i) the responsibility or liability of a director pursuant to any criminal statute or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law. Any repeal, modification or adoption of any provision inconsistent with Article 10 shall be prospective only, and neither the repeal or modification of this provision nor the adoption of any provision inconsistent with this provision shall adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification or the adoption of such inconsistent provision

11. Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the full extent permitted by law, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in (as a witness or otherwise) any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the Corporation or otherwise (hereinafter, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the heir, executor or administrator, is or was a director or executive officer of the Corporation or predecessor of the Corporation, as applicable, or is or was serving at the request of the Corporation or predecessor of the Corporation, as applicable, as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise (including without limitation service with respect to employee benefit plans), or where the basis of such proceeding is any alleged action or failure to take any action by such person while acting in an official capacity as a director or executive officer of the Corporation, or predecessor of the Corporation, as applicable, or in any other capacity on behalf of the Corporation while such person is or was serving as a director or executive officer of the Corporation, or predecessor of the Corporation, as applicable, against all expenses, liability and loss, including but not limited to attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement (whether with or without court approval), actually and reasonably incurred or paid by such person in connection therewith.

(b) Notwithstanding the foregoing clause (a), except as provided in Article 12 below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(c) Subject to the limitation set forth in the foregoing clause (b) concerning proceedings initiated by the person seeking indemnification, the right to indemnification conferred in this Article 11 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding (or part thereof) or in enforcing his or her rights under this Article 11 in advance of the final disposition thereof promptly after receipt by the Corporation of a request therefor stating in reasonable detail the expenses incurred; provided, however, that to the extent required by law, the payment of such expenses incurred by a director or executive officer of the Corporation in advance of the final disposition of a proceeding shall be made only upon receipt of an undertaking, by or on behalf of such person, to repay all amounts so advanced if and to the extent it shall ultimately be determined by a court that he or she is not entitled to be indemnified by the Corporation under this Article 11 or otherwise.

(d) The right to indemnification and advancement of expenses provided herein shall continue as to a person who has ceased to be a director or executive officer of the Corporation or to serve in any of the other capacities described herein, and shall inure to the benefit of the heirs, executors and administrators of such person.

(e) Notwithstanding any other provision contained herein, Articles 9 through 12 hereof shall not be amended, repealed or otherwise modified for a period of six (6) years from the date hereof in any manner that would adversely affect any right thereunder of individuals who, at or prior to the date hereof, were directors, officers, employees or agents (including as a fiduciary with respect to an employee benefit plan) of any predecessor corporation of the Corporation or any of its subsidiaries or any of their respective predecessors.

12. Payment of Indemnification. If a claim for indemnification under Article 11 hereof is not paid in full by the Corporation within thirty (30) days after a written claim therefor has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part on the merits or otherwise in establishing his or her right to indemnification or to the advancement of expenses, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

13. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of a final disposition conferred in Article 11 and the right to payment of expenses conferred in Article 12 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses hereunder may be entitled under any bylaw, agreement, vote of shareholders, vote of directors or otherwise, both as to actions in his or her official capacity and as to actions in any other capacity while holding that office, the Corporation having the express authority to enter into such agreements or arrangements as the Board of Directors deems appropriate for the indemnification of and advancement of expenses to present or future directors and officers as well as employees, representatives or agents of the Corporation in connection with their status with or services to or on behalf of the Corporation or any other corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, for which such person is serving at the request of the Corporation.

IN TESTIMONY WHEREOF, the Incorporator has signed these Articles of Incorporation this      day of             , 20    .

Alan H. Lieblich, Incorporator

Exhibit C

to

Agreement and Plan of Merger

Written Consent

IGATE Corporation

Written Consent of Shareholders

In Lieu of Meeting

The undersigned (the “Shareholders”), being the holders of the shares of capital stock of IGate Corporation, a Pennsylvania corporation (the “Company”), set forth opposite the name of each Shareholder on Schedule I hereto as of April 24, 2015 (being the record date established by the Board of Directors of the Company (the “Company Board”) for approval of the matters described herein) hereby irrevocably consent in writing, pursuant to Section 2524, Section 1924 (including any successor to such section) and Section 1766(b) of the Pennsylvania Business Corporation Law (the “PBCL”) and as authorized by Section 7.4 of the Third Amended and Restated Articles of Incorporation of the Company, to the actions and adoption of the resolutions set out below by written consent in lieu of a meeting of shareholders of the Company.

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2015, 2015, by and among the Company, Cap Gemini S.A., a French societe anonyme (“SA”), Capgemini North America, Inc., a Delaware corporation (“NA” and, together with SA, “Parent”), Laporte Merger Sub, Inc., a Pennsylvania corporation (“Merger Sub”) and a wholly owned subsidiary of NA, a copy of which has been provided to the Shareholders and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Merger Agreement);

WHEREAS, pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share of the Company (such shares, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares that are owned by the Company as treasury stock, or owned by any wholly owned subsidiary of the Company, Parent or Merger Sub) will be converted into the right to receive $48.00 in cash, without interest (the “Merger Consideration”);

WHEREAS, the undersigned have reviewed the Merger Agreement and such other information as they believed necessary to make an informed decision concerning their vote on the adoption of the Merger Agreement, and the undersigned have had the opportunity to consult with their own legal, tax and/or financial advisor(s) regarding the consequences to them of the Merger, the Merger Agreement and the execution of this written consent;

WHEREAS, the Company Board has received the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of the date of the Merger Agreement, to the effect that, based upon and subject to the factors and assumptions set forth therein, the consideration to be received by the holders of the Shares in the Merger is fair to such holders from a financial point of view;

WHEREAS, the Company Board has, at a meeting duly called and held at which all directors of the Company were present, including the disinterested directors in accordance with Section 2538 of the PBCL, if applicable, duly and unanimously adopted resolutions (i) approving and declaring advisable this Agreement, the Merger and the other Transactions, (ii) determining that the Merger and the other Transactions are in the best interests of the Company, (iii) proposing the Merger in accordance with Section 1922 of the PBCL by adopting a resolution approving this Agreement as a plan of merger for the purposes of Section 1922 of the PBCL and (iv) recommending that the Company’s shareholders adopt this Agreement if the Company Shareholder Approval is required by applicable Law;

WHEREAS, the affirmative vote or written consent of shareholders necessary to authorize the Merger is (a) the affirmative vote in favor of the adoption of the Merger Agreement by a majority of the votes cast by all shareholders of the Company entitled to vote thereon pursuant to Section 1924(a) (including any successor to such section) of the PBCL or (b) the written consent of shareholders who are entitled to cast the minimum number of votes that would be necessary to authorize the Merger at a meeting in which all shareholders entitled to vote thereon were present and voting pursuant to Section 2524 and Section 1776(b), respectively, of the PBCL (the “Company Shareholder Approval”);

WHEREAS, as of the date of this written consent, the Shareholders are the record and/or beneficial owners of 43,990,645 Shares, constituting approximately 54% of the aggregate voting power of all the outstanding Shares, and the execution and delivery of this written consent will constitute the Company Shareholder Approval; and

WHEREAS, pursuant to the Merger Agreement and in accordance with Section 1924(c) (including any successor to such section) of the PBCL, the Company Board has the power to terminate the Merger Agreement under certain circumstances after the Company Shareholder Approval is obtained by this written consent, upon the terms and subject to the conditions set forth in the Merger Agreement.

RESOLUTIONS

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are hereby authorized, accepted and adopted in all respects, and that the Shareholders hereby vote all of the shares of capital stock of the Company held by such Shareholders and entitled to vote thereon in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger; provided, however, that this written consent shall be of no further force or effect following any termination of the Merger Agreement in accordance with its terms (including, without limitation, pursuant to Section 7.04(b) thereof).

FURTHER RESOLVED, that this written consent is coupled with an interest and is irrevocable.

FURTHER RESOLVED, that the Shareholders hereby waive any and all notice requirements with respect to the time and place of meeting, and consents to the transaction of all business represented by this written consent.

FURTHER RESOLVED, that this written consent may be executed in two or more counterparts, each of which when so executed shall be an original, and all such counterparts shall together constitute one and the same instrument, and signatures to this written consent transmitted by facsimile or PDF copy shall be deemed original signatures for all purposes, and such execution and transmission shall be considered valid, binding and effective for all purposes.

This written consent shall be filed with the minutes of the meetings of the shareholders of the Company and shall be treated for all purposes as action taken at a meeting.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first written above.

By:
Title:

By:
Title:

By:
Title:

SCHEDULE I

Shareholders	Shares
Viscaria Limited	23,384,095
Ashok Trivedi	8,002,832
Sunil Wadhwani	7,997,625
Trivedi Family Qualified Subchapter “S” Trust	1,356,343
Wadhwani Partners No. 1 L.P.	1,027,500
Sunil and Nita Wadhwani Family Foundation	682,126
Ashok and Anjana Trivedi Charitable Remainder Unitrust	600,000
Sunil and Nita Wadhwani Charitable Remainder Unitrust	480,000
The Ashok and Anjana Trivedi Family Foundation	400,000
Wadhwani Partners No. 2 L.P.	60,124

ANNEX B

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of April 25, 2015, is by and among Cap Gemini S.A., a French société anonyme (“SA”), Capgemini North America, Inc., a Delaware corporation (“NA” and, together with SA, “Parent”), Laporte Merger Sub, Inc., a Pennsylvania corporation (“Merger Sub”) and a wholly owned subsidiary of NA and the persons listed on Schedule I hereto (each a “Shareholder” and collectively, the “Shareholders”)

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub, and IGate Corporation, a Pennsylvania corporation (the “Company”), will enter into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit A and as may be amended from time to time in accordance with its terms (the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Merger Agreement);

WHEREAS, each Shareholder and its respective affiliates are, as of the date hereof, the record and/or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Common Stock, par value $0.01 per share (the “Company Common Stock”), of the Company set forth opposite the name of such Shareholder on Schedule I hereto (together with any shares of Company Common Stock which such Shareholder may acquire at any time in the future during the term of this Agreement, the “Shares”); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, each Shareholder, severally and on its own account with respect to such Shareholder’s Shares and not jointly with the other Shareholders, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Shareholder. Each Shareholder hereby, severally and on its own account with respect to such Shareholder’s Shares and not jointly with the other Shareholders, represents and warrants , to Parent and Merger Sub as follows:

(a) Such Shareholder (i) is the record and/or beneficial owner of the shares of Company Common Stock set forth opposite such Shareholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, such Shareholder does not hold or have any beneficial ownership interest in any other shares of Company Common Stock.

(b) Such Shareholder has the legal capacity or requisite entity power and authority, as the case may be, to execute and deliver this Agreement and to consummate the

1

transactions contemplated hereby. If such Shareholder is an entity, it is duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its formation, and has taken all necessary entity action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement has been duly executed and delivered by such Shareholder and, assuming this Agreement constitutes a legally valid and binding obligation of Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity (the “Bankruptcy and Equity Exception”)).

(d) Neither the execution and delivery of this Agreement nor the consummation by such Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder or such Shareholder’s assets are bound, except for any such violation, default or conflict which would not, individually or in the aggregate, prevent or materially delay the performance by such Shareholder of any of its obligations under this Agreement. Except as contemplated by the Merger Agreement, the consummation by such Shareholder of the transactions contemplated hereby will not (i) violate any provision of any law, order, settlement, judgment, injunction or decree applicable to such Shareholder, (ii) if such Shareholder is an entity, conflict with or violate such Shareholder’s organizational documents or (iii) require any consent, approval, or notice under any law applicable to such Shareholder other than (x) as required under the Exchange Act and the rules and regulations promulgated thereunder and/or (y) where the failure to obtain such consents or approvals or to make such notifications, would not, individually or in the aggregate, prevent or materially delay the performance by such Shareholder of any of its obligations under this Agreement.

(e) The Shares and the certificates, if any, representing the Shares owned beneficially and/or of record by such Shareholder are now, and at all times during the term hereof will be, held by such Shareholder or by a nominee or custodian for the benefit of such Shareholder or its clients, or by its clients (or the clients of one of its affiliates), free and clear of all encumbrances, claims, proxies, voting trusts or agreements, options, rights (other than community property interests, if any, applicable to an individual Shareholder), understandings or arrangements or any other liens or restrictions whatsoever on title, transfer, or exercise of any rights of a shareholder in respect of such Shares (collectively, “Liens”), except (i) or any applicable restrictions on transfer under applicable securities laws and (ii) for encumbrances created by this Agreement (“Permitted Liens”).

(f) Such Shareholder has full voting power, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Shareholder’s Shares and except for Permitted Liens.

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(g) As of the date hereof, there is no action pending or, to the knowledge of such Shareholder , threatened against such Shareholder at law or equity before or by any Governmental Entity that would reasonably be expected to impair or materially delay the performance by such Shareholder of such Shareholder’s obligations under this Agreement.

(h) Such Shareholder has received and reviewed a substantially final draft of the Merger Agreement. Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

(i) No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Shareholder in its capacity as such.

SECTION 2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to the Shareholders as follows:

(a) Each of Parent and Merger Sub is an entity duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, and each of Parent and Merger Sub has all requisite entity power and authority to execute and deliver this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary entity action to authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b) This Agreement and the Merger Agreement have been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming such agreements constitute legally valid and binding obligations of the other parties thereto, this Agreement and the Merger Agreement constitute the legally valid and binding obligations of each of Parent and Merger Sub, enforceable against each of them in accordance with their terms, except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception, and subject to specific performance, injunctive relief and other equitable remedies.

SECTION 3. Transfer of the Shares; Other Legal Proceedings.

(a) Prior to the termination of this Agreement, except as otherwise expressly provided herein (including pursuant to this Section 3 or Section 4) or in the Merger Agreement, each Shareholder agrees that it shall not: (i) transfer, assign, sell, gift-over, tender, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement (including any short sale) with respect to, create or suffer to exist any Liens (other than Permitted Liens) on or consent to any of the foregoing (“Transfer”), any or all of such Shareholder’s Shares, or any right or interest therein; (ii) enter into any contract, swap, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of such Shareholder’s Shares with respect to any matter that is, or that is reasonably likely to be exercised in a manner, inconsistent with the provisions hereof; (iv) deposit any of such

3

Shareholder’s Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Shares; (v) knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of such Shareholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing or (vi) commit to do any of the foregoing. Any action taken in violation of the foregoing sentence shall be null and void ab initio if any involuntary Transfer of any of such Shareholder’s Shares shall occur (including, but not limited to, a sale by such Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Upon the request of Parent and at Parent’s expense (including any reasonable legal fees or expenses incurred by Shareholder), each Shareholder shall surrender or cause to be surrendered to the Company any share certificates representing such Shareholder’s Shares for imposition of a legend referencing these restrictions on transfer and the fact that such Shareholder’s Shares are subject to a voting agreement in accordance with Section 1529(f) of the PBCL.

(b) Each Shareholder agrees that it shall not become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) with respect to any shares of Company Common Stock or Company Restricted Shares or any other voting securities of the Company for the purpose of opposing or competing with or knowingly taking any actions inconsistent with the transactions contemplated by the Merger Agreement, provided, however, this Section 3(b) shall not apply if this Agreement shall have been terminated in accordance with Section 7.

(c) Notwithstanding the foregoing, each Shareholder may make (i) Transfers of Shares (A) to any Affiliate, (B) by will or by operation of law or other Transfers to immediate family members, trusts for the benefit of such Shareholder or any immediate family member of Shareholder or other Transfers for estate planning purposes, or upon the death of such Shareholder, or (C) in connection with bona fide gifts to charitable organizations or other gift Transfers, in which each case described in clauses (A), (B) and/or (C) above, any such transferee shall agree in writing to be bound by this Agreement prior to the consummation of any such Transfer, and (ii) with respect to such Shareholder’s Company Restricted Shares (A) that vest on or prior to the Outside Date, Transfers of Shares to the Company in order to satisfy required withholding taxes applicable upon the vesting of such Company Restricted Shares or (B) that are forfeited on or prior to the Outside Date, Transfers of Shares to the Company in connection with such forfeiture, and (iii) other Transfers of Shares as Parent may otherwise agree in writing in its sole discretion.

(d) EACH SHAREHOLDER HEREBY IRREVOCABLY GRANTS TO AND APPOINTS PARENT AND ANY DESIGNEE OF PARENT, AND EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SUCH SHAREHOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF SHAREHOLDERS OF THE COMPANY, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH

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RESPECT TO THE VOTING SHARES OWNED OR HELD BY SUCH SHAREHOLDER SOLELY WITH RESPECT TO THE MATTERS REFERRED TO IN SECTION 4(a) HEREOF DURING THE VOTING PERIOD, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS SUCH SHAREHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS. THE PROXY GRANTED PURSUANT TO THIS SECTION 3(d) BY EACH SHAREHOLDER IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY AND SHALL BE IRREVOCABLE UNTIL THE EARLIER TO OCCUR OF (I) THE EFFECTIVE TIME AND (II) SUCH DATE AND TIME AS THIS AGREEMENT SHALL BE VALIDLY TERMINATED PURSUANT TO SECTION 7 HEREOF. EACH SHAREHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. EACH SHAREHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE VOTING SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN SECTION 4(a) HEREOF, AND NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY SUCH SHAREHOLDER. PARENT MAY TERMINATE THIS PROXY WITH RESPECT TO ANY SHAREHOLDER AT ANY TIME AT ITS SOLE ELECTION BY WRITTEN NOTICE PROVIDED TO SUCH SHAREHOLDER. THE PROXY GRANTED BY EACH SHAREHOLDER SHALL BE AUTOMATICALLY REVOKED UPON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. EACH SHAREHOLDER AGREES THAT IMMEDIATELY AFTER EXECUTION OF THIS AGREEMENT, AN EXECUTED COPY OF THIS AGREEMENT SHALL BE FILED WITH THE SECRETARY OF THE COMPANY.

SECTION 4. Voting of Shares.

(a) Until the termination of this Agreement in accordance with its terms, at every meeting of shareholders of the Company, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company, each Shareholder shall, or shall cause the holder of record of such Shareholder’s Shares on any applicable record date to, (i) appear at each such meeting or otherwise cause all of such Shareholder’s Shares entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted all of such Shareholder’s Shares entitled to vote at each such meeting or give written consent or cause written consent to be given for all such Shares entitled to act by written consent (A) in favor of the adoption of the Merger Agreement and/or (B) against (x) any action or agreement that is in opposition to the Merger or that would reasonably be expected to impede, interfere with or prevent the Merger, including, but not limited to, any reorganization involving the Company or any Company Subsidiary, (y) any Company Takeover Proposal and any action in furtherance of any Company Takeover Proposal and (z) any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Shareholder under this Agreement.

5

(b) The obligations set forth in this Section 4 shall apply to each Shareholder unless and until the earliest to occur of the termination of this Agreement or as otherwise provided pursuant to Section 7.

(c) Each Shareholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Shareholder may have, (ii) agrees not to, and will not permit any of its affiliates to, solicit proxies or become a participant in a solicitation of proxies for any Company Takeover Proposal, (iii) agrees not to assist any Person, entity or group in taking or planning action that would compete with, restrain or otherwise serve to interfere with or inhibit Parent in connection with the Merger and (iv) agrees not to solicit, initiate, knowingly encourage or knowingly facilitate a Shareholders’ vote with respect to any Company Takeover Proposal. In addition, each Shareholder hereby agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective representatives or successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, (y) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement or (z) based on their status as shareholders of the Company relating to the negotiation, execution or delivery of the Written Consent or the Merger Agreement or the consummation of (but not the failure to consummate) the Merger and the other transactions contemplated by the Merger Agreement, and to take all necessary steps to affirmatively waive and release any right or claim of recovery or recovery in any settlement or judgment related to any such action reasonably requested by Parent in writing. For the avoidance of doubt, none of the Shareholders waive, release or discharge any claims relating to the right to receive the Merger Consideration under the Merger Agreement.

(d) Subject to the proxy granted under Section 3(d) above, each Shareholder shall retain at all times the right to vote such Shareholder’s Shares in such Shareholder’s sole discretion, and without any other limitation, on any matters other than those set forth in Section 4(a) that are at any time or from time to time presented for consideration to the Company’s shareholders generally.

(e) Notwithstanding anything in this Agreement, in the event that a vote of the shareholders of the Company is required to effect an amendment to the Merger Agreement that (i) reduces the amount, changes the form, or imposes any material restrictions or additional conditions on the receipt, of consideration payable in respect of each share of Company Common Stock in the Merger or (ii) is otherwise adverse to the holders of shares of Company Common Stock in such capacity, the provisions of this Agreement will not apply with respect to the Shareholders’ vote of such Shareholder’s Shares with respect to such vote to amend the Merger Agreement.

SECTION 5. Directors and Officers. This Agreement shall apply to each Shareholder solely in such Shareholder’s capacity as the beneficial owner and/or holder of record of Company Common Stock, Company Restricted Shares and/or other equity interests in the Company and not in such Shareholder’s capacity as a director, officer or employee of the Company or any Company Subsidiary or in such Shareholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing

6

herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

SECTION 6. Further Assurances. Each party shall execute and deliver any additional documents and take such further actions as may be reasonably necessary or desirable to carry out all of the provisions hereof, including all of the parties’ obligations under this Agreement.

SECTION 7. Termination.

(a) This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately and automatically with respect to a Shareholder upon the earliest to occur of the following:

(i) the termination of the Merger Agreement in accordance with its terms;

(ii) the Effective Time;

(iii) any change to the terms of the Transactions without the prior written consent of such Shareholder; or

(iv) the mutual written consent of Parent and such Shareholder.

(b) Upon termination of this Agreement, all obligations of the parties under this Agreement will terminate and any proxies granted hereunder shall be deemed automatically revoked, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party from liability arising from any Willful and Material Breach (as applied to this Agreement) prior to such termination.

(c) Section 10 shall survive the termination of this Agreement.

SECTION 8. Public Announcements. Each Shareholder agrees that any public announcements by such Shareholder relating to the transactions contemplated by this Agreement and the Merger Agreement will solely be made in such Shareholder’s capacity as a director or officer of the Company, and any such public announcement shall be governed by the terms and conditions of the Merger Agreement, subject to such Shareholder’s ability to comply with required disclosures relating to this Agreement under applicable securities laws. Each Shareholder (i) consents to and authorizes the publication and disclosure by Parent and its affiliates of Shareholder’s identity and holding of the Shares and the nature of Shareholder’s commitments and obligations under this Agreement in any announcement or disclosure required

7

by Law in connection with the Transactions or the transactions contemplated by this Agreement, and (ii) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure.

SECTION 9. Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Shares or (b) that a Shareholder shall become the beneficial and/or record owner of any additional shares of Company Common Stock after the date of this Agreement, then the terms of this Agreement shall apply to the shares of Company Common Stock owned beneficially and/or of record by such Shareholder immediately following the effectiveness of the events described in clause (a) or such Shareholder’s becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shares hereunder. In the event that a Shareholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4, then the terms of Section 4 shall apply to such other securities as though they were Shares hereunder.

SECTION 10. Miscellaneous.

(a) Notices. All notices, requests, claims, demands or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, sent via electronic mail (receipt confirmed) or sent by a nationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Shareholder, to the address set forth for such party on Schedule I with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:	Sarkis Jebejian, P.C.
Srinivas Kaushik
David Feirstein
Email:	sarkis.jebejian@kirkland.com
skaushik@kirkland.com
david.feirstein@kirkland.com

8

and

Pepper Hamilton LLP

Suite 5000, 500 Grant Street

Pittsburgh, PA 15219

Attention:	James Barnes
Valerie Demont
John Duke
Email:	barnesj@pepperlaw.com
demontv@pepperlaw.com
dukej@pepperlaw.com

If to Parent or Merger Sub, to:

Cap Gemini S.A.

Place de l’Etoile

11, rue de Tilsitt

75017 Paris, France

Attention:	Isabelle Roux-Chenu, Group General Counsel
Pierre-Yves Cros, Chief Development Officer
Email:	isabelle.roux-chenu@capgemini.com
pierre-yves.cros@capgemini.com

and

Capgemini North America, Inc.

623 Fifth Avenue, 33rd Floor

New York, NY 10022

Attention:	Michael Chayet, General Counsel North America
Robert Cowell, Director of Tax - U.S.
Email:	michael.chayet@capgemini.com
robert.cowell@capgemini.com

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention:	Howard L. Ellin
C. Michael Chitwood
Email:	Howard.Ellin@skadden.com
Michael.Chitwood@skadden.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

68, rue du Faubourg

Saint-Honoré 75008

Attention:	Armand W. Grumberg
Arash Attar-Rezvani
Email:	armand.grumberg@skadden.com
arash.attar@skadden.com

9

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed by PDF and in counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(d) Entire Agreement, No Third-Party Beneficiaries. This Agreement, together with the other documents and certificates delivered pursuant hereto, (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (ii) is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights or remedies or benefits of any nature whatsoever, other than the Company which is an express third-party beneficiary of Section 4(c) of this Agreement.

(e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(f) Specific Enforcement; Jurisdiction. (i) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any court referred to in Section 10(f)(ii), without proof of damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the parties acknowledges and agrees that the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without such right, none of the parties would have entered into this Agreement.

(ii) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania (and, to the extent the United States District Court for the Eastern District of Pennsylvania does not have subject matter jurisdiction, the jurisdiction of the courts of the Commonwealth of Pennsylvania in Philadelphia County) (the “Chosen Courts”), for the purpose of any Proceeding arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration,

10

performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in the Chosen Courts. Each of the parties hereto (1) consents to submit itself to the personal jurisdiction of the Chosen Courts in the event any Proceeding arises out of this Agreement, (2) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, (3) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Agreement at the address set forth in Section 10(a) and (4) agrees that it will not bring any Proceeding relating to this Agreement in any court other than the Chosen Courts. The parties hereto agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(g) Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Proceeding arising out of this Agreement.

(h) Assignment; Binding Nature. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, except that Parent and Merger Sub may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned subsidiaries of Parent, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly-owned subsidiaries of Parent, in each case to which it assigns its obligations under the Merger Agreement; provided, that no such assignment shall relieve the assigning party of any of their respective obligations under this Agreement. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 10(h).

(i) Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner so that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

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(j) Shareholder Obligation Several and Not Joint. The obligations of each Shareholder hereunder shall be several and not joint, and no Shareholder shall be liable for any breach of the terms of this Agreement by any other Shareholder.

(k) Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party unless it shall be in writing and signed by such party.

(l) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(m) No Ownership Interest. Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to all of the Shares shall remain vested in and belong to the applicable Shareholders and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Person in the voting of any of the Shares (except as otherwise specifically provided herein) or in the performance of any Shareholder’s duties or responsibilities as a shareholder of the Company.

(n) Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Parent, Merger Sub and each Shareholder listed on Schedule I hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

CAP GEMINI S.A.

By:	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

CAPGEMINI NORTH AMERICA, INC.

By:	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

LAPORTE MERGER SUB, INC.

By:	/s/ Thierry Delaponte
Name: Thierry Delaponte
Title: Authorized Signatory

[Signature Page to Voting Agreement]

VISCARIA LIMITED

By:	/s/ Vivesh Pillay
Name: Vivesh Pillay
Title: Director

ASHOK TRIVEDI

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi

SUNIL WADHWANI

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani

THE ASHOK AND ANJANA TRIVEDI FAMILY FOUNDATION

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: President

ASHOK AND ANJANA TRIVEDI CHARITABLE REMAINDER UNITRUST

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: Trustee

[Signature Page to the Voting Agreement]

SUNIL AND NITA WADHWANI FAMILY FOUNDATION

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: President

SUNIL AND NITA WADHWANI CHARITABLE REMAINDER UNITRUST

By:	/s/ Nita Wadhwani
Name: Nita Wadhwani
Title: Trustee

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: Trustee

TRIVEDI FAMILY QUALIFIED SUBCHAPTER “S” TRUST

By:	/s/ Arun Nayar
Name: Arun Nayar
Title: Trustee

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: Trustee

[Signature Page to the Voting Agreement]

WADHWANI PARTNERS NO. 1 L.P.

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of Fund A f/b/o Rohan
Wadhwani
Created under the Trust Agreement creating the Wadhwani Family Qualified Subchapter “S” Trust dated June 15, 1993

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of Fund B f/b/o Rohan
Wadhwani
Created under the Trust Agreement creating the Wadhwani Family Qualified Subchapter “S” Trust dated June 15, 1993

WADHWANI PARTNERS NO. 2 L.P.

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of The Shalina
Wadhwani Trust created under the
Trust Agreement dated December 20, 1991

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of The Rohan
Wadhwani Trust created under the
Trust Agreement dated December 20, 1991

[Signature Page to the Voting Agreement]

SCHEDULE I

Shareholders	Company Common Stock	Restricted Shares
Viscaria Limited	23,384,095	0
Ashok Trivedi	8,002,832	0
Sunil Wadhwani	7,997,625	0
Trivedi Family Qualified Subchapter “S” Trust	1,356,343	0
Wadhwani Partners No. 1 L.P.	1,027,500	0
Sunil and Nita Wadhwani Family Foundation	682,126	0
Ashok and Anjana Trivedi Charitable Remainder Unitrust	600,000	0
Sunil and Nita Wadhwani Charitable Remainder Unitrust	480,000	0
The Ashok and Anjana Trivedi Family Foundation	400,000	0
Wadhwani Partners No. 2 L.P.	60,124	0

[Schedule I to Support Agreement]

EXHIBIT A

Form of Merger Agreement

[see Annex A]

ANNEX C

OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Merrill Lynch, Pierce, Fenner & Smith Incorporated

April 25, 2015

The Board of Directors

IGATE Corporation

100 Somerset Corporate Blvd.

Bridgewater, NJ 08807

Members of the Board of Directors:

We understand that IGATE Corporation (“IGATE”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among IGATE, Cap Gemini S.A. (“Cap Gemini”), CapGemini North America, Inc. (“CapGemini NA”) and Laporte Merger Sub, Inc., a wholly owned subsidiary of CapGemini NA (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into IGATE (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of IGATE (“IGATE Common Stock”) will be converted into the right to receive $48.00 in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of IGATE Common Stock of the Consideration to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to IGATE;

(2)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of IGATE furnished to or discussed with us by the management of IGATE, including certain financial forecasts relating to IGATE prepared by the management of IGATE (such forecasts, “IGATE Forecasts”);

(3)	discussed the past and current business, operations, financial condition and prospects of IGATE with members of senior management of IGATE;

(4)	reviewed the trading history for IGATE Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(5)	compared certain financial and stock market information of IGATE with similar information of other companies we deemed relevant;

(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(7)

considered the results of our efforts on behalf of the Board of Directors of IGATE (the “Board”) to solicit, at the direction of the Board, indications of interest from certain third parties with respect to a possible acquisition of IGATE;

Merrill Lynch, Pierce, Fenner & Smith Incorporated member FINRA/SIPC, is a subsidiary of Bank of America Corporation

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1

The Board of Directors

IGATE Corporation

(8)	reviewed a draft, dated April 24, 2015 of the Agreement (the “Draft Agreement”); and

(9)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of IGATE that it is not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the IGATE Forecasts, we have been advised by the Board, and we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of IGATE as to the future financial performance of IGATE. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of IGATE or any other entity, nor have we made any physical inspection of the properties or assets of IGATE or any other entity. We have not evaluated the solvency or fair value of IGATE or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Board, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on IGATE or the Merger (including the contemplated benefits thereof). We also have assumed, at the direction of the Board, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of IGATE Common Stock and no opinion or view is expressed with respect to the Consideration to be received by any particular holder of IGATE Common Stock or any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to IGATE or in which IGATE might engage or as to the underlying business decision of IGATE to proceed with or effect the Merger. We also are not expressing any view or opinion with respect to, and we have relied, at the direction of the Board, upon the assessments of representatives of IGATE regarding, legal, regulatory, accounting, tax and similar matters relating to IGATE and the Merger (including the contemplated benefits thereof) as to which we understand that IGATE obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any shareholder should vote or act in connection with the Merger or any other matter.

We have acted as financial advisor to the Board in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of

Merrill Lynch, Pierce, Fenner & Smith Incorporated member FINRA/SIPC, is a subsidiary of Bank of America Corporation

Merrill Lynch, Pierce, Fenner and Smith Incorporated

One Bryant Park, New York, NY 10036

2

The Board of Directors

IGATE Corporation

which is contingent upon consummation of the Merger. In addition, IGATE has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Cap Gemini, certain of its affiliates, IGATE and certain of its affiliates (including Apax Partners LLP (“Apax”), certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates).

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to IGATE and certain of its affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain of IGATE’s affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates, in connection with certain mergers and acquisition transactions, (ii) having acted or acting as a bookrunner, underwriter and/or global coordinator for various debt and equity offerings of certain of IGATE’s affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates, (iii) having acted as a solicitation agent for a consent solicitation of a portfolio company of funds advised by Apax or its affiliates, (iv) having acted or acting as an administrative agent, collateral agent, bookrunner, arranger and/or global coordinator for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of certain of IGATE’s affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates (including acquisition financing), (v) having provided or providing certain derivatives, foreign exchange and other trading services to IGATE and/or certain of its affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates, (vi) having provided or providing certain managed investments services and products to IGATE and/or certain of its affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates, and (vii) having provided or providing certain treasury management products and services to IGATE and/or certain of its affiliates, including Apax, certain of its affiliates and/or certain portfolio companies of funds advised by Apax or its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Cap Gemini and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as an arranger for, and/or as a lender under, certain credit and leasing facilities and other credit arrangements of Cap Gemini and/or certain of its affiliates, (ii) having provided or providing certain foreign exchange trading services to Cap Gemini and/or certain of its affiliates, (iii) having provided or providing certain managed investments services and products to Cap Gemini and/or certain of its affiliates, and (iv) having provided or providing certain treasury management products and services to Cap Gemini and/or certain of its affiliates. In addition, we and/or certain of our

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The Board of Directors

IGATE Corporation

affiliates have maintained, currently are maintaining, and in the future may maintain, commercial (including vendor and/or customer) relationships with Cap Gemini and/or certain of its affiliates.

It is understood that this letter is for the benefit and use of the Board (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of IGATE Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Merrill Lynch, Pierce, Fenner & Smith Incorporated member FINRA/SIPC, is a subsidiary of Bank of America Corporation

Merrill Lynch, Pierce, Fenner and Smith Incorporated

One Bryant Park, New York, NY 10036

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